SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

Pre-Effective Amendment No.                                                [ ]

Post-Effective Amendment No.         27        (File No. 2-97636)          [X]
                                 ---------

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

Amendment No.        27        (File No. 811-4299)                         [X]
                  ---------


                           IDS LIFE SERIES FUND, INC.
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                 IDS Tower 10, Minneapolis, Minnesota 55440-0010
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                                 (612) 671-3678
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          Mary Ellyn Minenko - IDS Tower 10, Minneapolis, MN 55440-0010
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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X]  on June 29, 2001 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph  (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IDS
Life Series
Fund, Inc.

(icon of) planet


PROSPECTUS /June 29, 2001


(American Express Logo)

Equity Portfolio
Equity Income Portfolio
Government Securities Portfolio
Income Portfolio
International Equity Portfolio
Managed Portfolio
Money Market Portfolio


Please note that each Fund:
o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goals

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


The securities offered by IDS Life Series Fund, Inc. are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.


Managed by IDS Life Insurance Company

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds                                                 3p

Equity Portfolio                                          3p

Goal                                                      3p

Investment Strategy                                       3p

Risks                                                     4p


Past Performance                                          4p

Management                                                5p

Equity Income Portfolio                                   6p

Goal                                                      6p

Investment Strategy                                       6p

Risks                                                     7p

Past Performance                                          7p

Management                                                8p


Government Securities Portfolio                           9p

Goal                                                      9p

Investment Strategy                                       9p

Risks                                                     9p

Past Performance                                         10p


Management                                               10p

Income Portfolio                                         11p

Goal                                                     11p

Investment Strategy                                      11p

Risks                                                    11p

Past Performance                                         12p

Management                                               12p

International Equity Portfolio                           13p

Goal                                                     13p

Investment Strategy                                      13p

Risks                                                    13p

Past Performance                                         14p

Management                                               15p

Managed Portfolio                                        16p

Goal                                                     16p

Investment Strategy                                      16p

Risks                                                    16p

Past Performance                                         17p

Management                                               17p

Money Market Portfolio                                   18p

Goal                                                     18p

Investment Strategy                                      18p

Risks                                                    18p

Past Performance                                         19p

Management                                               19p

Fees and Expenses                                        20p

Shareholder Fees                                         20p

Annual Fund Operating Expenses                           20p

Buying and Selling Shares                                20p

Valuing Fund Shares                                      20p

Purchasing Shares                                        20p

Transferring/Selling Shares                              20p

Distributions and Taxes                                  21p

Other Information                                        21p

Financial Highlights                                     22p


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2p  IDS LIFE SERIES FUND, INC.

The Funds


References to "Fund" throughout the remainder of this prospectus refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy and allocating your premium payments to the variable subaccounts that invest in the Fund.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each Fund may differ significantly from any publicly-traded retail mutual fund.


Equity Portfolio

GOAL
The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT  STRATEGY
The Fund primarily invests in U.S. common stocks and securities convertible into common stocks.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment advisor,* chooses equity investments by:

o Identifying companies with:

  -- effective management,

  -- financial strength,

  -- competitive market position, and

  -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),

o Anticipating market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,

  -- the security has reached AEFC's price objective,

  -- the company has met AEFC's earnings and/or growth expectations,

  -- political, economic, or other events could affect the company's performance,

  -- AEFC wishes to minimize potential losses (i.e., in a market down-turn),

  -- AEFC wishes to lock-in profits, and

  -- AEFC identifies a more attractive opportunity.

Although not a primary investment strategy, the Fund also may invest in foreign securities, derivatives (such as futures, options, and forward contracts), money market securities, and other instruments.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Statement of Additional Information (SAI) and the annual/semiannual reports.

* Each Fund pays IDS Life Insurance Company (IDS Life) a fee for managing its assets. IDS Life and AEFC have an Investment Advisory Agreement that calls for IDS Life to pay AEFC a fee for investment advice.

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                                              PROSPECTUS -- JUNE 29, 2001  3

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Small Company Risk
   Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly. This type of decline also may affect entire sectors of the market (for example, technology stocks).


PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Equity Portfolio Performance (based on calendar years)


  +66.28%   +5.20%  +13.36%   +2.76% +38.39%  +19.91%  +21.13%   +9.06%   +80.89%  -24.67%
     1991     1992     1993     1994    1995     1996     1997     1998      1999     2000


During the period shown in the bar chart, the highest return for a calendar quarter was +62.34% (quarter ending December 1999) and the lowest return for a calendar quarter was -28.94% (quarter ending December 2000).

The Fund's year to date return as of March 31, 2001 was -30.26%.



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4p  IDS LIFE SERIES FUND, INC.

Average Annual Total Returns (as of Dec. 31, 2000)

                                 1 year           5 years          10 years
Equity Portfolio                 -24.67%          +16.63%           +19.79%
S&P 500 Index                     -9.10%          +18.33%           +17.46%
S&P MidCap 400 Index             +17.51%          +20.41%           +19.86%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The Standard & Poor's 500 Composite Price Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.


The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT
Louis Giglio, senior portfolio manager, is primarily responsible for the day-to-day operations of IDS Life Series Fund - Equity Portfolio. He joined AEFC in January 1994 as a senior equity analyst. He has managed this Fund since April 1997. He also serves as portfolio manager for AXP Strategy Aggressive Fund, AXP Variable Portfolio - Strategy Aggressive Fund and the AXP Innovations Fund (World Technologies Portfolio).


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                                              PROSPECTUS -- JUNE 29, 2001  5p

Equity Income Portfolio

GOAL
The goals of the Fund are a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

The selection of dividend-paying stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o Identifying companies with:

  -- dividend-paying stocks,

  -- effective management,

  -- financial strength, and

  -- moderate growth potential.

o Determining specific industry weightings within the following sectors:

   -- Consumer cyclical     -- Energy

   -- Consumer stable       -- Technology

   -- Financial             -- Industrial

o Identifying stocks that are selling at low prices in relation to:

  -- current and projected earnings,

  -- current and projected dividends,


  -- current and projected cash flow and free cash flow,

  -- current and projected asset values, and


  -- historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,

  -- the security has reached AEFC's price objective,

  -- the company has met AEFC's earnings and/or growth expectations, and

  -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as foreign securities, convertible securities, debt obligations (including bonds and commercial paper of any rating), and money market securities. Additionally, the Fund may utilize derivatives (such as futures, options, and forward contracts) to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies, see the SAI and the annual/semiannual reports.

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6p  IDS LIFE SERIES FUND, INC.

RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Sector/Concentration Risk
   Inflation Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.



PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Equity Income Portfolio Performance (based on calendar years)

                                                                       +0.37%
1991   1992   1993    1994     1995    1996     1997     1998    1999    2000

The Fund did not begin operations until June 17, 1999.

During the period shown in the bar chart, the highest return for a calendar quarter was +5.38% (quarter ending September 2000) and the lowest return for a calendar quarter was -1.99% (quarter ending March 2000).

The Fund's year to date return as of March 31, 2001 was -1.50%.


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                                            PROSPECTUS -- JUNE 29, 2001  7p

Average Annual Total Returns (as of Dec. 31, 2000)

                                                   1 year        Since inception
Equity Income Portfolio                            +0.37%            -1.26%(a)
S&P 500 Index                                      -9.10%            -1.41%(b)
Russell 1000(R)Value Index                         +7.01%            +1.18%(b)
Lipper Equity Income Funds Index                   +7.46%            +1.79%(b)

(a) Inception date was June 17, 1999.
(b) Measurement period started July 1. 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

Russell 1000 Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Lipper Equity Income Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT

Warren Spitz manages the day-to-day operations of IDS Life Series - Equity Income Portfolio. He joined AEFC in 2000 and began managing this Fund in November 2000. He also serves as portfolio manager of AXP Equity Value Fund, AXP Diversified Equity Income Fund and AXP Variable Portfolio - Diversified Equity Income Fund. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000.


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8p  IDS LIFE SERIES FUND, INC.

Government Securities Portfolio

GOAL
The goal of the Fund is a high level of current income and safety of principal. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
Under normal market conditions, the Fund's assets primarily are invested in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.

o    Identifying and buying securities that:

  -- are high quality, or

  -- have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, and

  -- have short or intermediate-term maturities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the interest rate or economic outlook changes,

  -- the security is overvalued,

  -- AEFC wishes to lock-in profits,

  -- AEFC identifies a more attractive opportunity, and

  -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in money market securities, investment grade non-governmental debt obligations, and other instruments.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Correlation Risk
   Interest Rate Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

 -------------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 29, 2001  9p

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and


o how the Fund's average annual total returns compare to a recognized securities market index.




How the Fund performed in the past does not indicate how the Fund will perform in the future.

Government Securities Portfolio Performance (based on calendar years)

+16.39%  +6.68%    +12.18%  -4.89%  +18.02%  +1.49%   +8.60%   +8.39%   -1.97%  +12.09%
 1991     1992      1993     1994    1995     1996     1997     1998     1999      2000

During the period shown in the bar chart, the highest return for a calendar quarter was +6.88% (quarter ending September 1991) and the lowest return for a calendar quarter was -4.14% (quarter ending March 1994).
The Fund's year to date return as of March 31, 2001 was +2.23%.



Average Annual Total Returns (as of Dec. 31, 2000)


                                 1 year           5 years          10 years
Government Securities
   Portfolio                     +12.09%           +5.59%            +7.46%
Merrill Lynch
   U.S. Government Index         +13.11%           +6.50%            +7.92%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Merrill Lynch U.S. Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

The securities included in the index may not be the same as those held by the Fund.



MANAGEMENT

Colin Lundgren manages the day-to-day operations of IDS Life Series Fund - Government Securities Portfolio. He joined AEFC in 1986 and has managed the Fund since January 1997. He served as associate portfolio manager for IDS Advisory and Wealth Management Service from 1995 to 1997. Prior to that he held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis.


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10p  IDS LIFE SERIES FUND, INC.

Income Portfolio

GOAL
The goal of the Fund is to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
Under normal market conditions, the Fund primarily will invest in debt securities. At least 50% of its net assets are invested in investment grade corporate bonds, certain unrated debt obligations that are believed to be of investment grade quality, and government securities (including asset-backed securities). The Fund will purchase bonds that are issued by U.S. and foreign companies. Foreign investments are limited to 25% of the Fund's total assets.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.

o    Identifying and buying securities that:

  -- are medium and high quality,

  -- have maturities that complement AEFC's expectations for long-term and short-term interest rates, and

  -- are expected to outperform other market sectors on a risk-adjusted basis
     (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the interest rate or economic outlook changes,

  -- a sector or industry is experiencing change,

  -- a security's rating is changed or is vulnerable to a change,

  -- the security is overvalued, and

  -- AEFC identifies a more attractive opportunity.

Although not a primary investment strategy, the Fund also may invest in money market securities, derivatives (such as futures, options, and forward contracts), convertible securities, and other instruments.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk
   Credit Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

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                                             PROSPECTUS -- JUNE 29, 2001  11p

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below and

o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


Income Portfolio Performance (based on calendar years)

+15.43%  +9.62%   +14.92%  -4.38%  +21.04%  +3.50%   +8.04%   +5.49%   +0.44%    +6.72%
1991     1992     1993     1994    1995     1996     1997     1998      1999     2000


During the period shown in the bar chart, the highest return for a calendar quarter was +7.24% (quarter ending June 1995) and the lowest return for a calendar quarter was -3.44% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2001 was +3.26%.

Average Annual Total Returns (as of Dec. 31, 2000)

                                 1 year           5 years          10 years
Income Portfolio                  +6.72%           +4.80%            +7.84%
Lehman Brothers
   Aggregate Bond Index          +11.63%           +6.46%            +7.96%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.



Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.


MANAGEMENT
Lorraine R. Hart, vice president - insurance investments, manages the day-to-day operations of IDS Life Series Fund - Income Portfolio. She joined AEFC in 1984 and has managed the Fund since 1991. She also manages the invested asset portfolios of IDS Life, IDS Life of New York, and American Enterprise Life Insurance Company.


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12p  IDS LIFE SERIES FUND, INC.

International Equity Portfolio

GOAL

The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in equity securities of foreign issuers. Under normal market conditions, at least 65% of the Fund's total assets are invested in common stocks or convertible securities of companies located in at least three foreign countries. The Fund may invest in developed and in emerging markets.

The selection of geographic regions and global industries and sectors are the primary decisions in building the investment portfolio. The percentage of the Fund's total assets invested in particular regions or industries will charge according to their economic conditions, growth prospects and valuation.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o    Considering opportunities and risks within regions or countries,

o    Identifying sectors or companies with strong growth potential, and

o Selecting stocks of companies that AEFC believes have the following fundamental strengths:

  -- financial strength,

  -- high demand for their products or services, and

  -- effective management.

o    Identifying   securities  with  sufficient   liquidity  in  trading  volume
     (however, AEFC may invest up to 10% of the Fund's net assets in illiquid securities).

AEFC decides how much to invest in various countries and local currencies, and then buys securities that offer the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,

  -- the security has reached AEFC's price objective,

  -- the company or the security continues to meet the standards described above, and

  -- the region or country is undergoing political, economic, or other change.

AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations. Although not a primary investment strategy, the Fund may utilize derivative instruments to produce incremental earnings and to increase flexibility. The Fund also may invest in other instruments such as money market securities, preferred stocks, convertible securities and debt securities (of any rating).

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Investments in U.S. issuers generally will constitute less than 20% of the Fund's total assets. If, however, investments in foreign securities appear to be relatively unattractive in AEFC's judgment, as a temporary defensive strategy, the Fund may invest any portion of its assets in securities of U.S. issuers appearing to offer opportunities for superior growth. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Correlation Risk
   Foreign/Emerging Markets Risk
   Liquidity Risk
   Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

----------------------------------------------------------------
                                             PROSPECTUS -- JUNE 29, 2001 13p

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an investor holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the charge below and


o how the Fund's average annual total returns compare to other recognized securities market indexes.


How the Fund performed in the past does not indicate how the Fund will perform in the future.


International Equity Portfolio Performance (based on calendar years)

                             +39.33  +23.85%  +6.20%  +21.52%   +37.04%  -24.08%
 1991   1992   1993   1994    1995    1996     1997    1998      1999     2000

During the period shown in the bar chart, the highest return for a calendar quarter was +28.11% (quarter ending December 1999) and the lowest return for a calendar quarter was -15.13% (quarter ending September 1998).

The Fund's year to date return as of March 31, 2001 was -19.78%.


----------------------------------------------------------------
14p  IDS LIFE SERIES FUND, INC.

Average Annual Total Returns (as of Dec. 31, 2000)

                                 1 year           5 years       Since inception
International Equity Portfolio   -24.08%          +10.70%           +14.29%a
MSCI EAFE Index                  -13.96%           +7.43%            +7.13%b
Lipper International
   Funds Index                   -14.72%          +10.20%            +8.80%b



(a) Inception date was Oct. 28, 1994.
(b) Measurement period started Nov. 1, 1994.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged index compiled from a composite of securities markets of Europe, Australia and the Far East, and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


Lipper International Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT
Mark Fawcett, Richard Leadem, and Gavin Corr are primarily responsible for the day-to-day operations of IDS Life Series Fund - International Equity Portfolio.

Mark Fawcett, co-manager of the Fund since September 2000, joined AEFC in 1999. He is chief investment officer of American Express Asset Management International Inc. (AEAMI), the London-based subsidiary of AEFC. He also manages AXP International Fund, AXP Variable Portfolio - International Fund, the international portion of AXP Managed Allocation Fund and the equity portion of AXP Global Balanced Fund. Prior to joining AEFC, Mark was with Gartmore Investment Management plc, a pension fund and mutual fund management company in the U.K. from 1991 to 1999.

Richard Leadem, co-manager of the Fund since September 2000, joined AEFC in 1997 as chief investment director - North American Equities for AEAMI. He also manages World Growth Portfolio and AXP Global Growth Fund. He also co-manages AXP Variable Portfolio - International Fund. Prior to joining AEFC, he was a senior portfolio manager at Mercury Asset Management from 1994 to 1997.

Gavin Corr, co-manager of the Fund since September 2000, joined AEFC in 1995 as a portfolio manager on the European equity team. He also co-manages AXP European Equity Fund and AXP Variable Portfolio - International Fund. Prior to joining AEFC, he was with a London investment bank.


----------------------------------------------------------------
                                            PROSPECTUS -- JUNE 29, 2001  15p

Managed Portfolio

GOAL
The goal of the Fund is to maximize total investment return through a combination of capital appreciation and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, convertible securities, debt securities, and money market instruments. Its investments will be continuously adjusted subject to the following three net asset limits: (1) up to 75% in equity securities, (2) up to 75% in bonds or other debt securities, and (3) up to 100% in money market instruments. Of the assets invested in bonds, at least 50% will be in investment grade corporate bonds (or in other bonds that the investment manager believes have the same investment qualities) and in government bonds. Foreign investments will not exceed 25% of the Fund's total assets.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o Identifying companies with:

  -- effective management,

  -- financial strength,

  -- competitive market position, and

  -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),

o Anticipating market trends.

AEFC chooses debt obligations by:

o    Considering opportunities and risks by credit rating and currency.

o    Focusing on investment-grade U.S. and foreign bonds.

o    Focusing on bonds that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,

  -- the security has reached AEFC's price objective, and

  -- the company or the security continues to meet the standards described above.

Although not a primary investment strategy, the Fund also may invest in certain other instruments, including derivatives (such as futures, options, and forward contracts). AEFC may make frequent securities trades that could result in increased fees, expenses and taxes.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk
   Credit Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

----------------------------------------------------------------
16p IDS LIFE SERIES FUND, INC.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Managed Portfolio Performance (based on calendar years)

+32.11% +10.34% +19.87% +0.66% +19.04% +14.52% +17.91% +14.43%  +24.62%  -13.89%
 1991    1992    1993    1994   1995    1996    1997    1998     1999     2000

During the period shown in the bar chart, the highest return for a calendar quarter was +18.58% (quarter ending December 1999) and the lowest return for a calendar quarter was -17.33% (quarter ending December 2000).

The Fund's year to date return as of March 31, 2001 was -21.30%.

Average Annual Total Returns (as of Dec. 31, 2000)

                                  1 year          5 years          10 years
Managed Portfolio                -13.89%          +10.64%           +13.25%
S&P 500 Index                     -9.10%          +18.33%           +17.46%
Lipper Balanced Funds Index       +2.39%          +11.80%           +12.45%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.


Lipper Balanced Funds Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT
Timothy A. Palmer and Doug Guffy are primarily responsible for the day-to-day operations of IDS Life Series Fund - Managed Portfolio.

Tim Palmer, senior portfolio manager, joined AEFC in April 2001 with more than 14 years of investment experience. Prior to that he was CEO and managing principal at Atlas Capital Management, a hedge fund firm. Prior to that he was a fixed income senior portfolio manager at Investment Advisors, Inc. Tim graduated with a BA in Economics from University of St. Thomas and an MBA in Finance from Columbia University. Tim earned his CFA designation in 1993. He also co-manages AXP Mutual Fund and AXP Selective Fund.


Doug Guffy joined AEFC in 1994 as an equity analyst. He began managing the equity income portfolio of Managed Portfolio in September 1998 and served as associate portfolio manager since 1997. Prior to that, he served as group director-financial services within the research department.

----------------------------------------------------------------
                                            PROSPECTUS -- JUNE 29, 2001  17p

Money Market Portfolio

GOAL
The goal of the Fund is to provide maximum current income consistent with liquidity and conservation of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

The selection of short-term debt obligations is the primary decision in building the investment portfolio. The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:

o    limits its average portfolio maturity to ninety days or less;

o    buys obligations with remaining maturities of 397 days or less; and


o buys only obligations that are denominated in U.S. dollars and present minimal credit risk.


In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),

  -- political, economic, or other events could affect the issuer's performance,

  -- AEFC identifies a more attractive opportunity, and

  -- the issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will vary from day-to-day. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.


Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


----------------------------------------------------------------
18p  IDS LIFE SERIES FUND, INC.PAST PERFORMANCE

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the chart below.


How the Fund performed in the past does not indicate how the Fund will perform in the future.


Money Market Portfolio Performance (based on calendar years)

+5.60%  +3.37%  +2.66%  +3.62% +5.22%  +4.94%  +5.09%   +5.08%   +4.72%  +6.00%
 1991    1992    1993    1994   1995    1996    1997     1998     1999    2000

During the period shown in the bar chart, the highest return for a calendar quarter was +1.56% (quarter ending March 1991) and the lowest return for a calendar quarter was +0.63% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2001 was +1.39%.

Average Annual Total Returns (as of Dec. 31, 2000)
                                 1 year           5 years          10 years
Money Market Portfolio            +6.00%           +5.16%            +4.62%

This table shows total returns from a hypothetical investment in the Fund. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


MANAGEMENT
Terry Seierstad, senior portfolio manager, manages the day-to-day operations of IDS Life Series Fund - Money Market Portfolio. He joined AEFC in 1982 and has managed this Fund since January 2001. He also serves as portfolio manager of AXP Tax-Exempt Bond Fund, AXP Cash Management Fund, and AXP Variable Portfolio - Cash Management Fund.


----------------------------------------------------------------
                                            PROSPECTUS -- JUNE 29, 2001  19p

Fees and Expenses

Fund investors pay various expenses. The summary below describes the fees and expenses that you would pay if you buy a variable life insurance contract and allocate your premium payments to the subaccount that invests in the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Because the Fund is the underlying investment vehicle for a variable life insurance contract, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your variable life insurance contract, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract are described in the variable life insurance prospectus.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:

                                    Management        Other
Fund                                  fees(1)      expenses(2)         Total
Equity Portfolio                       0.70%          0.03%           0.73%
Equity Income Portfolio                0.70%          0.10%           0.80%
Government Securities Portfolio        0.70%          0.10%           0.80%
Income Portfolio                       0.70%          0.05%           0.75%
International Equity Portfolio(3)      0.95%          0.05%           1.00%
Managed Portfolio                      0.70%          0.02%           0.72%
Money Market Portfolio                 0.50%          0.03%           0.53%


(1) The Fund pays IDS Life Insurance Company (IDS Life) a fee for managing its assets. In turn, IDS Life pays AEFC a fee for investment advisory services.

(2) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services. However, IDS Life has agreed to a voluntary limit of the annual charge of 0.10% of average daily net assets for these nonadvisory expenses. IDS Life reserves the right to discontinue limiting these nonadvisory expenses to 0.10%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

(3) AEFC pays American Express Asset Management International Inc. (AEAMI) a fee for sub-investment advisory services. AEAMI (50192 AXP Financial Center, Minneapolis, MN 55474) is a wholly-owned subsidiary of AEFC.

Buying and Selling Shares

VALUING FUND SHARES
The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Standard Time (CST), each business day (any day the New York Stock Exchange is open).

Money Market Portfolio's securities are valued at amortized cost. In valuing assets of all other Funds, the Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

PURCHASING SHARES
You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your variable life insurance prospectus.


TRANSFERRING/SELLING SHARES
There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your variable life insurance policy. Any charges that apply to the subaccount and your policy are described in your variable life insurance prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. IDS Life or an authorized agent will mail your payment within seven days after accepting your surrender or withdrawal request. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your variable life insurance prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.


----------------------------------------------------------------
20p  IDS LIFE SERIES FUND, INC.

Distributions and Taxes

The Fund distributes to shareholders (the variable subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to the shareholders (the variable subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENT
Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES
The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and variable annuities or variable life insurance is discussed in your variable life insurance prospectus.

Other Information


ABOUT IDS LIFE AND AEFC
IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

IDS Life is a wholly-owned subsidiary of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as of the end of the most recent fiscal year owned and managed more than $234 billion in assets.

AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


----------------------------------------------------------------
                                            PROSPECTUS -- JUNE 29, 2001  21p



Financial Highlights

Equity Portfolio


Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period               $ 47.72        $27.80       $33.96       $23.52       $29.34

Income from investment operations:

Net investment income (loss)                          (.06)         (.18)        (.06)        (.08)         .05

Net gains (losses) (both realized and unrealized)   (13.78)        20.10        (1.17)       11.55        (1.34)

Total from investment operations                    (13.84)        19.92        (1.23)       11.47        (1.29)

Less distributions:

Dividends from net investment income                     --           --           --           --         (.05)

Distributions from realized gains                   (10.51)           --        (4.93)       (1.03)       (4.48)

Total distributions                                 (10.51)           --        (4.93)       (1.03)       (4.53)

Net asset value, end of period                     $ 23.37        $47.72       $27.80       $33.96       $23.52

Ratios/supplemental data

Net assets, end of period (in thousands)         $1,092,695   $1,714,508     $988,937     $933,817     $551,518

Ratio of expenses to average daily net assets(b)       .73%         .72%         .73%         .72%         .76%

Ratio of net investment income (loss)
to average daily net assets                           (.18%)       (.46%)       (.26%)       (.29%)        .21%

Portfolio turnover rate
(excluding short-term securities)                      136%         126%         130%         147%         231%

Total return(c)                                     (37.21%)      71.66%       (2.80%)      49.52%       (3.66%)



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.


----------------------------------------------------------------
22p  IDS LIFE SERIES FUND, INC.

Equity Income Portfolio

Per share income and capital changes(a)


Fiscal period ended April 30,                          2001         2000(b)

Net asset value, beginning of period                $ 9.54        $10.00

Income from investment operations:

Net investment income (loss)                           .11           .05

Net gains (losses) (both realized and unrealized)      .64          (.46)

Total from investment operations                       .75          (.41)

Less distributions:

Dividends from net investment income                  (.11)         (.05)

Net asset value, end of period                      $10.18        $ 9.54

Ratios/supplemental data

Net assets, end of period (in thousands)             $3,945       $2,286

Ratio of expenses to average daily net assets(c)     .80%(d)       .81%(d,e)

Ratio of net investment income (loss)
to average daily net assets                           1.15%       1.15%(e)

Portfolio turnover rate
(excluding short-term securities)                      112%          20%

Total return(f)                                     7.92%        (4.12%)



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.90% and 3.91% for the years ended 2001 and 2000.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect the expenses that apply to the subaccounts or the policies.


----------------------------------------------------------------
                                            PROSPECTUS -- JUNE 29, 2001  23p


Government Securities Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period                $ 9.64        $10.13       $10.18       $ 9.87        $9.98

Income from investment operations:

Net investment income (loss)                           .55           .52          .53          .56          .59

Net gains (losses) (both realized and unrealized)      .54          (.44)         .04          .42         (.03)

Total from investment operations                      1.09           .08          .57          .98          .56

Less distributions:

Dividends from net investment income                  (.55)         (.53)        (.53)        (.56)        (.59)

Distributions from realized gains                       --          (.04)        (.09)        (.11)        (.08)

Total distributions                                   (.55)         (.57)        (.62)        (.67)        (.67)

Net asset value, end of period                      $10.18        $ 9.64       $10.13       $10.18        $9.87

Ratios/supplemental data

Net assets, end of period (in thousands)            $19,653      $18,491      $21,935      $14,607      $13,377

Ratio of expenses to average daily net assets(c)      .80%         .81%          .80%(b)     .80%(b)       .80%(b)

Ratio of net investment income (loss)
to average daily net assets                           5.53%        5.40%        5.19%        5.57%        5.88%

Portfolio turnover rate
(excluding short-term securities)                       76%         123%          89%          82%          62%

Total return(d)                                       11.55%        .86%         5.73%      10.11%         5.83%



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.87%, 0.89% and 0.85% for the years ended 1999, 1998 and 1997, respectively.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.



----------------------------------------------------------------
24p  IDS LIFE SERIES FUND, INC.

Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                          2001         2000         1999         1998         1997


Net asset value, beginning of period                 $9.17         $9.89       $10.28       $10.03       $ 9.93

Income from investment operations:

Net investment income (loss)                           .64           .64          .67          .69          .68

Net gains (losses) (both realized and unrealized)      .25          (.67)        (.32)         .29          .10

Total from investment operations                       .89          (.03)         .35          .98          .78

Less distributions:

Dividends from net investment income                  (.59)         (.64)        (.67)        (.69)        (.68)

Distributions from realized gains                       --            --         (.07)        (.04)          --

Excess distributions from net investment income         --          (.05)          --           --           --

Total distributions                                   (.59)         (.69)        (.74)        (.73)        (.68)

Net asset value, end of period                       $9.47         $9.17       $ 9.89       $10.28       $10.03

Ratios/supplemental data

Net assets, end of period (in thousands)          $103,685       $92,351      $97,578      $82,773      $66,745

Ratio of expenses to average daily net assets(b)      .75%          .74%         .75%         .74%         .80%

Ratio of net investment income (loss)
to average daily net assets                          6.82%         6.71%        6.65%        6.69%        6.73%

Portfolio turnover rate
(excluding short-term securities)                      83%           50%          22%          94%         106%

Total return(c)                                      9.94%         (.25%)       3.52%        9.97%        8.08%



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.


-------------------------------------------------------------------------------
                                            PROSPECTUS -- JUNE 29, 2001  25p

International Equity Portfolio


Per share income and capital changes(a)
Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period                $21.82        $19.04       $18.33       $14.73       $16.35

Income from investment operations:

Net investment income (loss)                           .10           .13          .18          .08          .14

Net gains (losses) (both realized and unrealized)    (5.11)         3.13         1.32         4.06         (.24)

Total from investment operations                     (5.01)         3.26         1.50         4.14         (.10)

Less distributions:

Dividends from net investment income                  (.10)         (.12)        (.17)        (.07)        (.15)

Distributions from realized gains                    (3.42)         (.36)        (.62)        (.42)       (1.37)

Excess distributions from net investment income         --            --           --         (.05)          --

Total distributions                                  (3.52)         (.48)        (.79)        (.54)       (1.52)

Net asset value, end of period                      $13.29        $21.82       $19.04       $18.33       $14.73

Ratios/supplemental data

Net assets, end of period (in thousands)          $299,920      $379,213     $283,001     $217,573     $125,874

Ratio of expenses to average daily net assets(c)     1.00%        1.02%         1.05%       1.05%(b)     1.05%(b)

Ratio of net investment income (loss)
to average daily net assets                           .59%          .60%        1.01%         .49%         .73%

Portfolio turnover rate
(excluding short-term securities)                     209%          124%          67%         172%         151%

Total return(d)                                    (26.76%)       17.44%        8.27%       28.41%       (.54%)



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.06% and 1.22% for the years ended 1998 and 1997, respectively.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

-------------------------------------------------------------------------------
26p  IDS LIFE SERIES FUND, INC.

Managed Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period                $23.56        $20.08       $19.81       $17.16       $16.49

Income from investment operations:

Net investment income (loss)                           .36           .40          .41          .47          .57

Net gains (losses) (both realized and unrealized)    (6.62)         3.69         1.49         3.92         1.37

Total from investment operations                     (6.26)         4.09         1.90         4.39         1.94

Less distributions:

Dividends from net investment income                  (.34)         (.40)        (.41)        (.47)        (.57)

Distributions from realized gains                     (.94)         (.21)       (1.22)       (1.27)        (.70)

Total distributions                                  (1.28)         (.61)       (1.63)       (1.74)       (1.27)

Net asset value, end of period                      $16.02        $23.56       $20.08       $19.81       $17.16

Ratios/supplemental data

Net assets, end of period (in thousands)          $588,084      $826,549     $685,154     $580,697     $410,737

Ratio of expenses to average daily net assets(b)      .72%          .72%         .74%         .72%         .75%

Ratio of net investment income (loss)
to average daily net assets                          1.73%         1.87%        2.23%        2.60%        3.46%

Portfolio turnover rate
(excluding short-term securities)                      69%           63%          96%         112%         100%

Total return(c)                                    (27.93%)       20.79%       10.52%       26.70%       12.45%



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.


-------------------------------------------------------------------------------
                                            PROSPECTUS -- JUNE 29, 2001  27p

Money Market Portfolio

Per share income and capital changes(a)


Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period                 $1.00         $1.00        $1.00        $1.00        $1.00

Income from investment operations:

Net investment income (loss)                           .06           .05          .05          .05          .05

Less distributions:

Dividends from net investment income                  (.06)         (.05)        (.05)        (.05)        (.05)

Net asset value, end of period                       $1.00         $1.00        $1.00        $1.00        $1.00

Ratios/supplemental data

Net assets, end of period (in thousands)           $69,662       $57,143      $45,564      $34,373      $28,546

Ratio of expenses to average daily net assets(c)      .53%          .59%         .60%         .60%        .60%(b)

Ratio of net investment income (loss)
to average daily net assets                          5.74%         4.99%        4.72%        5.04%        4.81%

Total return(d)                                      5.89%         5.11%        4.84%        5.16%        4.91%


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.64% for the year ended 1997.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of each Fund are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.


-------------------------------------------------------------------------------
28p  IDS LIFE SERIES FUND, INC.

Additional information about the Fund and its investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, or to make inquiries about the Fund, contact IDS Life Series Fund, Inc.

IDS Life Series Fund, Inc.
70100 AXP Financial Center
Minneapolis, MN 55474
800-862-7919
TTY: 800-846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-4299

 (American Express Logo)

                                                          S-6191-99 R (6/01)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           IDS LIFE SERIES FUND, INC.

                                EQUITY PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                                MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO

References to the "Fund" throughout the remainder of this Statement of Additional Information (SAI) refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.


                                  June 29, 2001

This SAI is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to IDS Life Series Fund, Inc., 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling (800)-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.


S-6191-20 A (6/01)

IDS Life Series Fund Inc.
                                                    55

                                TABLE OF CONTENTS


Fundamental Investment Policies.............................................p. 3

Investment Strategies and Types of Investments..............................p. 9

Information Regarding Risks and Investment Strategies.......................p.13

Security Transactions.......................................................p.35

Brokerage Commissions Paid to Brokers Affiliated with IDS Life..............p.37

Performance Information.....................................................p.38


Valuing Fund Shares.........................................................p.41

Selling Shares..............................................................p.43

Capital Loss Carryover......................................................p.43

Taxes.......................................................................p.43

Agreements..................................................................p.44

Organizational Information..................................................p.45

Board Members and Officers..................................................p.47

Compensation for Board Members..............................................p.49

Independent Auditors........................................................p.50

Appendix:  Description of Ratings...........................................p.51

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Equity Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate its investments in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


o    Purchase more than 10% of the outstanding voting securities of an issuer.

o    Issue senior securities, except as permitted under the 1940 Act.

Equity Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.


o    Purchase more than 10% of the outstanding voting securities of an issuer.

o    Issue senior securities, except as permitted under the 1940 Act.


Government Securities Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Buy securities of an issuer if the officers and directors of the Fund, AEFC and the Advisor hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.


o    Issue senior securities, except as permitted under the 1940 Act.


Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation of the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.


o    Issue senior securities, except as permitted under the 1940 Act.


International Equity Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when its sells restricted securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.


o    Issue senior securities, except as permitted under the 1940 Act.

Managed Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of this Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. (According to the present interpretation of the staff of the SEC this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry).


o    Issue senior securities, except as permitted under the 1940 Act.


Money Market Portfolio

o Act as an underwriter (sell securities for others). However, under securities laws the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Buy or sell real estate, commodities, or commodity contracts.

o Make cash loans. However, it does make short-term investments which it may have an agreement with the seller to reacquire.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o    Buy on margin or sell short.

o Invest in exploration or development programs, such as oil, gas or mineral programs.

o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

o Invest more than 25% of the Fund's assets taken at market value in any particular industry, except there is no limitation with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.


o    Issue senior securities, except as permitted under the 1940 Act.


Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It also lists certain percentage guidelines that are generally followed by the Fund's investment manager. This table is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

--------------------------------------------------------------------------------
                                    Allowable for
                                    The Fund?

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Investment strategies & types of        Equity     Equity    Government    Income  International Managed      Money
investments:                          Portfolio    Income    Securities  Portfolio    Equity    Portfolio     Market
                                                  Portfolio   Portfolio              Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Agency and Government Securities         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Borrowing                                yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Cash/Money Market Instruments            yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Collateralized Bond Obligations          yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper                         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Common Stock                             yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Convertible Securities                   yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Corporate Bonds                          yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Debt Obligations                         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Depositary Receipts                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Derivative Instruments                   yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Foreign Securities                       yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
High-Yield (High-Risk) Securities        yes         yes         no         yes         no         yes          no
(Junk Bonds)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Illiquid and Restricted Securities       yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Indexed Securities                       yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Inverse Floaters                          no         no          yes        yes         no         yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Investment Companies                     yes         yes         yes        yes         yes         no          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities          yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Loan Participations                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Mortgage- and Asset-Backed               yes         yes         yes        yes         yes        yes          no
Securities
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                     no         no          yes        yes         no         yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Municipal Obligations                    yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock                          yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                    yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Short Sales                               no         no          no          no         no          no          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Sovereign Debt                           yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Structured Products                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Variable- or Floating-Rate               yes         yes         yes        yes         yes        yes         yes
Securities
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Warrants                                 yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
When-Issued Securities                   yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Zero-Coupon, Step-Coupon, and            yes         yes         yes        yes         yes        yes          no
Pay-in-Kind Securities

-----------------------------------------------------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:

For Equity Portfolio:

o Neither foreign investments nor derivative instruments will exceed 25% of the Fund's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.


o    The Fund will not invest in a company to control or manage it.


o    The Fund will not buy on margin or sell short.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For Equity Income Portfolio:

o Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

For Government Securities Portfolio:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.


o    The Fund will not invest in a company to control or management it.


o The Fund will not buy on margin or sell short, except that it may enter into interest rate futures contracts.

o The Fund will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is just the regular commission.

For Income Portfolio:

o Under normal market conditions, the Fund primarily invests in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities and in both U.S. and foreign government bonds.


o    The Fund may invest up to 25% of its total assets in foreign investments.


o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.


o    The Fund will not invest in a company to control or management it.


o    The Fund will not buy on margin or sell short.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intent to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For International Equity Portfolio:

o Under normal market conditions, the Fund invests at least 65% of its total assets in foreign equity securities having a potential for superior growth.

o The Fund will not invest more than 10% of its net assets, at market, in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index future contracts.

o Normally, investments in U.S. issuers will constitute less than 20% of the Fund's investments. However, as a temporary measure, the Fund may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

For Managed Portfolio:

o The Fund invests in common and preferred stocks, convertible securities, derivative instruments, foreign securities and money market instruments. The portfolio manager continuously will adjust the mix of investments subject to the following three net asset limits: 1) up to 75% in equity securities (stocks), 2) up to 75% in bonds or other debt securities, and 3) up to 100% in money market instruments.

o Of the assets invested in bonds, at least 50% will be in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in government bonds. For the other 50% invested in corporate bonds, there is no minimum rating requirement.


o    The Fund may invest up to 25% of its total assets in foreign investments.


o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.


o    The Fund will not invest in a company to control or manage it.


o The Fund will not buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest in securities of investment companies except by purchases in the open market where the dealer's or sponsor's profit is just the regular commission.

For Money Market Portfolio:

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is just the regular commission. However, the Fund will not purchase or retain the securities of other open-end investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

RISKS


The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):


Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S.government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of money market securities and securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities


Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in derivatives may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions


Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.


As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.


Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.


Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a future date. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of security to be purchased declines prior the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS
--------------------------------------------------------------------------------

Subject to policies set by the board, IDS Life Insurance Company (IDS Life) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. IDS Life intends to direct American Express Financial Corporation, AEFC to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory Agreement between IDS Life and AEFC. When AEFC acts on IDS Life's behalf for the Fund, it follows the guidelines stated below.


The Fund, AEFC, and IDS Life (the Advisor) each have a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities with respect to the Fund and the other funds for which they act as investment managers.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and accounts advised by IDS Life even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by IDS Life or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, IDS Life carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, IDS Life makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.



Fund                                      Fiscal year 2001      Fiscal year 2000      Fiscal year 1999
--------------------------------------- --------------------- --------------------- ---------------------
Equity Portfolio                              $2,151,868            $1,667,398            $1,545,000
Equity Income Portfolio                            6,932                 1,290                    -0-
Government Securities Portfolio                       -0-                   -0-                   -0-
Income Portfolio                                   1,449                 1,063                    -0-
International Equity Portfolio                 2,636,720             1,482,400             2,881,012
Managed Portfolio                                321,781               472,759               816,300
Money Market Portfolio                                -0-                   -0-                   -0-


In fiscal year 2001, the following transactions and commissions were specifically directed to firms in exchange for research services:


Fund                                         Transactions        Commissions
---------------------------------------    -----------------   -----------------
Equity Portfolio                                 297,400          $16,981
Equity Income Portfolio                              250               13
Government Securities Portfolio                       -0-              -0-
Income Portfolio                                      -0-              -0-
International Equity Portfolio                        -0-              -0-
Managed Portfolio                                     -0-              -0-
Money Market Portfolio                                -0-              -0-

As of the end of the most recent fiscal year, Government Securities held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                                                Value of Securities
Fund                                             Name of Issuer               owned at End of Fiscal Year
----                                             --------------               ---------------------------
Equity Portfolio                             Salomon Smith Barney                   $2,595,490

Equity Income Portfolio                      FleetBoston Financial                      55,099
                                             J.P. Morgan Chase                          23,990
                                             Lehman Brothers Holdings                  164,851
                                             Morgan Stanley                             83,762

Income Portfolio                             LaBranche                                 269,407
                                             Morgan Stanley                            529,314

International Equity Portfolio               Credit Suisse Group                     9,856,037
                                             Salomon Smith Barney                    1,299,831

Managed Portfolio                            Bank of America                         3,920,000
                                             FleetBoston Financial                   3,453,300
                                             Goldman Sachs Group                       997,840
                                             LaBranche                                 524,690
                                             Merrill Lynch                           3,530,299
                                             Morgan Stanley                          1,058,628
                                             Salomon Smith Barney                    1,799,766
                                             Schwab (Charles)                        4,950,000

Money Market Portfolio                       Bank of America                         1,994,750
                                             Bear Stearns                            1,581,991
                                             Goldman Sachs Group                     2,977,483
                                             Morgan Stanley                            795,946

The portfolio turnover rates for the two most recent fiscal years were as follows:

Fund                                      Fiscal year 2001      Fiscal year 2000
--------------------------------------- --------------------- ------------------
Equity Portfolio                                136%                  126%
Equity Income Portfolio                         112                    20
Government Securities Portfolio                  76                   123
Income Portfolio                                 83                    50
International Equity Portfolio                  209                   124
Managed Portfolio                                69                    63


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE
--------------------------------------------------------------------------------

Affiliates of American Express Company (IDS Life is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management and Services Agreement.

No brokerage commissions were paid to brokers affiliated with the Advisor for the three most recent fiscal years for Government Securities, Income and International Equity Portfolios.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with the Advisor is contained in the following table:


                                                                     As of the end of Fiscal Year,

                                                                2001                          2000          1999

                                             -------------------------------------------  ------------  -------------

                                                                            Percent of
                ------------  -------------  -------------  -------------    Aggregate    ------------  -------------
                                                                              Dollar
                                               Aggregate                     Amount of     Aggregate      Aggregate
                                                Dollar       Percent of    Transactions      Dollar        Dollar
                                               amount of      Aggregate      Involving     Amount of      Amount of
Fund                            Nature of     Commissions     Brokerage     Payment of    Commissions    Commissions
                   Broker      Affiliation      Paid to      Commissions    Commissions     Paid to        Paid to
                                                Broker                                       Broker        Broker
Equity            American          *           $ 435            0.03 %        0.02 %       $ 5,790      $ 9,828
Portfolio        Enterprise
                 Investment
                  Services
                    Inc.

Equity Income     American          *               8            0.11          0.35              11           -0-
Portfolio        Enterprise
                 Investment
                  Services
                    Inc.

Managed           American          *             600            0.19          0.38           2,700        3,702
Portfolio        Enterprise
                 Investment
                  Services
                    Inc.

--------------------------------------------------------------------------------
*Wholly-owned subsidiary of the Advisor.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

where:           P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

ANNUALIZED YIELD

Government Securities and Income Portfolios - The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                           Yield = 2[ (a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Annualized yield based on the 30-day period ending April 30, 2001 for Government Securities Portfolio was 5.38% and Income Portfolio's yield was 6.53%. IDS Life agreed to a voluntary limitation of non-advisory expenses at an annual charge not to exceed 0.10% of the daily net assets of the Fund.


Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by:

o (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period.

o (b) dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and

o    (c) multiplying that return by 365/7 to obtain an annualized figure.

The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gain or loss.

The Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven day period + 1) x (365/7) - 1


The Fund's simple annualized yield was 4.32% and its compound yield was 4.42% for the seven-day period ending April 30, 2001.

Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted. In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service.


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.


Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.


VALUING FUND SHARES
--------------------------------------------------------------------------------

As of the end of the most recent fiscal year, the computation looked like this:


                                                                                            Net asset value
Fund                              Net assets                  Shares outstanding              of one share
------------------------------ ----------------- ------------ -------------------- -------- -----------------
Equity Portfolio               $1,092,694,943    divided by        46,763,789      equals        $23.37
Equity Income Portfolio           3,945,227                           387,392                     10.18
Government Securities            19,654,893                         1,931,001                     10.18
Portfolio
Income Portfolio                103,684,779                        10,954,471                      9.47
International Equity            299,919,771                        22,560,724                     13.29
Portfolio
Managed Portfolio               588,084,153                        36,699,796                     16.02


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Stocks, convertible bonds, warrants, futures and options traded on major exchanges are valued each day at their last quoted sales price on their primary exchange as of the close of the Exchange. If the last quoted sales price is not readily available for a particular security, the value is the average price between the last offer to buy and the last offer to sell.

o Stocks, convertible bonds and warrants with readily available market quotations but without a listing on an exchange are also valued at the average between the last bid (offer to buy) and asked (offer to sell) price at the time of the close of the Exchange.

o Short-term securities maturing in 60 days or less at the acquisition date are valued at amortized cost. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.)

o Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value. In valuing these, the fund directors are responsible for selecting methods which they believe give the fair value. For nonconvertible bonds, the usual method is to use the pricing service of an outside organization. Such pricing service may take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for normal institutional-size trading units of debt securities and does not rely exclusively on quoted prices.

o Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's board. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Valuing Money Market shares.

o Money Market Portfolio intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, it uses the amortized cost method in valuing its portfolio of securities.

o Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the portfolio will be valued at their amortized cost.

o In addition, the portfolio must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the fund's board of directors to be comparable. The portfolio must also purchase securities with original or remaining maturities of no more than 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less.

o In addition, the board of directors must establish procedures designed to stabilize the portfolio's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the portfolio securities by the board, at intervals deemed appropriate by it, to determine whether the net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5 percent, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.

In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities which are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on the portfolio's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor would be able to obtain a somewhat higher yield than he or she would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

SELLING SHARES
--------------------------------------------------------------------------------

The Fund will sell any shares presented by the shareholders (the subaccounts) for sale. The subaccounts' policy on when or whether to buy or sell shares is described in the Variable Life Insurance Policy prospectus.

During an emergency the board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to sell shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

Rejection of business

The Fund reserves the right to reject any business, in its sole discretion.


CAPITAL LOSS CARRYOVER
--------------------------------------------------------------------------------

For federal income tax purposes, Equity, Equity Income, Government Securities, Income, International Equity, and Managed Portfolios had total capital loss carryovers of $247,920,120, $3,718, $334,820, $4,986,913, $75,914,453, and
$40,685,980, respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                                           2007                 2008            2009                2010
---------------------------------------- ---------------- ----------------- ----------------- --------------
Equity Portfolio                           $    -0-             $    -0-     $       -0-       $ 245,994,368
Equity Income Portfolio                         -0-                  -0-             -0-               3,718
Government Securities Portfolio                 -0-              252,416          65,998              16,406
Income Portfolio                            167,205              411,295       3,747,305             661,108
International Equity Portfolio                  -0-                  -0-      12,541,364          63,372,819
Managed Portfolio                               -0-                  -0-             -0-          40,685,980

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES
--------------------------------------------------------------------------------

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

AGREEMENTS
--------------------------------------------------------------------------------

Investment Management and Services Agreement

The Funds do not maintain their own research department or record-keeping services. These are provided by the Advisor under the Investment Management and Services Agreement.

For its services, the Advisor is paid a fee based on the net assets of the portfolio. The asset charge is based on the aggregate average daily net assets of each of the Funds at the following rates.

         0.70%, on an annual basis, for Equity Portfolio; 0.70%, on an annual basis, for Equity Income Portfolio; 0.70%, on an annual basis, for Government Securities Portfolio; 0.70%, on an annual basis, for Income Portfolio; 0.95%, on an annual basis, for International Equity Portfolio; 0.70%, on an annual basis, for Managed Portfolio; and 0.50%, on an annual basis, for Money Market Portfolio

The table below shows the total amount paid by each Fund over the past three years.


                                           Fiscal Year             Fiscal Year             Fiscal Year
Fund                                          2001                    2000                     1999
------------------------------------- ---------------------- ------------------------ -----------------------
Equity Portfolio                            $10,622,094             $9,965,485              $6,157,181
Equity Income Portfolio                          22,028                  5,680                     N/A
Government Securities Portfolio                 126,980                148,303                 116,139
Income Portfolio                                671,822                664,467                 630,775
International Equity Portfolio                3,292,609              3,162,742               2,302,001
Managed Portfolio                             5,247,096              5,215,075               4,211,867
Money Market Portfolio                          309,315                288,994                 187,130


All nonadvisory expenses incurred by each Fund will be paid at an annual charge not to exceed 0.10% of the aggregate average daily net assets of the respective portfolio. The voluntary limitation of 0.10% has been established by the Advisor at that figure and the Advisor reserves the right to discontinue the voluntary limitation. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

Investment Advisory Agreement

The Advisor and AEFC have an Investment Advisory Agreement. It calls for the Advisor to pay AEFC a fee for investment advice. AEFC also executes purchases and sales and negotiates brokerage as directed by the Advisor. The fee paid by the Advisor is 0.25% of the average net assets for the year of all Funds, except for International Equity Portfolio. The fee paid by the Advisor is 0.35% of International Equity Portfolio's average net assets.


The Advisor paid AEFC $7,380,304 for investment advice for fiscal year 2001, $7,031,274 for fiscal year 2000, and $4,911,181 for fiscal year 1999.


Information concerning other funds advised by the Advisor or AEFC is contained in the prospectus.

Custodian Agreement


The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian has entered into a sub-custodian agreement with Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at 200 AXP Financial Center, Minneapolis, MN 55474.

SHARES

The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to one vote for each share owned. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the number of shares owned, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


FUND HISTORY TABLE FOR FUNDS MANAGED BY IDS LIFE


                                      Date of       Form of      State of       Fiscal     Diversified
                                    Organization  Organization Organization    Year End
----------------------------------- ------------- ------------ ------------- ------------- -------------
IDS Life Series Fund, Inc.             5/8/85     Corporation       MN           4/30
   Equity Portfolio                                                                            Yes
   Equity Income Portfolio                                                                     Yes
   Government Securities                                                                       Yes
   Portfolio
   Income Portfolio                                                                            Yes
   International Equity Portfolio                                                              Yes
   Managed Portfolio                                                                           Yes
   Money Market Portfolio                                                                      Yes
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Income       4/27/81,    Corporation     NV/MN          8/31
Series, Inc.                          6/13/86*
   AXP Variable Portfolio - Bond                                                               Yes
   Fund
   AXP Variable Portfolio - Extra                                                              Yes
   Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Federal Income Fund
   AXP Variable Portfolio -                                                                     No
   Global Bond Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio -              4/27/81,    Corporation     NV/MN          8/31
Investment Series, Inc.               6/13/86*
   AXP Variable Portfolio - Blue                                                               Yes
   Chip Advantage Fund
   AXP Variable Portfolio -                                                                    Yes
   Capital Resource Fund
   AXP Variable Portfolio -                                                                    Yes
   Emerging Markets Fund
   AXP Variable Portfolio -                                                                    Yes
   Equity Select Fund
   AXP Variable Portfolio -                                                                    Yes
   Growth Fund
   AXP Variable Portfolio                                                                      Yes
   -International Fund
   AXP Variable Portfolio - New                                                                Yes
   Dimensions Fund
   AXP Variable Portfolio - Small                                                              Yes
   Cap Advantage Fund
   AXP Variable Portfolio - S & P                                                               No
   500 Index Fund
   AXP Variable Portfolio -                                                                    Yes
   Strategy Aggressive Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Managed       3/5/85     Corporation       MN           8/31
Series, Inc.
   AXP Variable Portfolio -                                                                    Yes
   Diversified Equity Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Managed Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Money        4/27/81,    Corporation     NV/MN          8/31
Market Series, Inc.                   6/13/86*
   AXP Variable Portfolio - Cash                                                               Yes
   Management Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------



* Date merged into a Minnesota corporation.



BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------

The Fund has a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's independent board members.


Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN 55431-1253

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Fairview Corporation.

Jean B. Keffeler
Born in 1945
3424 Zenith Ave. S.
Minneapolis, MN 55416

Independent management consultant. Director, National Computer Systems.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1700 Foshay Tower
821 Marquette Ave.
Minneapolis, MN 55402

President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Allina, Space Center Enterprises and Greenspring Corporation.

The following is a list of the Fund's board members affiliated with American Express Financial Corporation.

Gumer C. Alvero
Born in 1967
70100 AXP Financial Center
Minneapolis, MN  55474

President, Chief Executive Officer and Director, IDS Life Series Fund, Inc. since 2000.

Timothy V. Bechtold
Born in 1953
70100 AXP Financial Center
Minneapolis, MN  55474

Vice President - Rick Management Products, AEFC. Executive Vice President - Risk Management Products, IDS Life. Director, IDS Life Series Fund, Inc. since 2001.

The board also has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board.

In addition to Mr. Alvero, who is the President, the Fund's other officers are:

C. Nikol Davies
Born in 1966
70100 AXP Financial Center
Minneapolis, MN  55474
Secretary

Secretary, AEFC since 2001.

Lorraine R. Hart
Born in 1951
70100 AXP Financial Center
Minneapolis, MN  55474
Vice President - Investments

Vice President - Insurance Investments, AEFC. Vice President - Investments, IDS Life.

Frederick C. Quirsfeld
Born in 1947
53609 AXP Financial Center
Minneapolis, MN  55474
Vice President - Investments since 2000.

Senior Vice President - Fixed Income, and Director of AEFC.

Teresa J. Rasmussen
Born in 1956
70100 AXP Financial Center
Minneapolis, MN  55474
General Counsel and Assistant Secretary

Vice President and General Counsel, IDS Life, since August 2000; Vice President and Assistant General Counsel, AEFC, since August 2000; Assistant Vice President, AEFC, from October 1995 to August 2000.

Philip C. Wentzel
Born in 1961
200 AXP Financial Center
Minneapolis, MN  55474
Controller

Controller, IDS Life, since 1998. Director of Financial Reporting and Analysis; AEFC, from 1992 to 1997.

David L. Yowan
Vice President and Treasurer
200 AXP Financial Center
Minneapolis, MN  55474

Senior Vice President and Assistant Treasurer of American Express Company since January 1999. Vice President and Corporate Treasurer, AEFC, since March 2001. Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

COMPENSATION FOR BOARD MEMBERS
--------------------------------------------------------------------------------


During the most recent fiscal year, the independent members of the Fund board, for attending up to 4 meetings, received the following compensation:


                               Compensation Table
                              for Equity Portfolio


                                                Total cash compensation from IDS
Board member               Aggregate             Life Series Fund, Inc. and IDS
                  compensation from the Fund    Life Variable Annuity Fund A and
                                                               Fund B
Rodney P. Burwell           $1,500                            $3,000
Jean B. Keffeler             1,500                             3,000
Thomas R. McBurney           2,000                             4,000


                               Compensation Table
                           for Equity Income Portfolio


                                                Total cash compensation from IDS
Board member               Aggregate              Life Series Fund, Inc. and IDS
                  compensation from the Fund    Life Variable Annuity Fund A and
                                                               Fund B
Rodney P. Burwell           $1,500                            $3,000
Jean B. Keffeler             1,500                             3,000
Thomas R. McBurney           2,000                             4,000


                               Compensation Table
                       for Government Securities Portfolio


                                                Total cash compensation from IDS
Board member               Aggregate             Life Series Fund, Inc. and IDS
                  compensation from the Fund    Life Variable Annuity Fund A and
                                                               Fund B
Rodney P. Burwell           $1,500                            $3,000
Jean B. Keffeler             1,500                             3,000
Thomas R. McBurney           2,000                             4,000


                               Compensation Table
                              for Income Portfolio


                                                Total cash compensation from IDS
Board member               Aggregate             Life Series Fund, Inc. and IDS
                  compensation from the Fund    Life Variable Annuity Fund A and
                                                               Fund B
Rodney P. Burwell           $1,500                            $3,000
Jean B. Keffeler             1,500                             3,000
Thomas R. McBurney           2,000                             4,000


                               Compensation Table
                       for International Equity Portfolio


                                                Total cash compensation from IDS
Board member               Aggregate             Life Series Fund, Inc. and IDS
                  compensation from the Fund    Life Variable Annuity Fund A and
                                                               Fund B
Rodney P. Burwell           $1,500                            $3,000
Jean B. Keffeler             1,500                             3,000
Thomas R. McBurney           2,000                             4,000

                               Compensation Table
                              for Managed Portfolio


                                                Total cash compensation from IDS
Board member               Aggregate             Life Series Fund, Inc. and IDS
                  compensation from the Fund    Life Variable Annuity Fund A and
                                                                Fund B
Rodney P. Burwell            $1,500                            $3,000
Jean B. Keffeler              1,500                             3,000
Thomas R. McBurney            2,000                             4,000


                               Compensation Table
                           for Money Market Portfolio


                                                Total cash compensation from IDS
Board member               Aggregate             Life Series Fund, Inc. and IDS
                  compensation from the Fund    Life Variable Annuity Fund A and
                                                               Fund B
Rodney P. Burwell           $1,500                            $3,000
Jean B. Keffeler             1,500                             3,000
Thomas R. McBurney           2,000                             4,000


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the Fund's outstanding shares.

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS


                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

          o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          o    Nature of and provisions of the obligation.

          o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B Issues are regarded as having only speculative capacity for timely payment.

          C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

          D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                  Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.


                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
IDS LIFE SERIES FUND, INC.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 2001 (year ended April 30, 2001 and the period from June 17, 1999, commencement of operations, to April 30, 2000 for Equity Income Portfolio), and the financial highlights for each of the years in the five-year period ended April 30, 2001 (year ended April 30, 2001 and the period from June 17, 1999, commencement of operations, to April 30, 2000 for Equity Income Portfolio). These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2001 and the results of their operations, changes in their net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
June 1, 2001

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  17

Financial Statements

Statements of assets and liabilities
IDS Life Series Fund, Inc.

                                                                        Equity         Equity      Government       Income
                                                                       Portfolio       Income      Securities      Portfolio
April 30, 2001                                                                        Portfolio     Portfolio
Assets

Investments in securities, at value (Note 1)
   (identified cost $1,094,425,856, $3,567,298, $18,831,750
   and $103,529,310, respectively)                                $1,088,985,952    $3,842,555    $19,320,626  $103,085,006
Cash in bank on demand deposit                                            77,218       124,264        216,741       357,766
Expense reimbursement receivable from IDS Life                                --            --          1,451            --
Receivable for investment securities sold                             20,450,661            --             --       461,379
Dividends and accrued interest receivable                                432,250         6,019        224,910     1,655,625
                                                                         -------         -----        -------     ---------
Total assets                                                       1,109,946,081     3,972,838     19,763,728   105,559,776
                                                                   -------------     ---------     ----------   -----------

Liabilities
Dividends payable to shareholders (Note 1)                                    --        12,054         86,513       553,211
Payable for investment securities purchased                           16,490,748        12,987             --     1,246,601
Accrued investment management services fee                               585,999         2,213         11,723        61,560
Other accrued expenses                                                    81,516           357         10,599        13,625
Options contracts written, at value
   (premium received $285,407 for Equity Portfolio) (Note 6)              92,875            --             --            --
                                                                          ------        ------        -------     ---------
Total liabilities                                                     17,251,138        27,611        108,835     1,874,997
                                                                      ----------        ------        -------     ---------
Net assets applicable to outstanding capital stock                $1,092,694,943    $3,945,227    $19,654,893  $103,684,779
                                                                  ==============    ==========    ===========  ============

Represented by
Capital stock -- $.001 par value (Note 1)                          $       46,764    $      387    $     1,931  $     10,954
Additional paid-in capital                                         1,214,651,179     3,674,487     19,495,090   109,135,993
Undistributed (excess of distributions over) net investment income        42,699            --          3,816        12,446
Accumulated net realized gain (loss) (Note 8)                       (116,798,327)       (4,904)      (334,820)   (5,030,310)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies        (5,247,372)      275,257        488,876      (444,304)
                                                                      ----------       -------        -------      --------
Total -- representing net assets applicable to
   outstanding capital stock                                      $1,092,694,943    $3,945,227    $19,654,893  $103,684,779
                                                                  ==============    ==========    ===========  ============
Shares outstanding                                                    46,763,789       387,392      1,931,001    10,954,471
                                                                      ----------       -------      ---------    ----------
Net asset value per share of outstanding capital stock            $        23.37    $    10.18    $     10.18  $       9.47
                                                                  --------------    ----------    -----------  ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
18  IDS LIFE SERIES FUND, INC.


Statements of assets and liabilities (continued)
IDS Life Series Fund, Inc.
                                                                                    International    Managed         Money
                                                                                       Equity       Portfolio       Market
April 30, 2001                                                                        Portfolio                    Portfolio
Assets

Investments in securities, at value (Note 1)
   (identified cost $297,896,036, $549,967,582 and $69,894,090, respectively)     $300,565,796   $589,186,842   $69,894,090
Cash in bank on demand deposit                                                          43,298        187,479        81,913
Receivable for investment securities sold                                            1,463,149      2,431,692            --
Unrealized appreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                      370,119             --            --
Dividends and accrued interest receivable                                              572,068      2,724,461            --
                                                                                       -------      ---------     ---------
Total assets                                                                       303,014,430    594,530,474    69,976,003
                                                                                   -----------    -----------    ----------

Liabilities
Dividends payable to shareholders (Note 1)                                             478,030      3,044,491       233,596
Payable for investment securities purchased                                          2,322,771      3,031,200            --
Accrued investment management services fee                                             229,353        329,294        29,315
Unrealized depreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                        8,472             --            --
Other accrued expenses                                                                  56,033         41,336        50,838
                                                                                        ------         ------        ------
Total liabilities                                                                    3,094,659      6,446,321       313,749
                                                                                     ---------      ---------       -------
Net assets applicable to outstanding capital stock                                $299,919,771   $588,084,153   $69,662,254
                                                                                  ============   ============   ===========

Represented by
Capital stock -- $.001 par value (Note 1)                                         $     22,561   $     36,700   $    69,667
Additional paid-in capital                                                         374,093,466    589,250,045    69,592,691
Undistributed (excess of distributions over) net investment income                    (318,763)       294,186           994
Accumulated net realized gain (loss) (Note 8)                                      (76,897,624)   (40,017,522)       (1,098)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Notes 5 and 7)       3,020,131     38,520,744            --
                                                                                     ---------     ----------      ---------
Total -- representing net assets applicable to
   outstanding capital stock                                                      $299,919,771   $588,084,153   $69,662,254
                                                                                  ============   ============   ===========
Shares outstanding                                                                  22,560,724     36,699,796    69,666,965
                                                                                    ----------     ----------    ----------
Net asset value per share of outstanding capital stock                            $      13.29  $       16.02  $       1.00
                                                                                  ------------  -------------  ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  19

Statements of operations
IDS Life Series Fund, Inc.

                                                                        Equity         Equity      Government       Income
                                                                       Portfolio       Income      Securities      Portfolio
Year ended April 30, 2001                                                             Portfolio     Portfolio
Investment income

Income:
Dividends                                                          $   2,270,456      $ 55,639      $      --   $   154,434
Interest                                                               6,016,365         5,711      1,150,389     7,115,822
   Less foreign taxes withheld                                           (13,190)           (5)            --          (118)
                                                                         -------     ---------      ---------     ---------
Total income                                                           8,273,631        61,345      1,150,389     7,270,138
                                                                       ---------        ------      ---------     ---------
Expenses (Note 2):
Investment management and services fee                                10,622,094        22,028        126,980       671,822
Custodian fees                                                           163,429        28,287          7,468        25,453
Audit fees                                                                16,000         9,500          9,500        10,750
Directors fees                                                             4,034             7             62           267
Printing and postage                                                     223,469           101          1,726        10,281
Other                                                                      1,976            --          2,005            57
                                                                           -----     ---------          -----     ---------
Total expenses                                                        11,031,002        59,923        147,741       718,630
   Less expenses reimbursed by IDS Life                                       --       (34,674)        (1,451)           --
                                                                       ---------        ------         ------     ---------
                                                                      11,031,002        25,249        146,290       718,630
   Earnings credits on cash balances (Note 2)                               (348)           --         (2,613)       (2,451)
                                                                      ----------     ---------         ------        ------
Total expenses -- net                                                  11,030,654       25,249        143,677       716,179
                                                                      ----------        ------        -------       -------
Investment income (loss) -- net                                        (2,757,023)      36,096      1,006,712     6,553,959
                                                                      ----------        ------      ---------     ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                   (121,765,208)        8,792        (17,641)   (2,284,101)
   Foreign currency transactions                                         476,615            38             --         7,625
   Options contracts written (Note 6)                                  7,094,205            --             --            --
                                                                       ---------      --------      ---------     ---------
Net realized gain (loss) on investments                             (114,194,388)        8,830        (17,641)   (2,276,476)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                (523,414,933)      236,595        943,134     4,756,318
                                                                    ------------       -------        -------     ---------
Net gain (loss) on investments and foreign currencies               (637,609,321)      245,425        925,493     2,479,842
                                                                    ------------       -------        -------     ---------
Net increase (decrease) in net assets resulting from operations    $(640,366,344)     $281,521     $1,932,205   $ 9,033,801
                                                                   =============      ========     ==========   ===========

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
20  IDS LIFE SERIES FUND, INC.

IDS Life Series Fund, Inc.

                                                                                    International    Managed         Money
                                                                                       Equity       Portfolio       Market
Year ended April 30, 2001                                                             Portfolio                    Portfolio
Investment income

Income:
Dividends                                                                        $   3,776,166  $   1,642,563    $       --
Interest                                                                             2,113,921     16,802,288     3,883,442
   Less foreign taxes withheld                                                        (379,124)        (2,813)           --
                                                                                      --------         ------     ---------
Total income                                                                         5,510,963     18,442,038     3,883,442
                                                                                     ---------     ----------     ---------
Expenses (Note 2):
Investment management and services fee                                               3,292,609      5,247,096       309,315
Custodian fees                                                                         132,346         73,593         8,321
Audit fees                                                                              13,250         15,500         8,000
Directors fees                                                                             862          1,190             1
Printing and postage                                                                    34,750         86,243         5,379
Other                                                                                      567            745            --
                                                                                     ---------      ---------     ---------
Total expenses                                                                       3,474,384      5,424,367       331,016
   Earnings credits on cash balances (Note 2)                                           (2,592)          (693)       (3,616)
Total expenses -- net                                                                3,471,792      5,423,674       327,400
                                                                                     ---------      ---------       -------
Investment income (loss) -- net                                                      2,039,171     13,018,364     3,556,042
                                                                                     ---------     ----------     ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (76,410,132)   (38,192,443)          226
   Foreign currency transactions                                                       (64,269)            --            --
   Futures contracts                                                                  (343,934)    (1,572,868)           --
   Options contracts written (Note 6)                                                       --        224,483            --
                                                                                   -----------    -----------     ---------
Net realized gain (loss) on investments                                            (76,818,335)   (39,540,828)          226
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (32,028,217)  (202,260,263)           --
                                                                                   -----------   ------------     ---------
Net gain (loss) on investments and foreign currencies                             (108,846,552)  (241,801,091)          226
                                                                                  ------------   ------------   -----------
Net increase (decrease) in net assets resulting from operations                  $(106,807,381) $(228,782,727)   $3,556,268
                                                                                 -------------  -------------    ----------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  21

Statements of changes in net assets
IDS Life Series Fund, Inc.

                                                                          Equity Portfolio            Equity Income Portfolio
                                                                                                                April 30, 2000
Year ended April 30,                                                     2001           2000          2001       Period ended*
Operations and distributions

Investment income (loss) -- net                                   $   (2,757,023)$   (6,547,863)   $    36,096   $     9,403
Net realized gain (loss) on investments                             (114,194,388)   474,908,123          8,830       (13,675)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                (523,414,933)   248,810,072        236,595        38,662
                                                                    ------------    -----------        -------        ------
Net increase (decrease) in net assets resulting from operations     (640,366,344)   717,170,332        281,521        34,390
                                                                    ------------    -----------        -------        ------
Distributions to shareholders from:
   Net investment income                                                      --             --        (36,135)       (9,423)
   Net realized gain                                                (378,441,149)            --             --            --
                                                                    ------------    -----------       --------    ----------
Total distributions                                                 (378,441,149)            --        (36,135)       (9,423)
                                                                    ------------   ------------        -------        ------

Capital share transactions (Note 4)
Proceeds from sales                                                   71,323,681     66,968,738      1,596,626     2,431,557
Reinvested distributions at net asset value                          378,441,149             --         30,918         2,585
Payments for redemptions                                             (52,770,102)   (58,568,002)      (214,045)     (172,767)
                                                                     -----------    -----------       --------      --------
Increase (decrease) in net assets from capital share transactions    396,994,728      8,400,736      1,413,499     2,261,375
                                                                     -----------      ---------      ---------     ---------
Total increase (decrease) in net assets                             (621,812,765)   725,571,068      1,658,885     2,286,342
Net assets at beginning of year                                    1,714,507,708    988,936,640      2,286,342            --
                                                                   -------------    -----------      ---------  ------------
Net assets at end of year                                         $1,092,694,943 $1,714,507,708    $ 3,945,227    $2,286,342
                                                                  ============== ==============    ===========    ==========
Undistributed net investment income                               $       42,699 $           --    $        --    $       --
                                                                  --------------   ------------      ---------      --------

*For the period from June 17, 1999 (commencement of operations) to April 30,
2000.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
22  IDS LIFE SERIES FUND, INC.

IDS Life Series Fund, Inc.

                                                                   Government Securities Portfolio      Income Portfolio
Year ended April 30,                                                     2001           2000          2001           2000
Operations and distributions

Investment income (loss) -- net                                     $  1,006,712  $  1,144,859   $  6,553,959   $ 6,380,156
Net realized gain (loss) on investments                                  (17,641)     (317,546)    (2,276,476)   (1,782,543)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                     943,134      (693,043)     4,756,318    (4,849,711)
                                                                         -------      --------      ---------    ----------
Net increase (decrease) in net assets resulting from operations        1,932,205       134,270      9,033,801      (252,098)
                                                                       ---------       -------      ---------      --------
Distributions to shareholders from:
   Net investment income                                                (990,952)   (1,152,566)    (6,029,764)   (6,404,125)
   Net realized gain                                                          --       (85,580)            --            --
   Excess distributions of net investment income                              --            --             --      (562,813)
                                                                       ---------       -------      ---------      --------
Total distributions                                                     (990,952)   (1,238,146)    (6,029,764)   (6,966,938)
                                                                        --------    ----------     ----------    ----------

Capital share transactions (Note 4)
Proceeds from sales                                                    3,591,941     4,536,902     11,053,811     8,542,530
Reinvested distributions at net asset value                              986,526     1,156,059      5,971,651     6,471,840
Payments for redemptions                                              (4,356,164)   (8,033,158)    (8,696,124)  (13,022,393)
                                                                      ----------    ----------     ----------   -----------
Increase (decrease) in net assets from capital share transactions        222,303    (2,340,197)     8,329,338     1,991,977
                                                                         -------    ----------      ---------     ---------
Total increase (decrease) in net assets                                1,163,556    (3,444,073)    11,333,375    (5,227,059)
Net assets at beginning of year                                       18,491,337    21,935,410     92,351,404    97,578,463
                                                                      ----------    ----------     ----------    ----------
Net assets at end of year                                           $ 19,654,893  $ 18,491,337   $103,684,779   $92,351,404
                                                                    ============  ============   ============   ===========
Undistributed (excess of distributions over) net investment income  $      3,816  $    (11,365)  $     12,446   $  (498,739)
                                                                    ------------  ------------   ------------   -----------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  23

IDS Life Series Fund, Inc.

                                                                   International Equity Portfolio       Managed Portfolio
Year ended April 30,                                                     2001           2000          2001           2000
Operations and distributions

Investment income (loss) -- net                                    $   2,039,171 $   1,990,611  $  13,018,364  $ 13,963,072
Net realized gain (loss) on investments                              (76,818,335)   60,803,021    (39,540,828)   32,297,630
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                 (32,028,217)  (12,487,688)  (202,260,263)   98,070,066
                                                                     -----------   -----------   ------------    ----------
Net increase (decrease) in net assets resulting from operations     (106,807,381)   50,305,944   (228,782,727)  144,330,768
                                                                    ------------    ----------   ------------   -----------
Distributions to shareholders from:
   Net investment income                                              (1,974,276)   (1,853,708)   (12,332,645)  (13,931,314)
   Net realized gain                                                 (61,342,700)   (5,453,188)   (33,181,679)   (7,076,700)
                                                                     -----------    ----------    -----------    ----------
Total distributions                                                  (63,316,976)   (7,306,896)   (45,514,324)  (21,008,014)
                                                                     -----------    ----------    -----------   -----------

Capital share transactions (Note 4)
Proceeds from sales                                                   36,564,191    52,331,244     27,866,067    37,291,932
Reinvested distributions at net asset value                           62,838,946     7,306,895     45,687,438    17,790,408
Payments for redemptions                                              (8,571,829)   (6,425,606)   (37,721,259)  (37,010,015)
                                                                      ----------    ----------    -----------   -----------
Increase (decrease) in net assets from capital share transactions     90,831,308    53,212,533     35,832,246    18,072,325
                                                                      ----------    ----------     ----------    ----------
Total increase (decrease) in net assets                              (79,293,049)   96,211,581   (238,464,805)  141,395,079
Net assets at beginning of year                                      379,212,820   283,001,239    826,548,958   685,153,879
                                                                     -----------   -----------    -----------   -----------
Net assets at end of year                                          $ 299,919,771 $ 379,212,820  $ 588,084,153  $826,548,958
                                                                   ============= =============  =============  ============
Undistributed (excess of distributions over)
   net investment income                                           $    (318,763)$      24,545  $     294,186  $   (307,323)
                                                                   ------------- -------------  -------------  ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24  IDS LIFE SERIES FUND, INC.

IDS Life Series Fund, Inc.

                                                                                                     Money Market Portfolio
Year ended April 30,                                                                                  2001           2000
Operations and distributions

Investment income (loss) -- net                                                                  $  3,556,042  $  2,889,306
Net realized gain (loss) on investments                                                                   226          (330)
                                                                                                      -------      --------
Net increase (decrease) in net assets resulting from operations                                     3,556,268     2,888,976
                                                                                                    ---------     ---------
Distributions to shareholders from:
   Net investment income                                                                           (3,517,108)   (2,930,346)
                                                                                                   ----------    ----------

Capital share transactions (Note 4)
Proceeds from sales                                                                                33,829,088    37,333,359
Reinvested distributions at net asset value                                                         3,557,154     2,656,704
Payments for redemptions                                                                          (24,906,602)  (28,369,179)
                                                                                                  -----------   -----------
Increase (decrease) in net assets from capital share transactions                                  12,479,640    11,620,884
                                                                                                   ----------    ----------
Total increase (decrease) in net assets                                                            12,518,800    11,579,514
Net assets at beginning of year                                                                    57,143,454    45,563,940
                                                                                                   ----------    ----------
Net assets at end of year                                                                        $ 69,662,254  $ 57,143,454
                                                                                                 ============  ============
Undistributed (excess of distributions over) net investment income                               $        994  $    (37,940)
                                                                                                 ------------  ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  25

Notes to Financial Statements
IDS Life Series Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IDS Life Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

   Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stock.

   Equity Income Portfolio primarily invests in equity securities that provide steady dividend income.

   Government Securities Portfolio primarily invests in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

   Income Portfolio primarily invests in investment grade corporate bonds and government securities.

   International Equity Portfolio primarily invests in equity securities of foreign issuers.

   Managed Portfolio primarily invests in a combination of equity and debt securities.

   Money Market Portfolio primarily invests in high-quality, short-term debt securities.

Shares of each Fund are sold to IDS Life Insurance Company (IDS Life) subaccounts or IDS Life Insurance Company of New York subaccounts in connection with the sale of variable insurance contracts.

The Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Funds, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Funds, except Money Market Portfolio, may buy and sell financial future contracts. Risks of entering into future contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

-------------------------------------------------------------------------------
26  IDS LIFE SERIES FUND, INC.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of April 30, 2001, investments in securities for Equity Portfolio, Income Portfolio and Managed Portfolio included issues that are illiquid which these Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2001 was $65,515,607, $110,481 and $237,267 representing 6.00%, .11% and .04% of net assets for Equity Portfolio, Income Portfolio and Managed Portfolio, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by Equity Portfolio on a forward-commitment basis can take place one month or more after the transaction date. The Fund designates cash or liquid securities at least equal to the amount of its commitment. As of April 30, 2001, Equity Portfolio has entered into outstanding forward-commitments of $6,635,401.

Federal income taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                      Equity       Equity     Government    Income     International   Managed
                                                     Portfolio     Income     Securities   Portfolio      Equity      Portfolio
                                                                  Portfolio    Portfolio                 Portfolio

Undistributed net investment income               $2,799,722       $ 39        $(579)     $(13,010)    $(408,203)   $(84,210)
Accumulated net realized gain (loss)                (476,615)       (39)         579        13,010       408,203      84,210
                                                    --------        ---          ---        ------       -------      ------
Additional paid-in capital reductions (increase)  $2,323,107       $ --        $  --      $     --     $      --    $     --
                                                  ----------       ----          ---        ------       -------      ------

Dividends to shareholders
As of April 30, 2001, dividends declared for each Fund payable May 1, 2001 are as follows:

   Equity Income Portfolio                      $.031

   Government Securities Portfolio              $.045

   Income Portfolio                             $.051

   International Equity Portfolio               $.021

   Managed Portfolio                            $.083

   Money Market Portfolio                       $.003

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  27

Distributions to shareholders are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, when available, are declared daily and distributed monthly for the Government Securities, Income and Money Market Portfolios and declared and distributed quarterly for the Equity, Equity Income, International Equity and Managed Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES
The Funds have an Investment Management and Services Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.70% on an annual basis for Equity, Equity Income, Government Securities, Income, and Managed Portfolios. For International Equity Portfolio the fee is 0.95% on an annual basis. For Money Market Portfolio the fee is 0.50% on an annual basis.

IDS Life and American Express Financial Corporation (AEFC) have an Investment Advisory Agreement which calls for IDS Life to pay AEFC a fee for investment advice about the Fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Equity Income, Government Securities, Income, Managed and Money Market Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

In addition to paying its own management fee, each Fund also pays its taxes, brokerage commissions and other non-advisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

IDS Life has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.10% on an annual basis of average daily net assets of each Fund.

During the year ended April 30, 2001, the Funds' custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                           Reduction
Equity Portfolio                                                $   348
Government Securities Portfolio                                   2,613
Income Portfolio                                                  2,451
International Equity Portfolio                                    2,592
Managed Portfolio                                                   693
Money Market Portfolio                                            3,616

3. SECURITIES TRANSACTIONS
For the year ended April 30, 2001, cost of purchases and proceeds from sales of securities aggregated, respectively, $322,572,242 and $310,068,493 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                       Purchases         Proceeds
Equity Portfolio                       $1,964,447,539    $1,961,612,528
Equity Income Portfolio                     5,548,057         3,291,174
Government Securities Portfolio            13,916,674        13,125,079
Income Portfolio                           79,369,022        73,629,804
International Equity Portfolio            705,757,849       643,469,754
Managed Portfolio                         480,176,313       517,345,087

Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $435, $8 and $600 for Equity Portfolio, Equity Income Portfolio and Managed Portfolio, respectively, for the year ended April 30, 2001.

-------------------------------------------------------------------------------
28  IDS LIFE SERIES FUND, INC.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for each Fund for the years indicated are as follows:

                                                                     Year ended April 30, 2001
                                      Equity        Equity     Government    Income    International   Managed      Money
                                     Portfolio      Income     Securities   Portfolio     Equity      Portfolio    Market
                                                   Portfolio    Portfolio                Portfolio                Portfolio

Sold                               2,159,130       166,400      354,145    1,175,747    2,148,579    1,377,138   33,831,541
Issued for reinvested
  distributions                   10,165,218         3,190       99,332      645,536    3,582,508    2,031,155    3,557,023
Redeemed                          (1,490,463)      (21,886)    (441,556)    (940,798)    (551,889)  (1,795,905) (24,908,431)
                                  ----------       -------     --------     --------     --------   ----------  -----------
Net increase (decrease)           10,833,885       147,704       11,921      880,485    5,179,198    1,612,388   12,480,133
                                  ----------       -------       ------      -------    ---------    ---------   ----------

                                                                     Year ended April 30, 2000
                                      Equity        Equity     Government    Income    International   Managed      Money
                                     Portfolio      Income     Securities   Portfolio     Equity      Portfolio    Market
                                                  Portfolio*    Portfolio                 Portfolio                Portfolio

Sold                               1,819,129       258,081      464,865      902,416    2,453,845    1,775,086   37,336,472
Issued for reinvested
  distributions                           --           275      118,811      684,750      378,331    1,162,884    2,656,668
Redeemed                          (1,464,937)      (18,668)    (830,048)  (1,379,676)    (313,026)  (1,975,196) (28,371,467)
                                  ----------       -------     --------   ----------     --------   ----------  -----------
Net increase (decrease)              354,192       239,688     (246,372)     207,490    2,519,150      962,774   11,621,673
                                     -------       -------     --------      -------    ---------      -------   ----------

* For the period from June 17, 1999 (commencement of operations) to April 30, 2000.

5. FOREIGN CURRENCY CONTRACTS
As of April 30, 2001, International Equity Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                   Currency to   Currency to   Unrealized      Unrealized
Exchange date      be delivered   be received  appreciation    depreciation

May 1, 2001             935,721   114,550,981    $    --          $8,445
                    U.S. Dollar  Japanese Yen

May 2, 2001             367,005       526,127      1,017              --
                  British Pound   U.S. Dollar

May 3, 2001             270,435       386,912         --              27
                  British Pound   U.S. Dollar

July 31, 2001     1,550,338,713    12,687,000    137,206              --
                   Japanese Yen   U.S. Dollar

July 31, 2001     1,538,641,299    12,687,000    231,896              --
                   Japanese Yen   U.S. Dollar
                  -------------    ----------    -------          ------
Total                                           $370,119          $8,472
                                                --------          ------

6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written by Equity Portfolio are as follows:

                                    Year ended April 30, 2001
                                  Puts                      Calls
                         Contracts     Premium     Contracts      Premium
Balance April 30, 2000       --     $        --         --    $        --
Opened                    9,030       4,502,059     13,135      7,361,281
Closed                   (4,870)     (1,951,486)    (6,985)    (4,086,569)
Exercised                (1,550)       (966,795)      (950)    (1,086,990)
Expired                  (2,360)     (1,493,371)    (4,950)    (1,992,722)
                         ------      ----------     ------     ----------
Balance April 30, 2001      250     $    90,407        250    $   195,000
                            ---     -----------        ---    -----------

See "Summary of significant accounting policies."

Contracts and premium amounts associated with options contracts written by Managed Portfolio are as follows:

                                    Year ended April 30, 2001
                                  Puts                      Calls
                         Contracts     Premium     Contracts      Premium
Balance April 30, 2000       --        $     --         --       $     --
Opened                    1,002         212,517      2,000        518,983
Closed                       --              --     (2,000)      (518,983)
Exercised                (1,002)       (212,517)        --             --
                         ------        --------  ---------        -------
Balance April 30, 2001       --        $     --         --       $     --
                         ------        --------  ---------        -------
See "Summary of significant accounting policies."

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  29

7. FUTURES CONTRACTS
As of April 30, 2001, Managed Portfolio's investments in securities included securities valued at $2,438,000 that were pledged as collateral to cover initial margin deposits on 104 open purchase stock index contracts. The market value of the open purchase contracts as of April 30, 2001 was $32,611,800 with a net unrealized loss of $698,516. See "Summary of significant accounting policies."

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, capital loss carry-overs were as follows as of April 30, 2001:

Fund                                   Carry-over          Expiration date
Equity Portfolio                      $245,994,368              2010
Equity Income Portfolio                      3,718              2010
Government Securities Portfolio            334,820           2008 - 2010
Income Portfolio                         4,986,913           2007 - 2010
International Equity Portfolio          75,914,453           2009 - 2010
Managed Portfolio                       40,685,980              2010

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Funds' financial position, results of operations or changes in their net assets.

10. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating each Fund's results.

Equity Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period               $ 47.72        $27.80       $33.96       $23.52       $29.34
                                                   -------        ------       ------       ------       ------

Income from investment operations:

Net investment income (loss)                          (.06)         (.18)        (.06)        (.08)         .05

Net gains (losses) (both realized and unrealized)   (13.78)        20.10        (1.17)       11.55        (1.34)
                                                    ------         -----        -----        -----        -----

Total from investment operations                    (13.84)        19.92        (1.23)       11.47        (1.29)
                                                    ------         -----        -----        -----        -----

Less distributions:

Dividends from net investment income                     --           --           --           --         (.05)

Distributions from realized gains                   (10.51)           --        (4.93)       (1.03)       (4.48)
                                                    ------        ------        -----        -----        -----

Total distributions                                 (10.51)           --        (4.93)       (1.03)       (4.53)
                                                    ------        ------        -----        -----        -----

Net asset value, end of period                     $ 23.37        $47.72       $27.80       $33.96       $23.52
                                                   -------        ------       ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in thousands)         $1,092,695   $1,714,508     $988,937     $933,817     $551,518

Ratio of expenses to average daily net assets(b)       .73%         .72%         .73%         .72%         .76%

Ratio of net investment income (loss)
to average daily net assets                           (.18%)       (.46%)       (.26%)       (.29%)        .21%

Portfolio turnover rate
(excluding short-term securities)                      136%         126%         130%         147%         231%

Total return(c)                                     (37.21%)      71.66%       (2.80%)      49.52%       (3.66%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

-------------------------------------------------------------------------------
30  IDS LIFE SERIES FUND, INC.

Equity Income Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001             2000(b)

Net asset value, beginning of period                $ 9.54            $10.00
                                                    ------            ------

Income from investment operations:

Net investment income (loss)                           .11               .05

Net gains (losses) (both realized and unrealized)      .64              (.46)
                                                       ---              ----

Total from investment operations                       .75              (.41)
                                                       ---              ----

Less distributions:

Dividends from net investment income                  (.11)             (.05)
                                                      ----              ----

Net asset value, end of period                      $10.18            $ 9.54
                                                    ------            ------

Ratios/supplemental data

Net assets, end of period (in thousands)            $3,945           $2,286

Ratio of expenses to average daily net assets(c)      .80%(d)          .81%(d,e)

Ratio of net investment income (loss)
to average daily net assets                          1.15%            1.15%(e)

Portfolio turnover rate
(excluding short-term securities)                     112%              20%

Total return(f)                                      7.92%           (4.12%)



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.90% and 3.91% for the years ended 2001 and 2000.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect the expenses that apply to the subaccounts or the policies.



Government Securities Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001        2000         1999         1998         1997


Net asset value, beginning of period                $ 9.64       $10.13       $10.18       $ 9.87        $9.98
                                                    ------        ------       ------       ------        -----

Income from investment operations:

Net investment income (loss)                           .55          .52          .53          .56          .59

Net gains (losses) (both realized and unrealized)      .54         (.44)         .04          .42         (.03)
                                                       ---         ----          ---          ---         ----

Total from investment operations                      1.09          .08          .57          .98          .56
                                                      ----          ---          ---          ---          ---

Less distributions:

Dividends from net investment income                  (.55)        (.53)        (.53)        (.56)        (.59)

Distributions from realized gains                       --         (.04)        (.09)        (.11)        (.08)
                                                      ----         ----         ----         ----         ----

Total distributions                                   (.55)        (.57)        (.62)        (.67)        (.67)
                                                      ----         ----         ----         ----         ----

Net asset value, end of period                      $10.18       $ 9.64       $10.13       $10.18        $9.87
                                                    ------       ------       ------       ------        -----

Ratios/supplemental data

Net assets, end of period (in thousands)            $19,653     $18,491      $21,935      $14,607      $13,377

Ratio of expenses to average daily net assets(c)      .80%         .81%         .80%(b)      .80%(b)      .80%(b)

Ratio of net investment income (loss)
to average daily net assets                          5.53%        5.40%        5.19%        5.57%        5.88%

Portfolio turnover rate
(excluding short-term securities)                      76%         123%          89%          82%          62%

Total return(d)                                     11.55%         .86%        5.73%       10.11%        5.83%



Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.87%, 0.89% and 0.85% for the years ended 1999, 1998 and 1997, respectively.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  31

Income Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period                 $9.17         $9.89       $10.28       $10.03       $ 9.93
                                                     -----         -----       ------       ------       ------

Income from investment operations:

Net investment income (loss)                           .64           .64          .67          .69          .68

Net gains (losses) (both realized and unrealized)      .25          (.67)        (.32)         .29          .10
                                                       ---          ----         ----          ---          ---

Total from investment operations                       .89          (.03)         .35          .98          .78
                                                       ---          ----          ---          ---          ---

Less distributions:

Dividends from net investment income                  (.59)         (.64)        (.67)        (.69)        (.68)

Distributions from realized gains                       --            --         (.07)        (.04)          --

Excess distributions from net investment income         --          (.05)          --           --           --
                                                    ------      --------    ---------      -------      -------

Total distributions                                   (.59)         (.69)        (.74)        (.73)        (.68)
                                                      ----          ----         ----         ----         ----

Net asset value, end of period                       $9.47         $9.17       $ 9.89       $10.28       $10.03
                                                     -----         -----       ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in thousands)          $103,685       $92,351      $97,578      $82,773      $66,745

Ratio of expenses to average daily net assets(b)      .75%          .74%         .75%         .74%         .80%

Ratio of net investment income (loss)
to average daily net assets                          6.82%         6.71%        6.65%        6.69%        6.73%

Portfolio turnover rate
(excluding short-term securities)                      83%           50%          22%          94%         106%

Total return(c)                                      9.94%         (.25%)       3.52%        9.97%        8.08%



Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.



International Equity Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997

Net asset value, beginning of period                $21.82        $19.04       $18.33       $14.73       $16.35
                                                    ------        ------       ------       ------       ------

Income from investment operations:

Net investment income (loss)                           .10           .13          .18          .08          .14

Net gains (losses) (both realized and unrealized)    (5.11)         3.13         1.32         4.06         (.24)
                                                     -----          ----         ----         ----         ----

Total from investment operations                     (5.01)         3.26         1.50         4.14         (.10)
                                                     -----          ----         ----         ----         ----

Less distributions:

Dividends from net investment income                  (.10)         (.12)        (.17)        (.07)        (.15)

Distributions from realized gains                    (3.42)         (.36)        (.62)        (.42)       (1.37)

Excess distributions from net investment income         --            --           --         (.05)          --
                                                    ------      --------    ---------      -------       ------

Total distributions                                  (3.52)         (.48)        (.79)        (.54)       (1.52)
                                                     -----          ----         ----         ----        -----

Net asset value, end of period                      $13.29        $21.82       $19.04       $18.33       $14.73
                                                    ------        ------       ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in thousands)          $299,920      $379,213     $283,001     $217,573     $125,874

Ratio of expenses to average daily net assets(c)     1.00%         1.02%        1.05%        1.05%(b)     1.05%(b)

Ratio of net investment income (loss)
to average daily net assets                           .59%          .60%        1.01%         .49%         .73%

Portfolio turnover rate
(excluding short-term securities)                     209%          124%          67%         172%         151%

Total return(d)                                    (26.76%)       17.44%        8.27%       28.41%        (.54%)

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.06% and 1.22% for the years ended 1998 and 1997, respectively.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

-------------------------------------------------------------------------------
32  IDS LIFE SERIES FUND, INC.

Managed Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997
Net asset value, beginning of period                $23.56        $20.08       $19.81       $17.16       $16.49
                                                    ------        ------       ------       ------       ------

Income from investment operations:

Net investment income (loss)                           .36           .40          .41          .47          .57

Net gains (losses) (both realized and unrealized)    (6.62)         3.69         1.49         3.92         1.37
                                                     -----          ----         ----         ----         ----

Total from investment operations                     (6.26)         4.09         1.90         4.39         1.94
                                                     -----          ----         ----         ----         ----

Less distributions:

Dividends from net investment income                  (.34)         (.40)        (.41)        (.47)        (.57)

Distributions from realized gains                     (.94)         (.21)       (1.22)       (1.27)        (.70)
                                                      ----          ----        -----        -----         ----

Total distributions                                  (1.28)         (.61)       (1.63)       (1.74)       (1.27)
                                                     -----          ----        -----        -----        -----

Net asset value, end of period                      $16.02        $23.56       $20.08       $19.81       $17.16
                                                    ------        ------       ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in thousands)          $588,084      $826,549     $685,154     $580,697     $410,737

Ratio of expenses to average daily net assets(b)      .72%          .72%         .74%         .72%         .75%

Ratio of net investment income (loss)
to average daily net assets                          1.73%         1.87%        2.23%        2.60%        3.46%

Portfolio turnover rate
(excluding short-term securities)                      69%           63%          96%         112%         100%

Total return(c)                                   (27.93%)        20.79%       10.52%       26.70%       12.45%



Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.



Money Market Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                          2001         2000         1999         1998         1997
Net asset value, beginning of period                 $1.00         $1.00        $1.00        $1.00        $1.00
                                                     -----         -----        -----        -----        -----

Income from investment operations:

Net investment income (loss)                           .06           .05          .05          .05          .05
                                                       ---           ---          ---          ---          ---

Less distributions:

Dividends from net investment income                  (.06)         (.05)        (.05)        (.05)        (.05)
                                                      ----          ----         ----         ----         ----

Net asset value, end of period                       $1.00         $1.00        $1.00        $1.00        $1.00
                                                     -----         -----        -----        -----        -----

Ratios/supplemental data

Net assets, end of period (in thousands)           $69,662       $57,143      $45,564      $34,373      $28,546

Ratio of expenses to average daily net assets(c)      .53%          .59%         .60%         .60%      .60%(b)

Ratio of net investment income (loss)
to average daily net assets                          5.74%         4.99%        4.72%        5.04%        4.81%

Total return(d)                                      5.89%         5.11%        4.84%        5.16%        4.91%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.64% for the year ended 1997.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  33

Investments in Securities
IDS Life Series Fund, Inc.
Equity Portfolio

April 30, 2001
(Percentages represent value of investments compared to net assets) Common stocks (85.6%)
Issuer                            Shares              Value(a)

Aerospace & defense (2.0%)
Aeroflex                           1,450,000(b)        $21,619,500

Airlines (3.4%)
Atlantic Coast
     Airlines Holdings               195,000(b)          4,719,000
Northwest Airlines Cl A              394,800(b)          9,866,052
Ryanair Holdings ADR                 300,000(b,c)       15,480,000
SkyWest                              250,000             6,625,000
Total                                                   36,690,052

Banks and savings & loans (3.0%)
Fifth Third Bancorp                  100,000             5,376,000
TCF Financial                        310,000            11,789,300
Washington Mutual                    150,000             7,489,500
WFS Financial                        375,000(b)          7,687,500
Total                                                   32,342,300

Beverages & tobacco (0.7%)
Constellation Brands                 125,000(b)          8,156,250

Building materials & construction (1.5%)
American Financial Group             400,000            10,636,000
Vulcan Materials                     120,000             5,547,600
Total                                                   16,183,600

Communications equipment & services (4.8%)
ADC Telecommunications               500,000(b)          3,755,000
Brocade Communications
     Systems                         315,500(b)         11,985,845
CIENA                                430,000(b,g)       23,675,800
Equinix                              500,000(b)            660,000
Equinix                              116,489(d)            107,636
Tellabs                              160,000(b)          5,617,600
Time Warner Telecom Cl A             125,000(b)          6,331,250
Total                                                   52,133,131

Computer software & services (2.0%)
BMC Software                         300,000(b)          7,257,000
SunGard Data Systems                 100,000(b)          5,527,000
VeriSign                              50,000(b)          2,564,000
VERITAS Software                     115,000(b)          6,855,150
Total                                                   22,203,150

Computers & office equipment (15.2%)
AOL Time Warner                      250,000(b)         12,625,000
BEA Systems                          400,000(b)         16,340,000
Cisco Systems                        431,500(b)          7,326,870
Concord EFS                          100,000(b)          4,655,000
Docent                               279,893(d)          1,427,095
Docent                               700,000(b)          3,605,000
EMC                                  200,000(b)          7,920,000
Emulex                               176,000(b)          6,320,160
Equifax                              220,000             7,275,400
Extreme Networks                     350,000(b)         11,515,000
Juniper Networks                     710,000(b)         41,911,300
Keane                                400,000(b)          7,100,000
Micromuse                            150,000(b)          7,425,000
Sanmina                              364,000(b)         10,610,600
Synopsys                             350,000(b)         20,100,500
Total                                                  166,156,925

Electronics (9.2%)
Anadigics                            200,000(b)          3,550,000
Garmin                               450,000(b)          9,450,000
Jabil Circuit                        300,000(b)          8,712,000
KLA-Tencor                           100,000(b)          5,496,000
Maxim Integrated Products            194,000(b)          9,913,400
Micron Technology                     75,000(b)          3,403,500
Pericom Semiconductor                400,000(b)          7,196,000
PMC-Sierra                           250,000(b)         10,412,500
Teradyne                             150,000(b)          5,925,000
TriQuint Semiconductor               325,000(b)          9,434,750
Varian Medical Systems               160,000(b)         11,024,000
Waters                               160,000(b)          8,352,000
Xilinx                               170,000(b)          8,069,900
Total                                                  100,939,050

Energy (3.3%)
Apache                               175,000            11,193,000
Grant Prideco                        325,000(b)          6,500,000
Kerr-McGee                           200,000            14,330,000
Newfield Exploration                 110,000(b)          3,960,000
Total                                                   35,983,000

Energy equipment & services (1.2%)
BJ Services                           75,000(b)          6,168,750
CNOOC                                350,000(b,c)        6,706,000
Total                                                   12,874,750

Financial services (2.3%)
Countrywide Credit Inds              151,300             6,455,971
Freddie Mac                          125,000             8,225,000
Metris Companies                     250,000             7,500,000
Paychex                              100,000             3,456,000
Total                                                   25,636,971

Food (1.5%)
Performance Food Group               300,000(b)         16,191,000

Health care (7.8%)
Allergan                             100,000             7,600,000
Aviron                               150,000(b)          7,381,500
Curis                                750,000(b,d)        3,757,500
Diversa                              185,000(b)          3,135,750
Exact Sciences                       200,000(b)          1,270,000
Forest Laboratories                   75,000(b)          4,586,250
InterMune                            421,000(b)         12,971,010
King Pharmaceuticals                 307,500(b)         12,954,975
Laboratory Corp
     America Holdings                 50,000(b)          7,050,000
Pharmacyclics                        350,000(b)         10,500,000
St. Jude Medical                     200,000(b)         11,450,000
Third Wave Tech                      400,000(b)          2,100,000
Total                                                   84,756,985

Health care services (3.4%)
Caremark Rx                          400,000(b)          6,340,000
Express Scripts Cl A                 175,000(b)         14,857,500
LifePoint Hospitals                  120,000(b)          4,166,400
PRAECIS Pharmaceuticals              550,000(b)         12,067,000
Total                                                   37,430,900

Insurance (3.6%)
ACE                                  180,000(c)          6,426,000
Aon                                  175,000             5,817,000
Everest Re Group                     230,000(c)         14,685,500
XL Capital Cl A                      170,000(c)         12,036,000
Total                                                   38,964,500

Media (5.2%)
Adelphia
     Communications Cl A             130,000(b)          4,726,800
Clear Channel
     Communications                  220,000(b)         12,276,000
Comcast Special Cl A                 140,000(b)          6,147,400
Hispanic Broadcasting                300,000(b)          7,191,000
Radio One Cl A                       450,000             8,455,500
Univision
     Communications Cl A             400,000(b)         17,484,000
Total                                                   56,280,700

Miscellaneous (3.4%)
Capstone Turbine                     150,000(b)          4,395,000
Chapter 2 E-Services                 242,235(d,h)               --
Key Energy Services                  450,000(b)          5,926,500
Nasdaq-100 Shares                    325,000(b)         14,998,750
Semiconductor
     HOLDRs Trust                    225,000            11,542,500
Total                                                   36,862,750

Multi-industry conglomerates (1.9%)
Edison Schools                       250,000(b)          4,820,000
Mettler-Toledo Intl                  130,000(b)          5,752,500
Sylvan Learning Systems              100,000(b)          2,022,000
Symyx Technologies                   300,000(b)          8,370,000
Total                                                   20,964,500

Restaurants & lodging (2.1%)
Krispy Kreme Doughnuts               400,000(b)         16,256,000
RARE Hospitality Intl                225,000(b)          6,288,750
Total                                                   22,544,750

Retail (4.2%)
Bed Bath & Beyond                    200,000(b)          5,664,000
Best Buy                              80,000(b)          4,404,000
Kohl's                               325,000(b)         19,844,500
Linens `N Things                     100,000(b)          2,701,000
Target                               350,000            13,457,500
Total                                                   46,071,000

Textiles & apparel (0.3%)
Tommy Hilfiger                       300,000(b)          3,618,000

See accompanying notes to investments in securities.
-------------------------------------------------------------------------------
34  IDS LIFE SERIES FUND, INC.

Equity Portfolio
Common stocks (continued)
Issuer                                Shares              Value(a)

Utilities -- electric (1.6%)
Aquila                                32,600(b)           $988,107
Calpine                              180,000(b)         10,258,200
PPL                                   75,000             4,125,000
Reliant Resources                     71,600(b)          2,148,000
Total                                                   17,519,307

Utilities -- gas (1.6%)
Dynegy Cl A                          200,000            11,570,000
Equitable Resources                   80,000             6,400,000
Total                                                   17,970,000

Utilities -- telephone (0.5%)
AT&T - Liberty
     Media Group Cl A                350,000(b)          5,600,000

Total common stocks
(Cost: $931,014,039)                                  $935,693,071

Preferred stocks & other (5.5%)(b)
Issuer                                Shares              Value(a)
Adaytum Software
     Series E                        287,081(d)         $1,799,998
Agiliti
     Cv Series C                     900,000(d)          2,700,000
Aurgin Systems                     1,371,586(d)          3,374,102
Bluestream Ventures LP             5,000,000(d,e)        5,000,000
Chapter 2 E-Services
     Series B                        484,468(d)          2,657,065
Covia Technologies
     Cv Series E                     771,730(d)          1,933,955
Dia Dexus
     Cv Series C                     477,419(d)          3,699,997
Egility LLC                        1,444,043(d,e)        5,000,000
Equinix
     Cv                              132,626(d)            157,560
Evoice
     Cv Series D                   1,578,666(d)          1,771,974
Fibrogen
     Cv Series E                     668,151(d)          2,999,998
FREEI.Net                            186,318(d,h)               --
Gorp.com
     Series B                        873,786(d)          1,363,106
Marketsoft
     Cv                              362,705(d)          1,770,000
Mars
     Cv                            2,702,703(d)          5,000,000
MarsMusic.com
     Cv                            3,000,000(d)          3,000,000
Portera
     Series G                        765,672(d)          2,565,001
Protein Delivery                   1,200,000(d)          3,000,000
Retail Exchange.com                1,257,143(d)          4,400,001
     Warrants                         27,947(h)                 --
SignalSoft
     Cv Series E                     506,757(d)          2,672,884
Tellium
     Series E                         45,000(d)          1,350,000
Therox
     Series H                        438,203(d)          2,015,734
Vcommerce
     Cv Series C                     427,468(d)          1,992,001

Total preferred stocks & other
(Cost: $68,527,842)                                    $60,223,376

Bond (0.4%)
Issuer                   Coupon         Principal         Value(a)
                           rate            amount
Equinix
   Sr Nts
     12-01-07            13.00%        $6,900,000       $4,416,000
Total bond
(Cost: $6,898,025)                                      $4,416,000

Options purchased (0.3%)
Issuer          Contracts       Exercise     Expiration        Value(a)
                                   price           date
Calls
PeopleSoft            400            $40      July 2001        $200,000
Nasdaq
   100 Index          600             48     Sept. 2001         330,000
Nasdaq
   100 Index        2,500             45      Jan. 2002       2,187,500
Siebel
   Systems            300             50      Aug. 2001         207,000
Sun Micro-
   systems            400             15      July 2001         152,000
Tommy
   Hilfiger         1,500          17.50      Aug. 2001          60,000
Vulcan
   Material           250             50       May 2001           5,625

Put
CIENA                 250             60      June 2001         296,250

Total options purchased
(Cost: $2,748,000)                                           $3,438,375

Short-term securities (7.8%)(g)
Issuer               Annualized            Amount         Value(a)
                  yield on date        payable at
                    of purchase          maturity
U.S. government agencies (6.3%)
Federal Home Loan Bank Disc Nts
   05-30-01               4.75%        $5,000,000       $4,979,375
   06-01-01               4.91          3,500,000        3,484,095
   06-27-01               4.22         11,600,000       11,518,703
   07-13-01               4.19          5,000,000        4,955,086
Federal Home Loan Mtge Corp Disc Nts
   05-01-01               4.95         17,700,000       17,697,566
   05-29-01               4.73          6,000,000        5,977,234
   07-05-01               4.63            900,000          892,790
Federal Natl Mtge Assn Disc Nts
   05-09-01               4.91          4,500,000        4,494,262
   05-31-01               4.92          5,500,000        5,476,171
   07-26-01               4.18         10,000,000        9,894,392
Total                                                   69,369,674

Commercial paper (1.5%)
Electronic Data Systems
   06-15-01               4.78            700,000(f)       695,449
Falcon Asset
   07-09-01               4.62          3,400,000(f)     3,371,109
Ford Motor Credit
   06-06-01               4.73          1,200,000        1,194,191
Heinz (HJ)
   05-10-01               4.81          4,700,000        4,693,733
Novartis Finance
   05-07-01               4.57          2,700,000(f)     2,697,601
Salomon Smith Barney
   05-14-01               4.47          2,600,000        2,595,490
Verizon Global Funding
   05-25-01               5.00            600,000          597,883
Total                                                   15,845,456

Total short-term securities
(Cost: $85,237,950)                                    $85,215,130

Total investments in securities
(Cost: $1,094,425,856)(i)                           $1,088,985,952

See accompanying notes to investments in securities.
-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  35

Equity Portfolio
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2001, the value of foreign securities represented 5.06% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2001, is as follows:

     Security                           Acquisition                Cost
                                              dates
     Adaytum Software
           Series E                       09-15-00           $1,799,998
     Agiliti
           Cv Series C                    11-14-00            2,700,000
     Aurgin Systems                       12-16-99            3,374,102
     Bluestream Ventures LP               06-28-00            5,000,000
     Chapter 2 E-Services                 11-08-00                   --
           Series B                       11-09-00            2,657,065
     Covia Technologies
           Cv Series E                    08-16-00            1,933,955
     Curis                                12-14-00            6,750,000
     Dia Dexus
           Cv Series C                    04-03-00            3,699,997
     Docent                       03-30-00 thru 02-27-01      2,104,796
     Egility LLC                  03-23-00 thru 03-29-00      5,000,000
     Equinix                              12-01-99              657,142
           Cv                             02-26-01            2,000,000
     Evoice
           Cv Series D                    11-27-00            1,770,000
     Fibrogen
           Cv Series E                    05-17-00            2,999,998
     FREEI.Net                            11-04-99            2,999,992
     Gorp.com
           Series B                       02-21-00            4,499,998
     Marketsoft
           Cv                             12-11-00            1,770,000
     Mars
           Cv                             02-17-99            5,000,000
     MarsMusic.com
           Cv                             12-01-99            3,000,000
     Portera
           Series G                       11-10-00            2,565,001
     Protein Delivery                     05-04-99            3,000,000
     Retail Exchange.com                  11-29-00            4,400,001
     SignalSoft
           Cv Series E            12-15-99 thru 02-27-01      3,000,001
     Tellium
           Series E                       09-19-00            1,350,000
     Therox                               09-05-00            2,015,734
           Series H
     Vcommerce
           Cv Series C                    07-21-00            1,992,001

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At April 30, 2001, the amount of capital committed to the LLC or LP for future investment was $6,635,401.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

-------------------------------------------------------------------------------
36  IDS LIFE SERIES FUND, INC.

Equity Portfolio

(g) At April 30, 2001, securities valued at $1,376,500 were held to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer            Contracts    Exercise    Expiration    Value(a)
                                      price        date
     CIENA               250          $80        June 2001     $54,375

     At April 30, 2001, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

     Issuer            Contracts    Exercise    Expiration    Value(a)
                                      price        date
     Micromuse           150          $40         May 2001     $26,250
     Veritas Software    100           45         May 2001      12,250
                         ---           --         --------      ------
                         ---           --                       ------
     Total value                                               $38,500
                                                               -------

(h)  Negligible market value

(i) At April 30, 2001, the cost of securities for federal income tax purposes was $1,100,683,540 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                             $ 107,881,397
     Unrealized depreciation                              (119,578,985)
                                                          ------------
     Net unrealized depreciation                         $ (11,697,588)
                                                          ------------

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  37

Investments in Securities
IDS Life Series Fund, Inc.
Equity Income Portfolio

April 30, 2001
(Percentages represent value of investments compared to net assets) Common stocks (97.4%)
Issuer                                Shares              Value(a)

Aerospace & defense (0.6%)
Goodrich (BF)                            634               $24,980

Airlines (1.0%)
AMR                                    1,000(b)             38,110

Automotive & related (4.5%)
Delphi Automotive Systems              2,923                43,553
Eaton                                    350                25,764
Ford Motor                             1,151                33,931
General Motors                           900                49,328
Visteon                                1,422                23,506
Total                                                      176,082

Banks and savings & loans (3.0%)
FleetBoston Financial                  1,436                55,099
J.P. Morgan Chase                        500                23,990
Washington Mutual                        750                37,448
Total                                                      116,537

Beverages & tobacco (2.7%)
Diageo ADR                               950(c)             39,805
Philip Morris                          1,350                67,649
Total                                                      107,454

Building materials & construction (0.6%)
Martin Marietta Materials                499                22,939

Chemicals (0.9%)
Dow Chemical                           1,050                35,123

Computer software & services (0.8%)
Computer Associates Intl                 950                30,581

Computers & office equipment (7.5%)
Compaq Computer                        2,900                50,749
Computer Sciences                        500(b)             17,815
Electronic Data Systems                  457                29,477
First Data                               658                44,376
Hewlett-Packard                        1,600                45,487
Intl Business Machines                   325                37,421
Pitney Bowes                           1,050                39,974
Solectron                              1,274(b)             32,423
Total                                                      297,722

Electronics (2.3%)
Agilent Technologies                       1(b)                 22
Axcelis Technologies                     453(b)              6,800
Natl Semiconductor                     1,739(b)             50,083
Thomas & Betts                         1,700                35,139
Total                                                       92,044

Energy (5.7%)
BP Amoco ADR                             725(c)             39,208
Chevron                                  824                79,565
Conoco Cl A                            2,033                61,580
Kerr-McGee                               624                44,710
Total                                                      225,063

Energy equipment & services (1.9%)
McDermott Intl                         3,650                44,566
Pioneer Natural Resources              1,523(b)             29,105
Total                                                       73,671

Financial services (7.1%)
Citigroup                                614                30,178
Lehman Brothers Holdings               2,266               164,851
Morgan Stanley, Dean
      Witter, Discover & Co            1,334                83,762
Total                                                      278,791

Food (0.8%)
SUPERVALU                              2,350                32,125

Furniture & appliances (1.0%)
Whirlpool                                700                39,039

Health care (0.9%)
Watson Pharmaceuticals                   709(b)             35,308

Health care services (1.5%)
PacifiCare Health Systems              1,700(b)             60,163

Household products (1.2%)
Newell Rubbermaid                      1,700                45,832

Industrial equipment & services (5.7%)
Caterpillar                            1,200                60,240
Illinois Tool Works                      720                45,634
Ingersoll-Rand                         1,400                65,800
Parker-Hannifin                        1,123                52,354
Total                                                      224,028

Insurance (11.7%)
Aon                                    1,700                56,508
CIGNA                                    600                64,020
Jefferson-Pilot                          825                38,495
Lincoln Natl                             850                39,236
Loews                                  2,600               175,265
SAFECO                                 1,900                50,730
Torchmark                              1,100                41,679
Total                                                      465,933

Leisure time & entertainment (0.9%)
Mattel                                 2,300                37,145

Media (2.9%)
Donnelley (RR) & Sons                    900                25,056
Gannett                                  450                29,048
Knight-Ridder                            500                27,075
USA Networks                           1,350(b)             33,817
Total                                                      114,996

Metals (2.2%)
Alcoa                                  2,119                87,727

Miscellaneous (2.1%)
Fluor                                  1,100                57,981
Stilwell Financial                       800                23,576
Total                                                       81,557

Multi-industry conglomerates (9.6%)
Crane                                  1,450                40,803
Diebold                                1,300                42,367
Dover                                    700                27,349
Eastman Kodak                            916                39,846
General Electric                       1,150                55,809
Hanson ADR                             1,570(c)             52,845
Textron                                  350                18,557
Tyco Intl                                650(c)             34,691
Xerox                                  2,500                22,600
YORK Intl                              1,400                42,294
Total                                                      377,161

Paper & packaging (1.8%)
Abitibi-Consolidated                   1,800(c)             15,354
Intl Paper                             1,418                55,557
Total                                                       70,911

Real estate investment trust (3.9%)
Crescent Real Estate Equities          2,050                48,770
Equity Residential Properties
     Trust                               650                34,119
JDN Realty                             1,800                21,222
Vornado Realty Trust                   1,400                51,407
Total                                                      155,518

Retail (2.3%)
Albertson's                            1,850                61,790
Charming Shoppes                       5,050(b)             30,856
Total                                                       92,646

Textiles & apparel (0.5%)
Kellwood                                 861                18,382

Transportation (1.5%)
Burlington Northern Santa Fe           2,000                58,800

Utilities -- telephone (8.3%)
AT&T                                   3,351                74,660
AT&T - Liberty Media
     Group Cl A                        1,950(b)             31,200
BellSouth                              1,320                55,387
SBC Communications                     1,297                53,501
Sprint (FON Group)                     1,650                35,277
Verizon Communications                 1,383                76,162
Total                                                      326,187

Total common stocks
(Cost: $3,567,298)                                      $3,842,555

Total investments in securities
(Cost: $3,567,298)(d)                                   $3,842,555

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
38  IDS LIFE SERIES FUND, INC.

Equity Income Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2001, the value of foreign securities represented 4.61% of net assets.

(d) At April 30, 2001, the cost of securities for federal income tax purposes was $3,573,951 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 390,910
     Unrealized depreciation                                  (122,306)
                                                              --------
     Net unrealized appreciation                             $ 268,604
                                                             ---------

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  39

Investments in Securities
IDS Life Series Fund, Inc.
Government Securities Portfolio

April 30, 2001

(Percentages represent value of investments compared to net assets)

Bonds (94.8%)

Issuer                    Coupon        Principal         Value(a)
                            rate           amount

Mortgage-backed securities (67.1%)
Federal Home Loan Bank
     11-15-02             6.38%          $500,000         $513,280
     08-15-05             6.88            900,000          947,672
Federal Home Loan Mtge Corp
     06-01-12             7.00            116,423          119,365
     01-01-13             6.00            279,041          278,535
     02-01-13             6.50            180,192          182,376
     06-01-15             7.50            336,681          347,366
     02-01-16             5.50            991,609          965,033
     12-01-27             6.00            253,374          245,825
     05-01-28             7.00            260,595          263,527
     08-01-28             7.00            164,386          166,249
Federal Natl Mtge Assn
     04-15-03             5.75            200,000          203,947
     02-13-04             5.13            625,000          628,839
     08-15-04             6.50            100,000          104,064
     02-15-08             5.75            500,000          499,646
     06-01-10             6.50            174,748          177,862
     03-01-13             6.00            143,023          142,673
     04-01-13             5.50            309,514          301,959
     07-01-13             6.50            349,677          353,453
     06-01-14             6.50            467,185          472,230
     09-01-14             7.00            434,437          444,066
     01-01-15             6.50            528,851          533,687
     03-01-15             7.00             86,245           88,157
     03-01-23             9.00             41,214           44,048
     09-01-25             7.00            134,785          136,553
     04-01-27             6.50            190,924          189,781
     03-01-28             6.50            289,868          288,147
     04-01-28             6.00            247,432          239,601
     09-01-28             6.00            569,652          551,645
     11-01-28             6.00            426,538          413,040
     01-01-29             6.00            459,385          444,847
     09-01-29             6.00            475,952          460,585
     05-01-30             8.50             65,310           68,453
     06-01-30             8.50             66,817           70,032
Govt Natl Mtge Assn
     05-15-17             8.00             21,863           22,902
     10-15-27             7.00            320,655          324,343
     07-15-28             6.50            923,830          916,902
     03-15-31             8.00            524,660          542,599
Student Loan Mtge Assn
     03-15-06             5.25            500,000          496,014
Total                                                   13,189,303

U.S. government obligations & agencies (27.7%)
Resolution Funding Corp
     10-15-19             8.13%          $400,000         $498,196
   Zero Coupon
     04-15-05             5.66            200,000(b)       163,814
U.S. Treasury
     08-15-01             7.88            100,000          101,094
     11-15-01             7.50            330,000          335,930
     11-30-02             5.75            300,000          306,702
     11-15-05             5.88            575,000          597,638
     05-15-16             7.25            300,000          343,125
     11-15-16             7.50            700,000          819,112
     05-15-17             8.75            950,000        1,237,374
     08-15-23             6.25            725,000          753,319
     11-15-24             7.50            145,000          173,751
     08-15-27             6.38            100,000          106,000
Total                                                    5,436,055

Total bonds
(Cost: $18,136,370)                                    $18,625,358


Short-term securities (3.5%)

Issuer              Annualized             Amount            Value(a)
                 yield on date         payable at
                   of purchase           maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
   06-22-01               4.61%          $500,000         $496,586
Federal Home Loan Mtge Corp Disc Nt
   06-21-01               4.66            200,000          198,682

Total short-term securities
(Cost: $695,380)                                          $695,268

Total investments in securities
(Cost: $18,831,750)(c)                                 $19,320,626


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) At April 30, 2001, the cost of securities for federal income tax purposes was $18,830,856 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $540,577
     Unrealized depreciation                                   (50,807)
                                                               -------
     Net unrealized appreciation                              $489,770
                                                              ---`-----

-------------------------------------------------------------------------------
40  IDS LIFE SERIES FUND, INC.

Investments in Securities
IDS Life Series Fund, Inc.
Income Portfolio

April 30, 2001
(Percentages represent value of investments compared to net assets)
Bonds (90.8%)
Issuer                    Coupon        Principal         Value(a)
                            rate           amount

Government obligations & agencies (6.4%)
Republic of Brazil
   (U.S. Dollar)
     04-15-14             8.00%          $369,423(c)      $277,762
United Mexican States
   (U.S. Dollar)
     03-12-08             8.63            250,000(c)       253,750
     09-15-16            11.38            250,000(c)       291,563
U.S. Treasury
     11-15-08             4.75            400,000          386,936
     05-15-17             8.75            400,000          521,000
     05-15-18             9.13          2,300,000        3,107,161
     11-15-21             8.00          1,000,000        1,245,310
     08-15-29             6.13            500,000          515,390
Total                                                    6,598,872

Mortgage-backed securities (39.3%)
Federal Home Loan Mtge Corp
     07-15-04             6.25          3,500,000        3,616,018
     06-01-09             5.50            371,900          367,646
     08-01-11             6.50          1,258,645        1,278,430
     03-01-13             5.50            712,146          695,239
     06-01-14             6.50          3,782,499        3,819,151
   Collateralized Mtge Obligation
     06-15-20             8.00             84,947           88,136
Federal Natl Mtge Assn
     04-15-03             5.75          2,000,000        2,039,472
     09-15-09             6.63          2,500,000        2,605,780
     06-01-10             6.50            524,243          533,587
     02-01-11             6.00          1,028,562        1,030,715
     09-01-13             6.00          1,395,928        1,389,419
     11-01-13             6.00          1,480,014        1,473,113
     04-01-14             5.50          2,857,319        2,775,171
     08-01-19             6.50            915,298          907,167
     05-01-26             7.00          2,942,237        2,980,840
     07-01-26             7.00          1,218,636        1,233,869
     12-01-27             6.00          2,216,797        2,148,893
     12-01-27             6.50          1,701,465        1,688,027
     10-01-28             6.50          1,731,141        1,717,013
     06-01-29             6.50          4,440,974        4,400,201
     02-01-30             7.50          2,337,695        2,387,253
     08-01-30             7.50          1,606,755        1,640,477
Total                                                   40,815,617

Aerospace & defense (1.2%)
BE Aerospace
   Sr Sub Nts Series B
     02-01-06             9.88             50,000           52,500
Compass Aerospace
   Company Guaranty Series D
     04-15-05            10.13             50,000(b)        11,000
Fairchild
   Company Guaranty
     04-15-09            10.75             60,000           49,800
L-3 Communications
   Company Guaranty Series B
     08-01-08             8.00            100,000           99,750
Northrop-Grumman
     03-01-06             7.00            250,000          254,870
     02-15-31             7.75            450,000(d)       449,415
Roller Bearing Co of America
   Company Guaranty Series B
     06-15-07             9.63            200,000          180,250
Sequa
   Sr Nts
     08-01-09             9.00            150,000          152,250
Total                                                    1,249,835

Airlines (0.8%)
Continental Airlines
   Series 1996A
     10-15-13             6.94            335,036          335,183
Delta Air Lines
   Series 2000A-2
     11-18-10             7.57            500,000          527,255
Total                                                      862,438

Automotive & related (1.0%)
Aftermarket Technology
   Sr Sub Nts Series D
     08-01-04            12.00             75,000           70,500
Delco Remy Intl
   Company Guaranty
     05-01-09            11.00            100,000(d)       102,500
Ford Motor Credit
     07-16-04             6.70            500,000          511,630
French (JL) Auto Casting
   Company Guaranty Series B
     06-01-09            11.50             50,000           21,000
Hayes Lemmerz Intl
   Company Guaranty Series B
     07-15-07             9.13             25,000           20,500
Lear
   Company Guaranty Series B
     05-15-09             8.11            250,000          249,088
   Sub Nts
     07-15-06             9.50             50,000           51,500
Oxford Automotive
   Company Guaranty Series D
     06-15-07            10.13            100,000           59,000
Total                                                    1,085,718

Banks and savings & loans (3.6%)
Capital One Bank
     05-15-08             6.70            500,000          461,155
Comerica Bank
   Sub Nts
     10-01-08             6.00            500,000          475,888
Corp Andina de Fomento
   (U.S. Dollar)
     02-01-03             7.10            300,000(c)       305,067
Deutsche Telekom Intl Finance
   (U.S. Dollar)
     06-15-10             8.00            500,000(c)       510,220
Hubco Capital Trust I
   Company Guaranty Series B
     02-01-27             8.98            500,000          428,598
MBNA American Bank
   Sub Nts
     03-15-08             6.75            500,000          475,735
Sovereign Bancorp
   Company Guaranty
     03-15-04             8.63            150,000          150,849
Wachovia
   Sr Nts
     07-15-05             7.45            350,000          368,445
Washington Mutual Capital I
   Company Guaranty
     06-01-27             8.38            100,000           97,562
Wells Fargo
   Sr Medium-term Nts Series G
     09-15-02             6.38            400,000          407,572
Total                                                    3,681,091

Building materials & construction (1.5%)
Masco
     05-03-04             6.00            250,000          248,505
Nortek
   Sr Sub Nts
     03-01-04             9.88            150,000          150,000
Pulte
   Sr Nts
     12-15-03             7.00            300,000          302,352
Toll
   Company Guaranty
     11-15-06             8.75            150,000          152,250
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
     06-15-03             6.25            500,000(c)       505,510
WCI Communities
   Sr Sub Nts
     02-15-11            10.63            200,000(d)       209,000
Total                                                    1,567,617

Chemicals (1.4%)
Allied Waste North America
   Company Guaranty
     04-01-08             8.88            100,000(d)       103,500
   Company Guaranty Series B
     01-01-06             7.63             50,000           49,250
     08-01-09            10.00             50,000           51,688

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  41

Income Portfolio
Bonds (continued)
Issuer                    Coupon        Principal         Value(a)
                            rate           amount

Chemicals (cont.)
Georgia Gulf
     11-15-05             7.63%           $65,000          $63,053
Huntsman
   Sr Sub Nts
     07-01-07             9.50             90,000(d)        67,500
Huntsman ICI Chemicals LLC
   Company Guaranty
     07-01-09            10.13             65,000           66,463
Lyondell Chemical
   Series A
     05-01-07             9.63            100,000          103,500
   Series B
     05-01-07             9.88            100,000          103,500
   Sr Sub Nts
     05-01-09            10.88             25,000           25,438
PMD Group
   Sr Sub Nts
     02-28-11            11.00             50,000(d)        51,500
Praxair
     03-01-08             6.50            250,000          248,350
Waste Management
   Sr Nts
     10-01-07             7.13            500,000          492,684
Total                                                    1,426,426

Communications equipment & services (1.2%)
Dobson/Sygnet Communications
   Sr Nts
     12-15-08            12.25             75,000           76,125
Fairpoint Communications
   Sr Sub Nts Series B
     05-01-08             9.50            100,000           81,000
GT Group Telecom
     06-30-08             9.89            125,000(e)        99,063
NATG Holdings LLC/Orius Capital
   Company Guaranty Series B
     02-01-10            12.75             75,000           41,250
Nextel Communications
   Sr Nts
     02-01-11             9.50            160,000(d)       132,000
NTL
   Sr Nts Series B
     10-01-08            11.50             80,000           67,600
Price Communications Wireless
   Company Guaranty Series B
     12-15-06             9.13            300,000          309,000
Rural Cellular
   Sr Sub Nts Series B
     05-15-08             9.63            175,000          159,250
Vialog
   Company Guaranty
     11-15-01            12.75            150,000          157,500
Voicestream Wireless/Voicestream Wireless Holdings
   Sr Nts
     11-15-09            10.38            100,000          114,000
Total                                                    1,236,788

Computers & office equipment (0.7%)
Adaptec
   Cv Sub Nts
     02-01-04             4.75            128,000          108,326
Akamai Technologies
   Cv
     07-01-07             5.50            180,000           65,025
Globix
   Sr Nts
     02-01-10            12.50             50,000           15,250
Juniper Networks
   Cv
     03-15-07             4.75            220,000          176,825
Mercury Interactive
   Cv
     07-01-07             4.75            190,000          172,900
PSINet
   Sr Nts
     11-01-08            11.50            100,000(b)         7,000
Solectron
   Zero Coupon Cv
     11-20-20             3.77            405,000(f)       191,160
Total                                                      736,486

Electronics (1.0%)
Advanced Energy Inds
   Cv
     11-15-06             5.25            114,000          111,560
Celestica
   (U.S. Dollar) Zero Coupon Cv
     08-01-20             3.72            230,000(c,f)     101,200
Semtech
   Cv
     02-01-07             4.50            160,000          146,000
STMicroelectronics
   (U.S. Dollar) Zero Coupon Cv
     11-16-10             3.97            160,000(c,d,f)   108,800
Thomas & Betts
     01-15-06             6.50            400,000          315,515
Triquint Semiconductor
   Cv Sub Nts
     03-01-07             4.00            123,000           94,095
Vitesse Semiconductor
   Cv
     03-15-05             4.00            230,000          183,425
Total                                                    1,060,595

Energy (2.5%)
AES Drax Energy
   (U.S. Dollar)
     08-30-10            11.50             50,000(c,h)      54,750
Ashland
   Medium-term Nts Series J
     08-15-05             7.83            500,000          523,081
Calpine Canada Energy Finance
   (U.S. Dollar) Company Guaranty
     05-01-08             8.50            200,000(c)       198,766
Devon Energy
   Cv
     08-15-08             4.90             81,000           83,924
Grant Prideco
   Sr Nts
     12-01-07             9.63            250,000(d)       263,125
Kerr-McGee
     10-15-05             8.13            500,000          532,165
Mirant Americas Generation
   Sr Nts
     05-01-11             8.30            500,000(d)       498,780
Newfield Exploration
   Sr Nts
     03-01-11             7.63            200,000          198,500
Phillips Petroleum
     05-25-05             8.50            200,000          217,231
Total                                                    2,570,322

Energy equipment & services (0.2%)
Grey Wolf
   Sr Nts
     07-01-07             8.88             75,000           76,312
Nabors Inds
   Zero Coupon Cv
     06-20-20             1.46             90,000(f)        68,625
SESI LLC
   Company Guaranty
     05-15-11             8.88             50,000(d)        50,354
Total                                                      195,291

Financial services (4.6%)
American General Finance
   Sr Nts
     11-01-03             5.75            500,000          505,065
AOA Holdings LLC
   Sr Nts
     06-01-06            10.38            100,000           95,000
Barclays North America Capital
     05-15-21             9.75            300,000          314,487
Capital One Financial
     08-01-08             7.13            500,000          454,935
Duke Capital
   Sr Nts
     10-01-09             7.50            500,000          521,705
GMAC
     11-10-03             5.75            500,000          501,145
Indah Kiat Finance Mauritius
   (U.S. Dollar) Company Guaranty
     07-01-07            10.00             50,000(b,c)       6,250
LaBranche
   Sr Nts
     08-15-04             9.50            150,000          157,407
   Sr Sub Nts
     03-02-07            12.00            100,000          112,000
Morgan Stanley, Dean Witter, Discover & Co
     06-15-05             7.75            500,000          529,314
Neuberger Berman
   Zero Coupon Cv
     05-04-21              .75             30,000(d,f)      25,829
Providian Financial
   Cv Sr Nts
     08-15-05             3.25             72,000           73,035

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
42  IDS LIFE SERIES FUND, INC.

Income Portfolio
Bonds (continued)
Issuer                    Coupon        Principal         Value(a)
                            rate           amount

Financial services (cont.)
Providian Master Trust
   Series 1997-4 Cl A
     06-15-07             6.25%          $500,000         $511,625
Providian Natl Bank
   Sr Nts
     03-15-03             6.70            500,000          503,795
Wilmington Trust
     05-01-08             6.63            500,000          484,665
Total                                                    4,796,257

Food (1.1%)
Aurora Foods
   Sr Sub Nts Series B
     02-15-07             9.88            150,000          135,000
Del Monte Foods
   Zero Coupon Sr Disc Nts Series B
     12-15-02            10.60            125,000(g)       121,875
Delhaize America
     04-15-11             8.13            500,000(d)       511,340
Kellogg
     04-01-11             6.60            300,000(d)       294,807
RAB Enterprises
   Company Guaranty
     05-01-05            10.50             75,000           52,500
Total                                                    1,115,522

Health care (0.9%)
American Home Products
     03-15-11             6.70            500,000(d)       487,950
Watson Pharmaceuticals
   Sr Nts
     05-15-08             7.13            500,000          473,955
Total                                                      961,905

Health care services (1.1%)
AmeriSource Health
   Cv
     12-01-07             5.00             60,000(d)        76,022
HCA-The Healthcare
     06-15-05             6.91            100,000           97,625
     09-01-10             8.75             85,000           91,800
Manor Care
   Sr Nts
     03-01-08             8.00            150,000(d)       149,609
Omnicare
   Sr Sub Nts
     03-15-11             8.13             83,000(d)        84,660
Paracelsus Healthcare
   Sr Sub Nts
     08-15-06            10.00            350,000(b)        87,500
Tenet Healthcare
   Sr Nts Series B
     09-01-10             9.25             75,000           85,125
Sr Sub Nts Series B
     12-01-08             8.13            200,000          207,500
Triad Hospitals
   Sr Nts
     05-01-09             8.75            220,000(d)       225,499
Triad Hospitals Holdings
   Company Guaranty Series B
     05-15-09            11.00             65,000           71,744
Total                                                    1,177,084

Industrial equipment & services (0.7%)
ARAMARK Services
   Company Guaranty
     12-01-06             7.10            500,000          489,024
Motors & Gears
   Sr Nts Series D
     11-15-06            10.75            100,000           99,000
Terex
   Company Guaranty Series D
     04-01-08             8.88            175,000          165,375
Total                                                      753,399

Insurance (1.1%)
American General Institute Capital
   Company Guaranty Series A
     12-01-45             7.57            250,000(d)       246,365
Americo Life
   Sr Sub Nts
     06-01-05             9.25            180,000          174,825
Florida Windstorm
   (MBIA Insured)
     02-25-19             7.13            500,000(d,i)     488,465
Zurich Capital Trust I
   Company Guaranty
     06-01-37             8.38            250,000(d)       249,325
Total                                                    1,158,980

Leisure time & entertainment (1.6%)
Argosy Gaming
   Company Guaranty
     06-01-09            10.75             75,000           80,531
Choctaw Resort Development Enterprises
   Sr Nts
     04-01-09             9.25            200,000(d)       204,750
Coast Hotels & Casino
   Company Guaranty
     04-01-09             9.50            125,000          126,875
Hammons (JQ) Hotels
   1st Mtge
     02-15-04             8.88             50,000           48,500
Horseshoe Gaming Holdings
   Company Guaranty
     05-15-09             8.63            250,000          251,250
Six Flags
   Sr Nts
     02-01-09             9.50            100,000(d)       103,375
Station Casinos
   Sr Nts
     02-15-08             8.38            100,000(d)       100,375
   Sr Sub Nts
     07-01-10             9.88            155,000          161,006
Steinway Musical Instruments
   Sr Nts
     04-15-11             8.75            150,000(d)       152,250
Time Warner
     02-01-24             7.57            350,000          344,719
United Artists Theatres
   Series 1995A
     07-01-15             9.30             89,682           76,230
Total                                                    1,649,861

Media (3.4%)
Charter Communications Holdings/Charter Capital
   Sr Nts
     01-15-10            10.25            100,000          105,250
     01-15-11            11.13            100,000          108,125
Coaxial Communications/Phoenix
   Company Guaranty
     08-15-06            10.00            150,000          150,000
Comcast
   Sr Nts
     11-01-05             8.38            250,000          268,640
   Zero Coupon Cv
     12-19-20              .87            174,000(f)       145,464
Comcast Cable Communications
     11-15-08             6.20            300,000          291,474
Cox Enterprises
     06-15-09             7.38            500,000(d)       495,830
Cumulus Media
   Company Guaranty
     07-01-08            10.38            140,000          130,900
Golden Sky Systems
   Company Guaranty Series B
     08-01-06            12.38            150,000          151,500
Lamar Media
   Company Guaranty
     12-01-06             9.63            150,000          157,125
MDC
   (U.S. Dollar) Sr Sub Nts
     12-01-06            10.50            150,000(c)       138,000
MediaCom LLC/Capital
   Sr Nts
     01-15-13             9.50             50,000(d)        48,625
Nexstar Finance LLC
   Sr Sub Nts
     04-01-08            12.00             45,000(d)        44,213
Quebecor Printing Capital
   Company Guaranty
     01-15-07             7.25            500,000          499,874
Regional Independent Medical
   (U.S. Dollar) Sr Nts
     07-01-08            10.50             50,000(c)        51,438
Rogers Cablesystems
   (U.S. Dollar) Company Guaranty
     12-01-15            11.00            150,000(c)       169,500
Rogers Communications
   (U.S. Dollar) Sr Nts
     01-15-06             9.13            100,000(c)       101,500
Telewest Finance
   (U.S. Dollar) Cv Company Guaranty
     07-07-05             6.00            150,000(c,d)     121,125
Time Warner Entertainment LP
   Sr Nts
     07-15-33             8.38            250,000          269,628
WRC Media/Weekly Read/Compass
   Sr Sub Nts
     11-15-09            12.75            125,000          112,500
Total                                                    3,560,711

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  43

Income Portfolio
Bonds (continued)
Issuer                   Coupon         Principal         Value(a)
                           rate            amount

Metals (0.4%)
Alcan
   (U.S. Dollar)
     01-15-22             8.88%          $200,000(c)      $208,760
Great Lakes Carbon
   Company Guaranty
   Pay-in-kind Series B
     05-15-08            10.25             30,000(l)        17,100
Imexsa Export Trust
   (U.S. Dollar)
     05-31-03            10.13             92,735(c,d)      89,025
Oregon Steel Mills
   1st Mtge
     06-15-03            11.00             75,000           66,000
Total                                                      380,885

Miscellaneous (2.5%)
Actuant
   Company Guaranty
     05-01-09            13.00             40,000           40,000
Adams Outdoor Advertising LP
   Sr Nts
     03-15-06            10.75            100,000          103,000
Advanced Glassfiber Yarn
   Sr Sub Nts
     01-15-09             9.88             35,000           30,450
Bistro Trust
     12-31-02             9.50            250,000(d)       199,753
Consolidated Container
LLC/Consolidated
Container Capital
     07-15-09            10.13             50,000           49,625
ERP Operating LP
     03-02-11             6.95            500,000          494,204
Falcon Products
   Company Guaranty Series B
     06-15-09            11.38            120,000          114,600
ISG Resources
     04-15-08            10.00            115,000           58,650
Nationwide Credit
   Sr Nts Series A
     01-15-08            10.25             95,000           33,250
NSM Steel
   Company Guaranty
     02-01-06            12.00            129,935(b,d)       5,197
Omega Cabinets
   Sr Sub Nts
     06-15-07            10.50            225,000          229,500
Outsourcing Solutions
   Sr Sub Nts Series B
     11-01-06            11.00            140,000          112,000
PSA
   (U.S. Dollar)
     08-01-05             7.13            500,000(c,d)     523,256
Resolution Performance
   Sr Sub Nts
     11-15-10            13.50            100,000(d)       108,500
Stellex Technologies
   Sr Sub Nts Series B
     11-01-07             9.50            250,000(b)        12,813
WPD Holdings
   (U.S. Dollar)
     12-15-07             6.88            500,000(c,d)     476,781
Total                                                    2,591,579

Multi-industry conglomerates (0.5%)
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty Series A
     08-01-07             6.95            250,000(c,d)     249,597
Jordan Inds
   Sr Nts Series D
     08-01-07            10.38            175,000          147,000
Prime Succession
   Sr Sub Nts
     08-15-04            10.75             65,000(b)         7,800
Tyco Intl
   (U.S. Dollar) Zero Coupon Cv
     11-17-20             1.31             43,000(c,f)      33,003
     11-17-20             1.44            130,000(c,d,f)    99,991
Total                                                      537,391

Paper & packaging (2.3%)
Abitibi-Consolidated
   (U.S. Dollar)
     08-01-05             8.30            500,000(c)       520,495
APP China Group
   (U.S. Dollar) Sr Nts
     03-15-05            14.00            200,000(b,c,d)    52,500
Ball
   Company Guaranty
     08-01-08             8.25             50,000           51,000
Berry Plastics
   Sr Sub Nts
     04-15-04            12.25            100,000           95,000
Chesapeake
     05-01-03             9.88            100,000          104,690
Fibermark
   Sr Nts
     04-15-11            10.75            100,000(d)       100,000
Intl Paper
     07-08-03             8.00            500,000          520,679
     11-15-12             5.13             85,000           70,042
Packaging Corp of America
   Company Guaranty
     04-01-09             9.63            250,000          268,125
Printpack
   Sr Sub Nts Series B
     08-15-06            10.63             50,000           51,000
Quno
   (U.S. Dollar) Sr Nts
     05-15-05             9.13            250,000(c)       258,035
Riverwood Intl
   Company Guaranty
     08-01-07            10.63             35,000           36,225
   Company Guaranty Sr Nts
     04-01-06            10.25            100,000          102,000
Silgan Holdings
     06-01-09             9.00             50,000           50,000
Stone Container
   Sr Nts
     02-01-08             9.25             70,000(d)        71,750
Total                                                    2,351,541

Real estate investment trust (0.1%)
Meristar Hospitality
   Sr Nts
     01-15-11             9.13            100,000(d)       102,000

Restaurants & lodging (0.6%)
MGM Mirage
     02-06-08             6.88            500,000          475,125
   Company Guaranty
     06-01-07             9.75             90,000           96,300
Total                                                      571,425

Retail (1.5%)
Albertson's
   Sr Nts
     02-15-11             7.50            500,000          506,180
Eye Care Centers of America
   Company Guaranty
     05-01-08             9.13            100,000           42,000
Flooring America
   Company Guaranty
     10-15-07             9.25            185,000(b)         1,619
Kohl's
   Zero Coupon Cv
     06-12-20             2.47            225,000(f)       140,760
Kroger
   Company Guaranty
     03-01-08             7.45            250,000          254,175
   Sr Nts
     07-15-06             8.15            500,000          538,924
Lowe's
   Zero Coupon Cv Sr Nts
     02-16-21             2.50            110,000(d,f)      74,388
Total                                                    1,558,046

Textiles & apparel (0.5%)
Galey & Lord
   Company Guaranty
     03-01-08             9.13             75,000           42,000
Tommy Hilfiger USA
   Company Guaranty
     06-01-03             6.50            500,000          472,500
Westpoint Stevens
   Sr Nts
     06-15-05             7.88             25,000           17,031
Total                                                      531,531

Transportation (1.5%)
CSX
     03-15-11             6.75            500,000          490,720
Enterprise Rent-A-Car USA Finance
     02-15-08             6.80            200,000(d)       189,766
     01-15-11             8.00            500,000(d)       500,432
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
     06-15-04             9.25            100,000(b,c)      40,000
Interpool
     08-01-07             7.35            125,000          108,750
Union Pacific
     01-15-11             6.65            200,000          195,446
Zhuhai Highway
   (U.S. Dollar) Sub Nts
     07-01-08            11.50            250,000(b,c,d)    22,500
Total                                                    1,547,614

Utilities -- electric (1.2%)
Cleveland Electric Illuminating
   1st Mtge Series B
     05-15-05             9.50            250,000          257,725

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
44  IDS LIFE SERIES FUND, INC.

Income Portfolio
Bonds (continued)
Issuer                   Coupon         Principal         Value(a)
                           rate            amount

Utilities -- electric (cont.)
Connecticut Light & Power
   1st Mtge Series C
     06-01-02             7.75%          $250,000         $255,225
Dominion Virginia Power
   Sr Nts Series A
     03-31-06             5.75            500,000          489,160
Midland Funding II
   Series A
     07-23-05            11.75            100,000          110,265
Sithe Independence Funding
   Series A
     12-30-13             9.00            100,000          104,425
Total                                                    1,216,800

Utilities -- gas (0.8%)
Columbia Energy Group
   Series E
     11-28-10             7.32            500,000          489,435
El Paso Energy
   Sr Nts
     05-15-09             6.75            200,000          196,792
Southwest Gas
   Series F
     06-15-02             9.75            100,000          104,356
Total                                                      790,583

Utilities -- telephone (3.6%)
Adelphia Business Solutions
   Sr Nts Series B
     09-01-04            12.25            125,000          101,250
Alamosa Delaware
   Sr Nts
     02-01-11            12.50             75,000(d)        73,833
Allegiance Telecom
   Sr Nts
     05-15-08            12.88             50,000           47,000
AT&T Wireless Group
   Sr Nts
     03-01-31             8.75            500,000(d)       508,505
COLT Telecom Group
   (U.S. Dollar) Zero Coupon Sr Disc Nts
     12-15-01             6.24            100,000(c,g)      99,000
Energis
   (U.S. Dollar)
     06-15-09             9.75             75,000(c)        72,750
Global Crossing Holdings
   (U.S. Dollar) Sr Nts
     11-15-09             9.50             25,000(c)        23,250
   (U.S. Dollar) Sr Sub Deb
     08-01-07             8.70             25,000(c,d)      23,000
Intermedia Communications
   Zero Coupon Sr Disc Nts
     05-15-01            10.19             50,000(g)        46,000
   Zero Coupon Sr Disc Nts Series B
     07-15-02            11.96            275,000(g)       226,875
ITC DeltaCom
   Sr Nts
     11-15-08             9.75             50,000           33,000
McLeod USA
   Sr Nts
     01-01-09            11.38            150,000          132,375
Metromedia Fiber Network
   Sr Nts
     12-15-09            10.00             50,000           32,375
PSINet
   Sr Nts
     12-01-06            10.50             50,000(b)         3,000
Qwest Capital Funding
   Company Guaranty
     07-15-28             6.88            500,000          438,715
Qwest Communications Intl
   Sr Nts Series B
     11-01-08             7.50            500,000          511,990
RSL Communications
   (U.S. Dollar) Company Guaranty
     11-15-06            12.25            250,000(b,c)       3,750
SBC Communications
     03-15-11             6.25            250,000          243,990
United Pan-Europe Communications
   (U.S. Dollar) Sr Nts Series B
     02-01-10            11.25            125,000(c)        82,500
Vodafone Group
   Company Guaranty
     05-01-08             6.65            500,000          497,685
   (U.S. Dollar)
     02-15-10             7.75            500,000(c)       532,581
Total                                                    3,733,424

Total bonds
(Cost: $94,535,810)                                    $94,173,634

Common stocks (--%)
Issuer                                Shares              Value(a)
Aurora Foods                           2,302(b,e)          $11,418
PhoneTel Technologies                  9,500(b)              2,494

Total common stocks
(Cost: $130,755)                                           $13,912

Preferred stocks & other (2.0%)
Issuer                                Shares              Value(a)
Adelphia Communications
     13.00% Cm Series B                  500               $49,000
Apache
     Cv                                1,300                71,175
Asia Pulp & Paper
     Warrants                            200(c,d)               20
Century Maintenance
     13.25% Pay-in-kind Series C       1,450(l)            116,000
Citadel Broadcasting
     13.25% Cm Pay-in-kind
     Series B                            500(l)             54,000
CNF Trust I
     5.00% Cm Cv Series A              1,510                69,083
Coastal
     6.63% Cv PRIDES                   1,620(k)             75,128
Coltec Capital
     5.25% Cv                          1,120                49,840
CSC Holdings
     11.75% Cm Pay-in-kind
     Series H                          2,300 (l)           251,850
Duke Energy
     8.25% Cv                          2,500                72,750
Georgia-Pacific Group
     7.50% Cv                          3,340               121,910
Global Crossing
     6.38% Cm Cv                       1,520(b,c)           77,710
Kerr-McGee
     5.50% Cv                          1,430                77,778
Metlife Capital
     8.00% Cm Cv                         690                63,135
Nextel Communications
     13.00% Cm Pay-in-kind
     Series D                            113 (l)            86,658
Paxson Communications
     12.50% Cm Pay-in-kind
     Exchangeable                        266 (l)           265,624
Pegasus Satellite
     12.75% Cm Pay-in-kind
     Series AI                           226 (l)           221,823
Pharmacia
     6.50% Cv ACES                     1,510(j)             68,705
Sovereign REIT
     12.00% Series A                      50(d)             46,500
VEC Trust I
     7.75% Cm Cv                       2,200                84,948
Wendys Financing I
     5.00% Cm Cv Series A              2,000               106,500

Total preferred stocks & other
(Cost: $1,994,301)                                      $2,030,137

Short-term securities (6.6%)
Issuer               Annualized            Amount         Value(a)
                  yield on date        payable at
                    of purchase          maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
   05-30-01               4.74%          $500,000         $498,033
   07-25-01               4.18            700,000          692,692
Federal Home Loan Mtge Corp Disc Nts
   05-24-01               4.78            800,000          797,461
   07-06-01               4.62          1,500,000        1,487,801
Federal Natl Mtge Assn Disc Nts
   05-04-01               4.91          1,800,000        1,798,943
   05-17-01               4.76            600,000          598,654
   06-14-01               4.76          1,000,000          993,739

Total short-term securities
(Cost: $6,868,444)                                      $6,867,323

Total investments in securities
(Cost: $103,529,310)(m)                               $103,085,006

See accompanying notes to investments in securities.

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                                                   ANNUAL REPORT -- 2001  45

Income Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2001, the value of foreign securities represented 6.45% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2001, is as follows:

     Security                             Acquisition              Cost
                                                dates

     Aurora Foods                            10-17-00          $  5,755

     GT Group Telecom
         9.89% 2008                          02-09-01           100,813

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2001.

(i) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MBIA -- Municipal Bond Investors Assurance

(j) ACES (Automatically Convertible Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.

(k) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) At April 30, 2001, the cost of securities for federal income tax purposes was $103,557,617 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 2,533,773
     Unrealized depreciation                                 (3,006,384)
                                                             ----------
     Net unrealized depreciation                            $  (472,611)
                                                            -----------

-------------------------------------------------------------------------------
46  IDS LIFE SERIES FUND, INC.

Investments in Securities
IDS Life Series Fund, Inc.
International Equity Portfolio

April 30, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (93.6%)(c)
Issuer                                Shares              Value(a)

Australia (1.3%)
Metals
WMC                                  823,000            $3,955,856

Bermuda (3.3%)
Multi-industry conglomerates
Tyco Intl                            184,900             9,868,113

Canada (2.6%)
Banks and savings & loans (0.4%)
Royal Bank of Canada                  47,000             1,313,798

Energy (1.5%)
Suncor Energy                        152,200             4,264,374

Multi-industry conglomerates (0.7%)
Bombardier Cl B                      154,221             2,223,231

Finland (4.2%)
Communications equipment & services
Nokia                                384,668            12,721,044

France (5.8%)
Building materials & construction (1.3%)
Lafarge                               40,285             3,868,118

Communications equipment & services (1.0%)
Orange                               274,004(b)          2,886,032

Energy equipment & services (1.3%)
Alstom                               140,179             4,039,189

Miscellaneous (2.2%)
Vivendi Universal                     95,353             6,598,347

Germany (8.5%)
Banks and savings & loans (3.0%)
Deutsche Bank                        109,870             8,932,568

Computers & office equipment (3.2%)
SAP                                   60,810             9,677,592

Electronics (2.3%)
Infineon Technologies                161,148             7,000,819

Hong Kong (0.7%)
Financial services
Cheung Kong Holdings                 199,000             2,219,900

Italy (3.3%)
Energy (2.0%)
ENI                                  849,992             5,817,816

Utilities -- telephone (1.3%)
Telecom Italia                       357,438             3,970,815

Japan (21.3%)
Automotive & related (1.9%)
Honda Motor                          139,000             5,592,180

Chemicals (1.0%)
Sumitomo Chemical                    534,000             2,852,957

Computers & office equipment (2.0%)
Canon                                154,000             6,046,060

Electronics (5.5%)
Murata Mfg                            47,200             3,969,790
NEC                                  356,000             6,498,401
Nintendo                              11,700             1,884,729
Rohm                                  24,800             4,376,412
Total                                                   16,729,332

Financial services (3.3%)
Nomura Securities                    462,000             9,760,958

Health care (1.3%)
Takeda Chemical Inds                  82,000             3,956,126

Media (2.3%)
Sony                                  92,900             6,948,606

Utilities -- telephone (4.0%)
NTT DoCoMo                               579            11,904,804

Netherlands (3.6%)
Insurance (2.6%)
ING Groep                            113,626             7,754,023

Miscellaneous (1.0%)
VNU                                   70,452             2,926,380

South Korea (3.4%)
Electronics
Samsung Electronics                   57,830            10,055,482

Spain (3.8%)
Banks and savings & loans (1.9%)
Banco Bilbao
     Vizcaya Argentaria              205,098             2,913,076
Banco Santander
     Central Hispano                 292,808             2,907,561
Total                                                    5,820,637

Utilities -- telephone (1.9%)
Telefonica                           337,958             5,717,010

Switzerland (6.0%)
Banks and savings & loans
Credit Suisse Group                   52,857             9,856,037
UBS                                   53,610             8,157,842
Total                                                   18,013,879

United Kingdom (12.4%)
Banks and savings & loans (2.4%)
Standard Chartered                   518,720             7,347,624

Beverages & tobacco (1.6%)
Diageo                               459,056             4,827,605

Leisure time & entertainment (0.8%)
EMI Group                            392,695             2,494,693

Media (1.3%)
WPP Group                            319,250             3,825,555

Metals (1.5%)
Rio Tinto                            225,473             4,568,110

Retail (0.9%)
Next                                 113,282             1,483,067
Tesco                                345,812             1,236,969
Total                                                    2,720,036

Utilities -- telephone (3.9%)
British Telecommunications           731,153             5,837,424
Vodafone Group                     1,855,731             5,635,617
Total                                                   11,473,041

United States (13.4%)
Computer software & services (0.4%)
Oracle                                74,300(b)          1,200,688

Computers & office equipment (4.9%)
Dell Computer                        330,853(b)          8,698,125
EMC                                  152,300             6,031,080
Total                                                   14,729,205

Electronics (2.8%)
Advanced Micro Devices               138,118(b)          4,281,658
Micron Technology                     91,300(b)          4,143,194
Total                                                    8,424,852

Financial services (2.7%)
Citigroup                            102,300             5,028,045
MBNA                                  83,904             2,991,178
Total                                                    8,019,223

Media (1.5%)
Clear Channel Communications          78,100(b)          4,357,980

Multi-industry conglomerates (1.1%)
General Electric                      68,800             3,338,864

Total common stocks
(Cost: $276,833,766)                                  $280,763,522


See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  47

International Equity Portfolio
Other (--%)
Issuer                                Shares              Value(a)

United Kingdom
DB UK Tech Basket
Warrant                               40,766               $11,082

Total other
(Cost: $1,265,638)                                         $11,082

Short-term securities (6.6%)
Issuer                 Annualized          Amount         Value(a)
                    yield on date      payable at
                      of purchase        maturity

U.S. government agencies (6.2%)
Federal Home Loan Bank Disc Nts
   05-30-01               4.75%        $1,000,000         $995,875
   06-01-01               4.72          1,100,000        1,095,404
   06-08-01               4.85            600,000          596,711
   06-20-01               4.61          1,700,000        1,689,187
   06-27-01               4.22          1,800,000        1,787,385
   07-18-01               4.18          4,000,000        3,961,641
Federal Home Loan Mtge Corp Disc Nts
   05-22-01               4.69          4,300,000        4,287,702
   06-15-01               4.63            900,000          894,148
   06-21-01               4.66          1,100,000        1,092,749
   06-28-01               4.60            800,000          794,203
Federal Natl Mtge Assn Disc Nts
   05-09-01               4.91            600,000          599,235
   05-31-01               4.72            700,000          697,121
Total                                                   18,491,361

Commercial paper (0.4%)
Salomon Smith Barney
   05-01-01               4.67          1,300,000        1,299,831

Total short-term securities
(Cost: $19,796,632)                                    $19,791,192

Total investments in securities
(Cost: $297,896,036)(d)                               $300,565,796


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2001, the cost of securities for federal income tax purposes was $298,879,210 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $ 13,260,191
     Unrealized depreciation                                (11,573,605)
                                                            -----------
     Net unrealized appreciation                           $  1,686,586
                                                           ------------
-------------------------------------------------------------------------------
48  IDS LIFE SERIES FUND, INC.

Investments in Securities
IDS Life Series Fund, Inc.
Managed Portfolio

April 30, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (66.2%)
Issuer                                Shares              Value(a)

Banks and savings & loans (4.8%)
Bank of America                       70,000            $3,920,000
Fifth Third Bancorp                  160,000             8,601,600
FleetBoston Financial                 90,000             3,453,300
U.S. Bancorp                         220,000             4,659,600
Washington Mutual                     40,000             1,997,200
Wells Fargo                          120,000             5,636,400
Wilshire Financial
     Services Group                   77,199(b)            165,978
Total                                                   28,434,078

Beverages & tobacco (0.2%)
Coca-Cola                             30,000             1,385,700

Communications equipment & services (3.1%)
American Tower Cl A                  200,000(b)          5,360,000
Brocade Communications
     Systems                         150,000(b)          5,698,500
CIENA                                 50,000(b)          2,753,000
Finisar                              250,000(b)          3,737,500
Nokia ADR Cl A                        20,000(c)            683,800
PhoneTel Technologies                 76,000(b)             19,950
Total                                                   18,252,750

Computer software & services (3.1%)
Microsoft                            160,000(b)         10,840,000
VERITAS Software                     120,000(b)          7,153,200
Total                                                   17,993,200

Computers & office equipment (9.3%)
AOL Time Warner                      190,000(b)          9,595,000
BEA Systems                           70,000(b)          2,859,500
Cisco Systems                        680,000(b)         11,546,400
EMC                                  350,000(b)         13,860,000
Sanmina                              580,000(b)         16,907,000
Total                                                   54,767,900

Electronics (6.4%)
Applied Materials                     25,000(b)          1,365,000
Applied Micro Circuits                80,000(b)          2,081,600
Intel                                130,000             4,018,300
Jabil Circuit                        430,000(b)         12,487,200
Maxim Integrated Products            250,000(b)         12,775,000
Texas Instruments                    110,000             4,257,000
TriQuint Semiconductor                20,000(b)            580,600
Total                                                   37,564,700

Energy (0.4%)
Mirant                                60,000(b)          2,448,000

Energy equipment & services (0.8%)
Schlumberger                          70,000             4,641,000

Financial services (4.7%)
Citigroup                            360,000            17,694,000
Fannie Mae                            50,000             4,013,000
Merrill Lynch                         20,000             1,234,000
Schwab (Charles)                     250,000             4,950,000
Total                                                   27,891,000

Food (--%)
Aurora Foods                           3,897(b,i)           19,329

Health care (9.7%)
Amgen                                100,000(b)          6,114,000
Genentech                             60,000(b)          3,150,000
Guidant                              180,000(b)          7,380,000
Invitrogen                           120,000(b)          8,461,200
Medtronic                            350,000            15,610,000
Pfizer                               360,000            15,588,000
Total                                                   56,303,200

Insurance (3.2%)
ACE                                  130,000(c)          4,641,000
American Intl Group                  170,000            13,906,000
Total                                                   18,547,000

Leisure time & entertainment (2.4%)
Harley-Davidson                      220,000            10,139,800
Viacom Cl B                           80,000(b)          4,164,800
Total                                                   14,304,600

Metals (0.4%)
Alcan                                 30,000(c)          1,335,000
Alcoa                                 30,000             1,242,000
Total                                                    2,577,000

Multi-industry conglomerates (9.0%)
General Electric                     500,000            24,265,000
Genesys ADR                            7,269(b)             83,598
Minnesota Mining & Mfg                40,000             4,760,400
Tyco Intl                            450,000(c)         24,016,500
Total                                                   53,125,498

Restaurants & lodging (0.6%)
Marriott Intl Cl A                    80,000             3,670,400

Retail (5.4%)
Best Buy                              80,000(b)          4,404,000
Home Depot                           100,000             4,710,000
Kohl's                               100,000(b)          6,106,000
Safeway                              130,000(b)          7,059,000
Wal-Mart Stores                      180,000             9,313,200
Total                                                   31,592,200

Utilities -- electric (0.7%)
Calpine                               70,000(b)          3,989,300

Utilities -- gas (2.0%)
Dynegy Cl A                          120,000             6,942,000
Enron                                 80,000             5,017,600
Total                                                   11,959,600

Total common stocks
(Cost: $346,785,848)                                  $389,466,455

Preferred stocks & other (0.4%)
Issuer                                Shares              Value(a)
Century Maintenance
     13.25% Pay-in-kind
     Series C                         13,746(e)         $1,099,680
Citadel Broadcasting
     13.25% Cm Pay-in-kind
     Series B                          1,000 (e)           108,000
CSC Holdings
     11.13% Cm Pay-in-kind
     Series M                          4,968(e)            539,028
Poland Telecom
     Warrants                            625(c,d,h)             --
Pegasus Satellite
     12.75% Cm Pay-in-kind
     Series AI                           532 (e)           521,238
Sovereign REIT
     12.00% Series A                     100(b,d)           93,000
Total preferred stocks & other
(Cost: $2,618,798)                                      $2,360,946

Bonds (22.4%)
Issuer               Coupon             Principal         Value(a)
                       rate                amount
Government obligations & agencies (3.8%)
Govt Trust Certs Israel
     11-15-01             9.25%           $60,725          $61,479
U.S. Treasury
     01-31-03             4.75          2,000,000        2,015,020
     02-15-03             6.25          2,000,000        2,065,000
     11-15-05             5.75          1,500,000        1,552,035
     08-15-09             6.00          1,550,000        1,616,123
     11-15-16             7.50          1,800,000        2,106,288
     05-15-17             8.75          1,000,000        1,302,500
     11-15-21             8.00          3,300,000        4,109,522
     08-15-27             6.38          2,600,000(j)     2,756,000
     02-15-29             5.25          2,000,000        1,820,320
     05-15-30             6.25          2,500,000        2,635,150
Total                                                   22,039,437
Mortgage-backed securities (8.4%)
Federal Home Loan Mtge Corp
     03-01-13             5.50            712,146          695,239
     07-01-15             7.50          3,139,041        3,238,662
     11-01-22             8.00            158,924          166,508
     08-01-24             8.00            210,733          220,282
     07-01-28             6.00          2,111,948        2,047,280
     06-01-29             7.00          4,327,430        4,371,926
     01-01-31             7.50          1,352,376        1,381,718
Federal Natl Mtge Assn
     08-15-04             6.50          2,000,000        2,081,282
     02-15-08             5.75          5,000,000        4,996,461
     01-01-09             5.50            900,456          889,684
     09-15-09             6.63          1,000,000        1,042,312
     06-01-10             6.50            698,991          711,449
     08-01-11             8.50            384,456          399,285
     09-01-13             6.00            697,964          694,710

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  49

Managed Portfolio
Bonds (continued)
Issuer                   Coupon         Principal         Value(a)
                           rate            amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
     12-01-14             5.50%        $4,955,889       $4,825,199
     04-01-23             8.50             93,191           98,772
     05-01-24             6.00          1,179,255        1,150,422
     06-01-24             9.00             45,229           48,261
     08-01-25             7.50            301,617          309,628
     09-01-25             6.50            661,329          658,227
     09-01-25             7.00            458,356          464,370
     12-01-25             7.00          1,110,989        1,125,565
     03-01-26             7.00            461,704          467,762
     04-01-26             7.00            573,028          580,190
     05-01-26             7.50            876,319          899,594
     09-01-26             7.50            461,150          473,112
     09-01-28             6.50          1,694,031        1,680,206
     11-01-28             6.00          2,559,228        2,478,237
     12-01-28             6.50          1,701,942        1,687,577
     06-01-29             6.50          6,710,136        6,650,530
     03-01-30             7.50          1,952,575        1,993,968
Total                                                   48,528,418

Aerospace & defense (0.3%)
BE Aerospace
   Sr Sub Nts
     11-01-08             9.50            250,000          257,500
Compass Aerospace
   Company Guaranty Series D
     04-15-05            10.13            150,000(b)        33,000
Fairchild
   Company Guaranty
     04-15-09            10.75            130,000          107,900
L-3 Communications
   Company Guaranty Series B
     08-01-08             8.00            250,000          249,375
Northrop-Grumman
     02-15-31             7.75            500,000(d)       499,350
Roller Bearing Co of America
   Company Guaranty Series B
     06-15-07             9.63            500,000          450,625
Sequa
   Sr Nts
     08-01-09             9.00            250,000          253,750
Total                                                    1,851,500

Airlines (0.4%)
Continental Airlines
   Series A
     09-15-17             6.65            924,274          912,859
Delta Air Lines
   Series 2000A-2
     11-18-10             7.57          1,400,000        1,476,314
Total                                                    2,389,173

Automotive & related (0.5%)
Aftermarket Technology
   Sr Sub Nts Series D
     08-01-04            12.00            200,000          188,000
DaimlerChrysler
   Company Guaranty
     01-18-31             8.50          1,000,000        1,022,850
Delco Remy Intl
   Company Guaranty
     05-01-09            11.00            150,000(d)       153,750
Ford Motor Credit
     02-01-11             7.38            900,000          922,125
French (JL) Auto Casting
   Company Guaranty Series B
     06-01-09            11.50            100,000           42,000
Hayes Lemmerz Intl
   Company Guaranty Series B
     07-15-07             9.13             50,000           41,000
Lear
   Company Guaranty Series B
     05-15-09             8.11            200,000          199,270
   Sub Nts
     07-15-06             9.50             50,000           51,500
Oxford Automotive
   Company Guaranty Series D
     06-15-07            10.13            150,000           88,500
Total                                                    2,708,995

Banks and savings & loans (0.3%)
Capital One Bank
   Sr Nts
     06-15-05             8.25          1,000,000        1,027,970
Wells Fargo
   Sr Medium-term Nts Series G
     09-15-02             6.38            800,000          815,144
Wells Fargo Financial
     05-03-04             5.45            200,000          199,662
Total                                                    2,042,776

Building materials & construction (0.1%)
Nortek
   Sr Sub Nts
     03-01-04             9.88            300,000          300,000
Toll
   Company Guaranty
     11-15-06             8.75            150,000          152,250
WCI Communities
   Sr Sub Nts
     02-15-11            10.63            250,000(d)       261,250
Total                                                      713,500

Chemicals (0.2%)
Allied Waste North America
   Company Guaranty Series B
     01-01-06             7.63            300,000          295,500
     08-01-09            10.00            100,000          103,375
Georgia Gulf
     11-15-05             7.63            100,000           97,005
Huntsman
   Sr Sub Nts
     07-01-07             9.50            125,000(d)        93,750
Huntsman ICI Chemicals LLC
   Company Guaranty
     07-01-09            10.13            135,000          138,038
Lyondell Chemical
   Series A
     05-01-07             9.63            250,000          258,750
   Sr Sub Nts
     05-01-09            10.88             50,000           50,875
PMD Group
   Sr Sub Nts
     02-28-11            11.00             75,000(d)        77,250
Total                                                    1,114,543

Communications equipment & services (0.9%)
Dobson/Sygnet Communications
   Sr Nts
     12-15-08            12.25            250,000          253,750
Equinix
   Sr Nts
     12-01-07            13.00            675,000          432,000
Fairpoint Communications
   Sr Sub Nts
     05-01-10            12.50            250,000          231,250
GT Group Telecom
     06-30-08             9.89            275,000(b,i)     217,938
KMC Telecom Holdings
   Sr Nts
     05-15-09            13.50            130,000           23,400
NATG Holdings LLC/Orius Capital
   Company Guaranty Series B
     02-01-10            12.75            100,000           55,000
Nextel Communications
   Sr Nts
     02-01-11             9.50            335,000(d)       276,375
NTL Communications
   Sr Nts Series B
     10-01-10            11.88            200,000          170,000
Price Communications Wireless
   Company Guaranty Series B
     12-15-06             9.13            250,000          257,500
Qwest Capital Funding
     02-15-31             7.75          1,000,000(d)       981,700
Rural Cellular
   Sr Sub Nts Series B
     05-15-08             9.63            200,000          182,000
Verizon Global Funding
     12-01-10             7.25            800,000(d)       824,304
     12-01-30             7.75          1,000,000(d)     1,048,315
Vialog
   Company Guaranty
     11-15-01            12.75          1,075,000        1,128,750
Voicestream Wireless/Voicestream Wireless Holdings
   Sr Nts
     11-15-09            10.38            150,000          171,000
Total                                                    6,253,282

Computers & office equipment (--%)
Globix
   Sr Nts
     02-01-10            12.50             50,000           15,250

Electronics (0.1%)
Thomas & Betts
     01-15-06             6.50            400,000          315,515

Energy (0.5%)
Calpine Canada Energy Finance
   (U.S. Dollar) Company Guaranty
     05-01-08             8.50            250,000(c)       248,458

See accompanying notes to investments in securities.

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50  IDS LIFE SERIES FUND, INC.

Managed Portfolio
Bonds (continued)
Issuer                   Coupon         Principal         Value(a)
                           rate            amount
Energy (cont.)
Energy Corp of America
   Sr Sub Nts Series A
     05-15-07             9.50%        $1,250,000       $1,012,500
Grant Prideco
   Sr Nts
     12-01-07             9.63            300,000(d)       315,750
Newfield Exploration
   Sr Nts
     03-01-11             7.63            200,000          198,500
Phillips Petroleum
     05-25-05             8.50          1,000,000        1,086,156
Total                                                    2,861,364

Energy equipment & services (--%)
Grey Wolf
   Sr Nts
     07-01-07             8.88            150,000          152,625
SESI LLC
   Company Guaranty
     05-15-11             8.88            100,000(d)       100,708
Total                                                      253,333

Financial services (1.4%)
AOA Holdings LLC
   Sr Nts
     06-01-06            10.38            250,000          237,500
Citigroup
     02-06-04             5.70          1,500,000        1,511,219
Countrywide Home
   Company Guaranty Series H
     04-15-09             6.25          1,000,000          973,730
Goldman Sachs Group
     01-15-11             6.88          1,000,000          997,840
Household Finance
     07-15-10             8.00          1,000,000        1,082,570
LaBranche
   Sr Nts
     08-15-04             9.50            500,000          524,690
Morgan Stanley, Dean Witter, Discover & Co
     06-15-05             7.75          1,000,000        1,058,628
Total                                                    6,386,177

Food (0.5%)
Aurora Foods
   Sr Sub Nts Series B
     02-15-07             9.88            220,000          198,000
ConAgra
     09-15-10             7.88          1,000,000        1,057,520
Del Monte Foods
   Zero Coupon Sr Disc Nts Series B
     12-15-02            10.60            250,000(f)       243,750
Delhaize America
     04-15-06             7.38            900,000(d)       910,179
Kellogg
     04-01-06             6.00            700,000(d)       692,125
RAB Enterprises
   Company Guaranty
     05-01-05            10.50            100,000           70,000
Total                                                    3,171,574

Health care services (0.2%)
HCA-The Healthcare
     09-01-10             8.75            170,000          183,600
Manor Care
   Sr Nts
     03-01-08             8.00            100,000(d)        99,739
Omnicare
   Sr Sub Nts
     03-15-11             8.13             83,000(d)        84,660
Paracelsus Healthcare
   Sr Sub Nts
     08-15-06            10.00          1,000,000(b)       250,000
Tenet Healthcare
   Sr Sub Nts Series B
     12-01-08             8.13            250,000          259,375
Triad Hospitals
   Sr Nts
     05-01-09             8.75            110,000(d)       112,750
Triad Hospitals Holdings
   Company Guaranty Series B
     05-15-09            11.00            205,000          226,269
Total                                                    1,216,393

Industrial equipment & services (--%)
Motors & Gears
   Sr Nts Series D
     11-15-06            10.75            250,000          247,500

Insurance (0.5%)
Allstate
   Sr Nts
     12-01-09             7.20            900,000          931,662
Americo Life
   Sr Sub Nts
     06-01-05             9.25            600,000          582,750
Marsh & McLennan
   Sr Nts
     06-15-04             6.63          1,500,000        1,537,350
Total                                                    3,051,762

Leisure time & entertainment (0.3%)
Argosy Gaming
   Company Guaranty
     06-01-09            10.75            100,000          107,375
Choctaw Resort Development Enterprises
   Sr Nts
     04-01-09             9.25            200,000(d)       204,750
Coast Hotels & Casino
   Company Guaranty
     04-01-09             9.50            200,000          203,000
Hammons (JQ) Hotels
   1st Mtge
     02-15-04             8.88             75,000           72,750
Horseshoe Gaming Holdings
   Company Guaranty
     06-15-07             9.38            225,000          234,563
Six Flags
   Sr Nts
     02-01-09             9.50            150,000(d)       155,063
Station Casinos
   Sr Sub Nts
     07-01-10             9.88            210,000          218,138
Steinway Musical Instruments
   Sr Nts
     04-15-11             8.75            250,000(d)       253,749
United Artists Theatres
   Series 1995A
     07-01-15             9.30            672,620          571,726
Total                                                    2,021,114

Media (0.7%)
Adelphia Communications
   Sr Nts Series B
     03-01-07             9.88            100,000          101,000
Charter Communications Holdings/ Charter Capital
   Sr Nts
     10-01-09            10.75            250,000          270,000
     01-15-11            11.13            250,000          270,313
Coaxial Communications/Phoenix
   Company Guaranty
     08-15-06            10.00            200,000          200,000
Comcast Cable Communications
     11-15-08             6.20            500,000          485,790
     01-30-11             6.75            500,000          493,469
Cumulus Media
   Company Guaranty
     07-01-08            10.38            185,000          172,975
Golden Sky Systems
   Company Guaranty Series B
     08-01-06            12.38            500,000(k)       504,999
Lamar Media
   Company Guaranty
     12-01-06             9.63            250,000          261,875
MDC
   (U.S. Dollar) Sr Sub Nts
     12-01-06            10.50            250,000(c)       230,000
MediaCom LLC/Capital
   Sr Nts
     01-15-13             9.50             75,000(d)        72,938
Nexstar Finance LLC
   Sr Sub Nts
     04-01-08            12.00             67,000(d)        65,828
Paxson Communications
   Sr Sub Nts
     10-01-02            11.63            250,000          254,375
Regional Independent Medical
   (U.S. Dollar) Sr Nts
     07-01-08            10.50            100,000(c)       102,875
Rogers Cablesystems
   (U.S. Dollar) Company Guaranty
     12-01-15            11.00            250,000(c)       282,500
Telewest Finance
   (U.S. Dollar) Cv Company Guaranty
     07-07-05             6.00            250,000(c,d)     201,875
Turner Broadcasting
     07-01-13             8.38            250,000          279,238
WRC Media/Weekly Read/Compass
   Sr Sub Nts
     11-15-09            12.75            175,000          157,500
Total                                                    4,407,550

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  51

Managed Portfolio
Bonds (continued)
Issuer                   Coupon         Principal         Value(a)
                           rate            amount

Metals (--%)
Great Lakes Carbon
   Company Guaranty Pay-in-kind Series B
     05-15-08            10.25%          $100,000(e)       $57,000
Oregon Steel Mills
   1st Mtge
     06-15-03            11.00            250,000          220,000
Total                                                      277,000

Miscellaneous (0.6%)
Actuant
   Company Guaranty
     05-01-09            13.00             60,000           60,000
Advanced Glassfiber Yarn
   Sr Sub Nts
     01-15-09             9.88             65,000           56,550
Bistro Trust
     12-31-02             9.50          1,000,000(d)       799,010
Consolidated Container LLC/ Consolidated Container Capital
     07-15-09            10.13            150,000          148,875
DTE Burns Harbor LLC
   Sr Nts
     01-30-03             6.57            148,265(d)       144,673
Falcon Products
   Company Guaranty Series B
     06-15-09            11.38             50,000           47,750
ISG Resources
     04-15-08            10.00            710,000          362,100
Nationwide Credit
   Sr Nts Series A
     01-15-08            10.25          1,000,000          350,000
NSM Steel
   Company Guaranty
     02-01-06            12.00            464,053(b,d)      18,562
Omega Cabinets
   Sr Sub Nts
     06-15-07            10.50            250,000          255,000
Outsourcing Solutions
   Sr Sub Nts Series B
     11-01-06            11.00          1,000,000          800,000
Poland Telecom Finance
   (U.S. Dollar) Company Guaranty Series B
     12-01-07            14.00            625,000(b,c)       6,250
Resolution Performance
   Sr Sub Nts
     11-15-10            13.50            250,000(d)       271,250
Total                                                    3,320,020

Multi-industry conglomerates (0.1%)
Jordan Inds
   Sr Nts Series D
     08-01-07            10.38            250,000          210,000
Prime Succession
   Sr Sub Nts
     08-15-04            10.75          1,000,000(b)       120,000
Total                                                      330,000

Paper & packaging (0.5%)
Abitibi-Consolidated
   (U.S. Dollar)
     08-01-05             8.30          1,000,000(c)     1,040,990
Ball
   Company Guaranty
     08-01-08             8.25            200,000          204,000
Berry Plastics
   Sr Sub Nts
     04-15-04            12.25            300,000          285,000
Fibermark
   Sr Nts
     04-15-11            10.75            225,000(d)       225,000
Intl Paper
     11-15-12             5.13            250,000          206,005
Packaging Corp of America
   Company Guaranty
     04-01-09             9.63            250,000          268,125
Printpack
   Sr Sub Nts Series B
     08-15-06            10.63             50,000           51,000
Riverwood Intl
   Company Guaranty Sr Nts
     04-01-06            10.25            250,000          255,000
Silgan Holdings
     06-01-09             9.00            250,000          250,000
Stone Container
   Sr Nts
     02-01-08             9.25            100,000(d)       102,500
Total                                                    2,887,620

Real estate investment trust (--%)
Meristar Hospitality
   Sr Nts
     01-15-08             9.00            250,000(d)       251,250

Restaurants & lodging (0.2%)
MGM Mirage
     02-06-08             6.88          1,000,000          950,250
   Company Guaranty
     06-01-07             9.75            185,000          197,950
Total                                                    1,148,200

Retail (0.4%)
Eye Care Centers of America
   Company Guaranty
     05-01-08             9.13            150,000           63,000
Kroger
   Company Guaranty
     02-01-10             8.05          1,000,000        1,065,490
Wal-Mart Stores
   Sr Nts
     08-10-09             6.88          1,000,000        1,038,592
Total                                                    2,167,082

Textiles & apparel (--%)
Galey & Lord
   Company Guaranty
     03-01-08             9.13            150,000           84,000
Westpoint Stevens
   Sr Nts
     06-15-05             7.88             50,000           34,063
Total                                                      118,063

Transportation (0.4%)
American Architectural
   Company Guaranty
     12-01-07            11.75          1,000,000(b)       260,000
CSX
     03-15-11             6.75          1,000,000          981,440
Greater Beijing First
   Expressways
   (U.S. Dollar) Sr Nts
     06-15-04             9.25            200,000(b,c)      80,000
     06-15-07             9.50            170,000(b,c)      68,000
Interpool
     08-01-07             7.35            255,000          221,850
Union Pacific
     01-15-11             6.65          1,000,000          977,230
Total                                                    2,588,520

Utilities -- electric (0.2%)
Alabama Power
   1st Mtge
     12-01-24             9.00            277,920          289,698
Connecticut Light & Power
   1st Mtge Series C
     06-01-02             7.75          1,000,000        1,020,900
Sithe Independence
   Funding
   Series A
     12-30-13             9.00            150,000          156,638
Total                                                    1,467,236

Utilities -- gas (0.1%)
NiSource Finance
   Company Guaranty
     04-15-03             5.75            750,000          748,103

Utilities -- telephone (0.8%)
Adelphia Business
   Solutions
   Sr Nts Series B
     09-01-04            12.25            150,000          121,500
Alamosa Delaware
   Sr Nts
     02-01-11            12.50            125,000(d)       123,055
Allegiance Telecom
   Sr Nts
     05-15-08            12.88             75,000           70,500
AT&T Wireless
   Sr Nts
     03-01-06             7.35          1,000,000(d)     1,011,980
CenturyTel
   Sr Nts
     10-15-12             7.75          1,000,000        1,023,530
COLT Telecom Group
   (U.S. Dollar) Zero
    Coupon Sr Disc Nts
     12-15-01             6.24            150,000(c,f)     148,500


See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
52  IDS LIFE SERIES FUND, INC.

Managed Portfolio
Bonds (continued)
Issuer                   Coupon         Principal         Value(a)
                           rate            amount
Utilities -- telephone (cont.)
Energis
   (U.S. Dollar)
     06-15-09             9.75%          $100,000(c)       $97,000
Geotek Communications
   Escrow Cv Sr Sub Nts
     02-15-02               --            205,000(b,h,i)        --
Global Crossing Holdings
   (U.S. Dollar) Sr Sub Deb
     08-01-07             8.70             75,000(c,d)      69,000
Intermedia Communications
   Zero Coupon Sr Disc Nts Series B
     07-15-02             9.55            715,000(f)       589,875
ITC DeltaCom
   Sr Nts
     11-15-08             9.75             50,000           33,000
McLeod USA
   Sr Nts
     01-01-09            11.38            200,000          176,500
Metromedia Fiber Network
   Sr Nts
     12-15-09            10.00            105,000           67,988
Mountain States Telephone & Telegraph
     06-01-05             5.50             80,000           77,055
RSL Communications
   (U.S. Dollar) Company Guaranty
     11-15-06            12.25          1,150,000(b,c)      17,250
United Pan-Europe Communications
   (U.S. Dollar) Sr Nts Series B
     02-01-10            11.25            250,000(c)       165,000
Vodafone Group
   Company Guaranty
     05-01-08             6.65          1,000,000          995,370
Total                                                    4,787,103

Total bonds
(Cost: $134,869,026)                                  $131,679,353

Short-term securities (11.2%)
Issuer                 Annualized          Amount         Value(a)
                    yield on date      payable at
                      of purchase        maturity

U.S. government agencies (8.9%)
Federal Home Loan Bank Disc Nts
     06-01-01             4.72%        $6,500,000       $6,472,844
     06-08-01             4.78         10,800,000       10,740,788
     06-22-01             4.60         20,700,000       20,558,680
Federal Home Loan Mtge Corp Disc Nts
     06-19-01             4.20          5,000,000        4,970,972
     07-12-01             4.62          2,500,000        2,477,847
Federal Natl Mtge Assn Disc Nt
     05-18-01             4.72         $6,900,000       $6,883,217
Total                                                   52,104,348

Commercial paper (2.3%)
BellSouth
     05-02-01             4.84          1,000,000(g)       999,731
Heinz (HJ)
     05-30-01             4.77          1,200,000        1,195,250
Merrill Lynch
     05-11-01             5.03          2,300,000        2,296,299
Natl Rural Utilities
     05-16-01             4.46          2,700,000        2,694,660
Novartis Finance
     05-07-01             4.57          2,000,000(g)     1,998,223
Salomon Smith Barney
     05-01-01             4.67          1,800,000        1,799,766
SBC Communications
     05-23-01             4.95          2,600,000(g)     2,591,811
Total                                                   13,575,740

Total short-term securities
(Cost: $65,693,910)                                    $65,680,088

Total investments in securities
(Cost: $549,967,582)(l)                               $589,186,842


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2001, the value of foreign securities represented 5.69% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h)  Negligible market value.

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2001, is as follows:

     Security                           Acquisition                Cost
                                              dates

     Aurora Foods                         10-17-00             $  9,740
     Geotek Communications
           Escrow Cv Sr Sub Nts           08-26-00                   --
     GT Group Telecom                     02-09-01              219,688

(j) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                         Contracts
     Purchase contracts
     S&P 500 Index, June 2001                                       104

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2001.

(l) At April 30, 2001, the cost of securities for federal income tax purposes was $549,907,666 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $ 82,805,627
     Unrealized depreciation                                (43,526,451)
                                                            -----------
     Net unrealized appreciation                           $ 39,279,176
                                                           ------------

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                                                   ANNUAL REPORT -- 2001  53

Investments in Securities
IDS Life Series Fund, Inc.
Money Market Portfolio

April 30, 2001
(Percentages represent value of investments compared to net assets)

U.S. government agencies (24.2%)

Issuer                 Annualized          Amount         Value(a)
                    yield on date      payable at
                      of purchase        maturity

Federal Home Loan Mtge Corp Disc Nts
     06-21-01             4.56%          $600,000         $596,150
     07-11-01             4.63          3,000,000        2,972,843
     07-13-01             4.59          2,500,000        2,476,934
     08-03-01             4.51          5,000,000        4,941,837
     08-31-01             4.47          1,400,000        1,379,124
Federal Natl Mtge Assn Disc Nts
     05-09-01             4.91          3,800,000        3,795,862
     07-19-01             4.19            700,000          693,625

Total U.S. government agencies
(Cost: $16,856,375)                                    $16,856,375


Commercial paper (73.3%)
Issuer                 Annualized          Amount         Value(a)
                    yield on date      payable at
                      of purchase        maturity

Banks and savings & loans (22.2%)
Abbey Natl North America
     07-10-01             5.33%          $900,000         $890,760
ABN Amro NA Finance
     07-18-01             5.23          2,900,000        2,867,516
BBV Finance (Delaware)
     05-30-01             5.03          1,500,000        1,493,946
     07-18-01             5.30          1,200,000        1,186,376
Commerzbank U.S. Finance
     05-15-01             5.27            700,000          698,568
Deutsche Bank Financial
     09-12-01             4.83          1,500,000        1,473,535
     10-16-01             4.58          1,900,000        1,860,277
Dresdner US Finance
     06-18-01             5.37            900,000          893,604
Societe Generale North America
     06-07-01             5.30          2,000,000        1,989,167
     10-30-01             4.20            500,000          489,611
Westpac Capital
     07-09-01             4.86          1,600,000        1,585,219
Total                                                   15,428,579

Broker dealers (7.7%)
Bear Stearns
     06-20-01             4.80            500,000          496,688
     08-09-01             4.88          1,100,000        1,085,303
Goldman Sachs Group
     05-16-01             5.39          1,000,000          997,760
     07-19-01             4.67          2,000,000        1,979,723
Morgan Stanley, Dean Witter, Discover & Co
     06-07-01             4.96            800,000          795,946
Total                                                    5,355,420

Communications equipment & services (1.8%)
Alcatel
   10-29-01               4.20          1,300,000        1,273,137

Financial services (14.1%)
Caterpillar Financial Services
     07-30-01             4.65          2,000,000        1,977,000
Charta
     05-23-01             5.07            500,000(b)       498,457
CIT Group Holdings
     05-04-01             5.38            500,000          499,776
     07-12-01             4.90          1,000,000          990,300
Corporate Receivables
     07-17-01             4.29            600,000(b)       594,546
Enterprise Funding
     05-23-01             4.81            600,000(b)       598,240
Household Finance
     07-27-01             5.07          1,300,000        1,284,260
Preferred Receivables
     10-29-01             4.22            600,000(b)       587,541
Receivables Capital
     07-16-01             4.72            500,000(b)       495,071
Sheffield Receivables
     09-27-01             4.16            600,000(b)       589,843
Verizon Global Funding
     05-21-01             5.16            600,000          598,283
     06-14-01             4.92            600,000          596,414
Verizon Network Funding
     06-14-01             4.90            500,000          497,024
Total                                                    9,806,755

Food (8.1%)
Cargill
     07-06-01             5.38          3,100,000(b)     3,069,708
Heinz (HJ)
     05-15-01             4.84          1,600,000        1,596,995
Sysco
     08-03-01             4.26          1,000,000(b)       989,007
Total                                                    5,655,710

Household products (4.8%)
Gillette
     07-02-01             4.72          1,000,000(b)       991,940
Kimberly-Clark
     07-13-01             5.44          2,400,000(b)     2,373,817
Total                                                    3,365,757

Insurance (4.7%)
American General
     05-01-01             5.21          2,200,000        2,200,000
American General Finance
     08-16-01             4.30          1,100,000        1,086,105
Total                                                    3,286,105

Media (1.4%)
Gannett
     05-17-01             4.49          1,000,000(b)       998,009

Miscellaneous (4.0%)
USAA Capital
     05-08-01             5.38          2,800,000        2,797,076

Multi-industry conglomerates (4.4%)
GE Capital Intl Funding
     06-21-01             5.41          3,100,000(b)     3,076,417

Total commercial paper
(Cost: $51,042,965)                                    $51,042,965

Letters of credit (2.9%)
Issuer               Annualized            Amount         Value(a)
                  yield on date        payable at
                    of purchase          maturity

Bank of America-
AES Hawaii
     06-27-01             4.73%          $500,000         $496,287
Bank of America-
AES Shady Point
     05-08-01             5.28          1,500,000        1,498,463

Total letters of credit
(Cost: $1,994,750)                                      $1,994,750

Total investments in securities
(Cost: $69,894,090)(c)                                 $69,894,090


See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
54  IDS LIFE SERIES FUND, INC.

Money Market Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Also represents the cost of securities for federal income tax purposes at April 30, 2001.

-------------------------------------------------------------------------------
                                                   ANNUAL REPORT -- 2001  55

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)       Articles  of   Incorporation  as  amended  December  20,  1994,  filed
          electronically as Exhibit 1 with Post-Effective Amendment No. 18 to Registration Statement No. 2-97636 are incorporated by reference.

(b)       By-laws  filed   electronically  as  Exhibit  2  with   Post-Effective
          Amendment  No.  15  to   Registration   Statement   No.   2-97636  are
          incorporated by reference.

(c) Stock Certificate filed as Exhibit No. 3 to Registrant's Registration Statement No. 2-97636 is incorporated by reference.

(d)(1) Investment Management and Services Agreement between IDS Life Insurance Company and the Registrant dated December 17, 1985, filed electronically as Exhibit 5(a) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(2) Investment Advisory Agreement between IDS Life Insurance Company and IDS/American Express Inc., dated July 11, 1984, filed electronically as Exhibit 5(b) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(3) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation for IDS Life International Equity Portfolio, dated January 1, 1995, filed electronically as Exhibit 5(c) with Post Effective Amendment No. 20 to Registration Statement No. 2-97636 is incorporated by reference.

(e)       Underwriting Contracts: Not Applicable.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount equal to 15 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between IDS Trust Company and Registrant dated January 1, 1986, filed electronically as Exhibit 8 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(g)(2) Custody Agreement dated May 13, 1999 between American Express Trust Company and The Bank of New York filed electronically as Exhibit g(3) with IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745 filed on or about May 24, 1999 is incorporated by reference.

(h)       Other Material Contracts: None.

(i)       Opinion  and consent of counsel as to the  legality of the  securities
          being registered,   filed electronically herewith.

(j)       Independent Auditors' Consent filed electronically herewith.

(k)       Omitted Financial Statements: None.

(l)       Initial Capital Agreements: None.

(m)      Rule 12b-1 Plan: None.

(n)      Financial Data Schedule: Not applicable.

(o) Power of Attorney dated June 27, 2001 is filed electronically herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

                  Not Applicable.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).

Directors and officers of IDS Life Insurance Company who are directors and/or officers of one or more other companies:

------------------------------- ----------------------------- ----------------------------- ----------------------------

Name and Title                  Other company(s)              Address                       Title within other
                                                                                            company(s)
------------------------------- ----------------------------- ----------------------------- ----------------------------

Gumer C. Alvero                 American Enterprise Life      829 AXP Financial Center      Chairman of the Board and
Director and Executive Vice     Insurance Company             Minneapolis, MN 55474         Executive Vice President -
President - Annuities                                                                       Annuities

                                American Express Financial    70100 AXP Financial Center    Vice President - Annuities
                                Advisors Inc.                 Minneapolis, MN  55747

                                American Express Financial    200 AXP Financial Center      Vice President - Variable
                                Corporation                   Minneapolis, MN  55747        Annuities

                                American Partners Life        1751 AXP Financial Center     Director, President and
                                Insurance Company             Minneapolis, MN  55474        Chief Executive Officer

                                IDS Life Series Fund, Inc.    200 AXP Financial Center      Director, President and
                                                              Minneapolis, MN 55474         Chief Executive Officer

                                IDS Life Variable Annuity     70100 AXP Financial Center    Director, President and
                                Funds A and B                 Minneapolis, MN 55474         Chief Executive Officer
------------------------------- ----------------------------- ----------------------------- ----------------------------

Timothy V. Bechtold,            American Centurion Life       20 Madison Ave. Extension     Director, President and
Director and President          Assurance Company             P.O. Box 5555                 Chief Executive Officer
                                                              Albany, NY  12205-0555

                                American Express Financial    70100 AXP Financial Center    Vice President - Risk
                                Advisors Inc.                 Minneapolis, MN  55474        Management Products

                                American Express Financial    200 AXP Financial Center      Vice President - Risk
                                Corporation                   Minneapolis, MN  55474        Management Products

                                American Partners Life        1751 AXP Financial Center     Chairman of the Board
                                Insurance Company             Minneapolis, MN 55474

                                IDS Life Insurance Company    P.O. Box 5144                 Director,  President and
                                of New York                   Albany, NY  12205             Chief Executive Officer

                                IDS Life Series Fund, Inc.    200 AXP Financial Center      Director
                                                              Minneapolis, MN  55474

                                IDS Life Variable Annuity     70100 AXP Financial Center    Director
                                Funds A and B                 Minneapolis, MN 55474
------------------------------- ----------------------------- ----------------------------- ----------------------------

Robert M. Elconin,              American Express Financial    70100 AXP Financial Center    Vice President -
Vice President                  Advisors Inc.                 Minneapolis, MN  55474        Government Relations

                                American Express Financial    200 AXP Financial Center      Vice President -
                                Corporation                   Minneapolis, MN  55474        Government Relations
------------------------------- ----------------------------- ----------------------------- ----------------------------

Lorraine R. Hart,               AMEX Assurance Company        200 AXP Financial Center      Vice President -
Vice President - Investments                                  Minneapolis, MN  55474        Investments

                                American Centurion Life       20 Madison Ave Extension      Vice President -
                                Assurance Company             P.O. Box 5555                 Investments
                                                              Albany, NY  12205-0555

                                American Enterprise Life      829 AXP Financial Center      Vice President -
                                Insurance Company             Minneapolis, MN  55474        Investments

                                American Express Corporation  200 AXP Financial Center      Director
                                                              Minneapolis, MN 55474

                                American Express Financial    70100 AXP Financial Center    Vice President - Insurance
                                Advisors Inc.                 Minneapolis, MN  55474        Investments

                                American Express Financial    200 AXP Financial Center      Vice President - Insurance
                                Corporation                   Minneapolis, MN  55474        Investments

                                American Partners Life        1751 AXP Financial Center     Director and Vice
                                Insurance Company             Minneapolis, MN  55474        President - Investments

                                American Express              70100 AXP Financial Center    Vice President -
                                Certificate Company           Minneapolis, MN  55474        Investments

                                IDS Life Series Fund, Inc.    200 AXP Financial Center      Vice President -
                                                              Minneapolis, MN  55474        Investments

                                IDS Life Variable Annuity     70100 AXP Financial Center    Vice President -
                                Funds A and B                 Minneapolis, MN  55474        Investments

                                IDS Life Insurance Company    P.O. Box 5144                 Vice President -
                                of New York                   Albany, NY 12205              Investments

                                IDS Property Casualty         1 WEG Blvd.                   Vice President -
                                Insurance Company             DePere, WI 54115              Investment Officer

                                Investors Syndicate           200 AXP Financial Center      Director and Vice
                                Development Corp.             Minneapolis, MN  55474        President - Investments
------------------------------- ----------------------------- ----------------------------- ----------------------------

Eric L. Marhoun                 AMEX Assurance Company        200 AXP Financial Center      Director and General
Vice President, Assistant                                     Minneapolis, MN 55474         Counsel
General Counsel and Assistant
Secretary                       American Centurion Life       20 Madison Ave. Extension     General Counsel and
                                Assurance Company             P.O. Box 5555                 Secretary
                                                              Albany, NY  12205-0555

                                American Enterprise Life      829 AXP Financial Center      Vice President, Group
                                Insurance Company             Minneapolis, MN  55474        Counsel and Assistant
                                                                                            Secretary

                                American Partners Life        1751 AXP Financial Center     Vice President, Group
                                Insurance Company             Minneapolis, MN  55474        Counsel and Assistant
                                                                                            Secretary

                                IDS Life Insurance Company    P.O. Box 5144                 General Counsel and
                                of New York                   Albany, NY 12205              Secretary

                                IDS Property Casualty         1 WEG Blvd.                   Director, Vice President
                                Insurance Company             DePere, WI 54115              and General Counsel
------------------------------- ----------------------------- ----------------------------- ----------------------------

Timothy S. Meehan               AMEX Assurance Company        200 AXP Financial Center      Secretary
Secretary                                                     Minneapolis, MN 55474

                                American Enterprise           200 AXP Financial Center      Secretary
                                Investment Services Inc.      Minneapolis, MN  55474

                                American Express Asset        200 AXP Financial Center      Secretary
                                Management Group Inc.         Minneapolis, MN  55474

                                American Express Client       200 AXP Financial Center      Secretary
                                Service Corporation           Minneapolis, MN  55474

                                American Express Financial    70100 AXP Financial Center    Secretary
                                Advisors Inc.                 Minneapolis, MN  55474

                                American Express Financial    200 AXP Financial Center      Secretary
                                Corporation                   Minneapolis, MN  55474

                                IDS Property Casualty         1 WEG Blvd.                   Secretary
                                Insurance Company             DePere, WI 54115

                                Investors Syndicate           200 AXP Financial Center      Secretary
                                Development Corporation       Minneapolis, MN  55474
------------------------------- ----------------------------- ----------------------------- ----------------------------

Mary Ellyn Minenko              American Centurion Life       20 Madison Ave. Extension     Counsel and Assistant
Vice President, Assistant       Assurance Company             P.O. Box 5555                 Secretary
General Counsel and Assistant                                 Albany, NY  12205-0555
Secretary
                                American Enterprise Life      829 AXP Financial Center      Vice President, Group
                                Insurance Company             Minneapolis, MN  55474        Counsel and Assistant
                                                                                            Secretary

                                American Partners Life        1751 AXP Financial Center     Vice President, Group
                                Insurance Company             Minneapolis, MN  55474        Counsel and Assistant
                                                                                            Secretary

                                IDS Life Insurance Company    P.O. Box 5144                 General Counsel and
                                of New York                   Albany, NY 12205              Assistant Secretary
------------------------------- ----------------------------- ----------------------------- ----------------------------

Pamela J. Moret,                AMEX Assurance Company        200 AXP Financial Center      Director
Director, Chairman of the                                     Minneapolis, MN  55474
Board and Chief Executive
Officer                         American Express Financial    70100 AXP Financial Center    Senior Vice President -
                                Advisors Inc.                 Minneapolis, MN  55474        Products Group

                                American Express Financial    200 AXP Financial Center      Senior Vice President -
                                Corporation                   Minneapolis, MN  55474        Products Group

                                American Express Trust        200 AXP Financial Center      Vice President
                                Company                       Minneapolis, MN  55474

                                American Express              70100 AXP Financial Center    Chairman of the Board
                                Certificate Company           Minneapolis, MN  55474

                                IDS Property Casualty         1 WEG Blvd.                   Director
                                Insurance Company             DePere, WI 54115
------------------------------- ----------------------------- ----------------------------- ----------------------------

Barry J. Murphy,                American Express Client       200 AXP Financial Center      Director,  President and
Director and Executive Vice     Service Corporation           Minneapolis, MN  55474        Chief Executive Officer
President
                                American Express Financial    70100 AXP Financial Center    Executive Vice President -
                                Advisors Inc.                 Minneapolis, MN  55474        U.S. Retail Group

                                American Express Financial    200 AXP Financial Center      Executive Vice President -
                                Corporation                   Minneapolis, MN  55474        U.S. Retail Group
------------------------------- ----------------------------- ----------------------------- ----------------------------

James R. Palmer,                American Express Financial    70100 AXP Financial Center    Vice President - Taxes
Vice President - Taxes          Advisors Inc.                 Minneapolis, MN  55474

                                American Express Financial    200 AXP Financial Center      Vice President - Taxes
                                Corporation                   Minneapolis, MN  55474
------------------------------- ----------------------------- ----------------------------- ----------------------------

Teresa J. Rasmussen             American Centurion Life       20 Madison Ave. Extension     Counsel and Assistant
Vice President and General      Assurance Company             P.O. Box 5555                 Secretary
Counsel                                                       Albany, NY  12205-0555

                                American Express Corporation  200 AXP Financial Center      Director, Vice President
                                                              Minneapolis, MN  55474        and Secretary

                                American Express Financial    70100 AXP Financial Center    Vice President and
                                Advisors Inc.                 Minneapolis, MN  55474        Assistant General Counsel

                                American Express Financial    200 AXP Financial Center      Vice President and
                                Corporation                   Minneapolis, MN  55474        Assistant General Counsel

                                American Enterprise Life      829 AXP Financial Center      Director, Vice President,
                                Insurance Company             Minneapolis, MN  55474        General Counsel and
                                                                                            Secretary

                                American Partners Life        1751 AXP Financial Center     Director, Vice President,
                                Insurance Company             Minneapolis, MN  55474        General Counsel and
                                                                                            Secretary

                                IDS Life Insurance Company    P.O. Box 5144                 General Counsel and
                                of New York                   Albany, NY 12205              Assistant Secretary

                                IDS Life Series Fund, Inc.    200 AXP Financial Center      General Counsel and
                                                              Minneapolis, MN  55474        Assistant Secretary

                                IDS Life Variable Annuity     70100 AXP Financial Center    General Counsel and
                                Funds A and B                 Minneapolis, MN  55474        Assistant Secretary
------------------------------- ----------------------------- ----------------------------- ----------------------------

Stuart A. Sedlacek,             American Enterprise Life      829 AXP Financial Center      Executive Vice President
Director and Executive Vice     Insurance Company             Minneapolis, MN  55474
President
                                American Express Financial    70100 AXP Financial Center    Senior Vice President and
                                Advisors Inc.                 Minneapolis, MN  55474        Chief Financial Officer

                                American Express Financial    200 AXP Financial Center      Director, Senior Vice
                                Corporation                   Minneapolis, MN  55474        President and Chief
                                                                                            Financial Officer

                                American Express Trust                                      Director
                                Company

                                American Partners Life        1751 AXP Financial Center     Director and Vice President
                                Insurance Agency              Minneapolis, MN  55474
------------------------------- ----------------------------- ----------------------------- ----------------------------

John T.                         AMEX Assurance Company        200 AXP Financial Center      Director
Sweeney                                                       Minneapolis, MN  55474
Executive Vice President -
Finance                         IDS Property Casualty         1 WEG Blvd.                   Director
                                Insurance Company             DePere, WI 54115
------------------------------- ----------------------------- ----------------------------- ----------------------------

Bridget Sperl                   American Enterprise           200 AXP Financial Center      Director, President and
Executive Vice President -      Investment Services Inc.      Minneapolis, MN  55474        Chief Executive Officer
Client Service
                                American Express Client       200 AXP Financial Center      Director and Senior Vice
                                Service Corporation           Minneapolis, MN  55474        President

                                American Express Financial    70100 AXP Financial Center    Senior Vice President -
                                Advisors Inc.                 Minneapolis, MN  55474        Client Service

                                American Express Financial    200 AXP Financial Center      Senior Vice President -
                                Corporation                   Minneapolis, MN  55474        Client Service
------------------------------- ----------------------------- ----------------------------- ----------------------------

Philip C. Wentzel,              American Centurion Life       20 Madison Ave. Extension     Vice President and
Vice President and Controller   Assurance Company             P.O. Box 5555                 Controller
                                                              Albany, NY  12205-0555

                                American Enterprise Life      829 AXP Financial Center      Vice President and
                                Insurance Company             Minneapolis, MN  55474        Controller

                                IDS Life Insurance Company    P.O. Box 5144                 Vice President and
                                of New York                   Albany, NY 12205              Controller

                                American Partners Life        1751 AXP Financial Center     Controller
                                Insurance Company             Minneapolis, MN  55474

                                American Express              70100 AXP Financial Center    Vice President and
                                Certificate Company           Minneapolis, MN  55747        Controller

                                IDS Life Series Fund, Inc.    200 AXP Financial Center      Controller
                                                              Minneapolis, MN  55474

                                IDS Life Variable Annuity     70100 AXP Financial Center    Controller
                                Funds A and B                 Minneapolis, MN  55474
------------------------------- ----------------------------- ----------------------------- ----------------------------

David L. Yowan                  AMEX Assurance Company        200 AXP Financial Center      Vice President, Treasurer
Vice President, Treasurer and                                 Minneapolis, MN  55474        and Assistant Secretary
Assistant Secretary
                                American Enterprise           200 AXP Financial Center      Vice President and
                                Investment Services Inc.      Minneapolis, MN  55474        Treasurer

                                American Enterprise Life      829 AXP Financial Center      Vice President and
                                Insurance Company             Minneapolis, MN  55474        Treasurer

                                American Express Asset        200 AXP Financial Center      Vice President and
                                Management Group Inc.         Minneapolis, MN  55474        Treasurer

                                American Express Client       200 AXP Financial Center      Vice President and
                                Service Corporation           Minneapolis, MN  55474        Treasurer

                                American Express Corporation  200 AXP Financial Center      Vice President and
                                                              Minneapolis, MN  55474        Treasurer

                                American Express Financial    70100 AXP Financial Center    Vice President and
                                Advisors Inc.                 Minneapolis, MN  55747        Treasurer

                                American Express Financial    200 AXP Financial Center      Vice President and
                                Corporation                   Minneapolis, MN  55474        Corporate Treasurer

                                American Partners Life        1751 AXP Financial Center     Vice President and
                                Insurance Company             Minneapolis, MN  55474        Treasurer

                                IDS Life Insurance Company    20 Madison Ave. Extension     Vice President, Treasurer
                                                              P.O. Box 5555                 and Assistant Secretary
                                                              Albany, NY  12205-0555

                                IDS Life Insurance Company    P.O. Box 5144                 Vice President and
                                of New York                   Albany, NY  12205             Treasurer

                                IDS Life Series Fund, Inc.    70100 AXP Financial Center    Vice President and
                                                              Minneapolis, MN  55747        Treasurer

                                IDS Life Variable Annuity     70100 AXP Financial Center    Vice President and
                                Funds A and B                 Minneapolis, MN  55747        Treasurer

                                IDS Property Casualty         1 WEG Blvd.                   Vice President, Treasurer
                                Insurance Company             DePere, WI 54115              and Assistant Secretary

                                Investors Syndicate           200 AXP Financial Center      Vice President and
                                Development Corporation       Minneapolis, MN  55474        Treasurer


Item 27. Principal Underwriters

         The Fund has no principal underwriter.

Item 28. Location of Accounts and Records

         American Express Financial Corporation
         200 AXP Financial Center
         Minneapolis, Minnesota

Item 29. Management Services

         Not applicable

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis and State of Minnesota on the 27th day of June, 2001.


IDS LIFE SERIES FUND, INC.


By  /s/  Gumer C. Alvero*
         Gumer C. Alvero, Director, President and Chief Executive Officer

By  /s/  David L. Yowan*
         David L. Yowan, Vice President and Treasurer

By /s/   Philip C. Wentzel*
         Philip C. Wentzel Controller

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of June, 2001.

Signature                                            Capacity
/s/      Gumer C. Alvero*
         Gumer C. Alvero                             President and
                                                     Chief Executive Officer

/s/      Timothy V. Bechtold*
         Timothy V. Bechtold                         Director

/s/      Rodney P. Burwell*
         Rodney P. Burwell                           Director

/s/      C. Nikol Davies*
         C. Nikol Davies                             Secretary

/s/      Lorraine R. Hart*
         Lorraine R. Hart                            Vice President, Investments

/s/      Jean B. Keffeler*
         Jean B. Keffeler                            Director

/s/      Thomas R. McBurney*
         Thomas R. McBurney                          Director

/s/      Frederick C. Quirsfeld*
         Frederick C. Quirsfeld                      Vice President, Investments

/s/      Teresa J. Rasmussen*
         Teresa J. Rasmussen                         General Counsel and
                                                     Assistant Secretary

/s/      Philip C. Wentzel*
         Philip C. Wentzel                           Controller

/s/      David L. Yowan*
         David L. Yowan                              Vice President and
                                                     Treasurer

*Signed pursuant to Power of Attorney dated June 27, 2001, filed electronically herewith.


/s/ James M. Odland
    James M. Odland

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 27 TO REGISTRATION STATEMENT NO. 2-97636

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

Part C.

         Other Information.

The signatures.

         Exhibits.